UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SAVE FOODS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
☐	Fee paid previously with preliminary materials.

SAVE FOODS, INC.

[August]             , 2023

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Save Foods, Inc. (the “Company”) to be held at 4:30 p.m., Israel time (9:30 a.m. EST), on October 2, 2023, at the offices of the Company’s legal counsel, Meitar | Law Offices, located at 16 Abba Hillel Road, 10th floor, Ramat Gan 5250608, Israel.

In order to facilitate your attendance at the annual meeting, we strongly encourage you to advise David Palach, our chief executive officer, by email at david@savefoods.co or phone at +972-54-721-5315 if you plan to attend the meeting prior to 11:59 p.m., Israel time (4:59 p.m. EST), on September 29, 2023, so that we can timely provide your name to building security. In the event that you do not advise us ahead of time that you will be attending the annual meeting, we encourage you to arrive at the meeting no later than 4:00 p.m., Israel time (9:00 a.m. EST), in order to ensure that you are able to pass through security prior to the start of the meeting.

Your vote is very important, regardless of the number of shares of our voting securities that you own. I encourage you to vote by telephone, over the Internet, or by marking, signing, dating and returning your proxy card so that your shares will be represented and voted at the annual meeting, whether or not you plan to attend. If you attend the annual meeting, you will, of course, have the right to revoke the proxy and vote your shares in person.

If your shares are held in the name of a broker, trust, bank or other intermediary, and you receive notice of the annual meeting through your broker or through another intermediary, please vote or return the materials in accordance with the instructions provided to you by such broker or other intermediary, or contact your broker directly in order to obtain a proxy issued to you by your intermediary holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting.

On behalf of the board of directors, I urge you to submit your proxy as soon as possible, even if you currently plan to attend the meeting in person.

Thank you for your support of our company.

Sincerely,

/s/ Amitay Weiss
Amitay Weiss
Chairman

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SAVE FOODS, INC.

HaPardes 134 (Meshek Sander), Neve Yarak, 4994500 Israel (347) 468 9583

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held October 2, 2023

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Save Foods, Inc., a Delaware corporation (the “Company”), will be held at 4:30 p.m., Israel time (9:30 a.m. EST), on October 2, 2023, at the offices of the Company’s legal counsel, Meitar | Law Offices, located at 16 Abba Hillel Road, 10th floor, Ramat Gan 5250608, Israel. We will consider and act on the following items of business at the Annual Meeting:

(1)	Election of two Class II directors to serve on our board of directors for a term of three years or until their successors are elected and qualified, for which Amitay Weiss and Dr. Roy Borochov are the nominees (the “Director Election Proposal”).

(2)	Approval of increase in shares available for issuance under the Save Foods, Inc. 2022 Share Incentive Plan (the “2022 Plan Amendment” and the “2022 Plan”, respectively).

(3)	Grant discretionary authority to the Company’s board of directors to amend the Certificate of Incorporation of the Company to effect one or more consolidations of the issued and outstanding shares of Common Stock, pursuant to which the shares of Common Stock would be combined and reclassified into one (1) share of Common Stock, at a ratio within the range from 1-for-7 up to 1-for-10 (the “Reverse Stock Split”).

(4)	Approval of a certain transaction that contemplates the issuance of securities in a non-public offering where the maximum number of shares of Common Stock to be issued may exceed 20% of the Company’s issued and outstanding capital stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d) (the “Nasdaq 20% Share Issuance Proposal”).

(5)	Approval of the reincorporation of the Company in Nevada (the “Reincorporation Proposal”).

(6)	Ratification of the appointment of Somekh Chaikin, a member of KPMG International, as the Company’s independent auditors for the fiscal year ended December 31, 2023 (the “Auditor Appointment Proposal”).

(7)	Advisory vote to approve a grant of shares to members of the Company’s board of directors, under the 2022 Plan, and subject to the approval the 2022 Plan Amendment (the “Advisory Vote on Grant of Shares”).

(8)	Such other business as may properly come before the Annual Meeting.

Stockholders are referred to the Proxy Statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, our board of directors recommends a vote FOR the election of the nominees for director named in the Director Election Proposal (Proposal 1); FOR the 2022 Plan Amendment (Proposal 2); FOR the grant of discretionary approval to our board of directors to effect the Reverse Stock Split (Proposal 3); FOR the approval of the Nasdaq 20% Share Issuance Proposal (Proposal 4); FOR the Reincorporation Proposal (Proposal 5); FOR the Auditor Appointment Proposal (Proposal 6); and FOR the Advisory Vote on Grant of Shares (Proposal 7).

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The board of directors has fixed the close of business on [●], 2023 as the record date (the “Record Date”). Only holders of record of shares of our Common Stock as of the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at the office of the Company during regular business hours for the 10 calendar days prior to and during the Annual Meeting.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Annual Meeting or any postponement or adjournment of the Annual Meeting in person, we request that you vote by telephone, over the Internet, or by completing, signing and mailing your proxy card to ensure that your shares will be represented at the Annual Meeting.

If your shares are held in the name of a broker, trust, bank or other intermediary, and you receive notice of the Annual Meeting through your broker or through another intermediary, please vote online, by telephone or by completing and returning the voting instruction form in accordance with the instructions provided to you by such broker or other intermediary, or contact your broker directly in order to obtain a proxy issued to you by your intermediary holder to attend the Annual Meeting and vote in person. Failure to do any of the foregoing may result in your shares not being eligible to be voted at the Annual Meeting.

By Order of the Board of Directors,

/s/ Amitay Weiss
Amitay Weiss
Chairman

[August] , 2023

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SAVE FOODS, INC.

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On October 2, 2023

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” the “Company,” or “Save Foods” refer to Save Foods, Inc., a Delaware corporation, and its direct and indirect subsidiaries. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of our common stock, par value $0.0001 per share, the “Common Stock”.

The accompanying proxy is solicited by the board of directors on behalf of Save Foods, Inc., a Delaware corporation, to be voted at the 2023 annual meeting of stockholders of the Company (the “Annual Meeting”) to be held on October 2, 2023, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Annual Meeting. This Proxy Statement and accompanying form of proxy are expected to be first sent or given to stockholders on or about [August]          , 2023.

The executive office of the Company is located at, and the mailing address of the Company is, HaPardes 134 (Meshek Sander), Neve Yarak, 4994500 Israel.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY

MATERIALS FOR

THE ANNUAL STOCKHOLDER MEETING TO BE HELD ON OCTOBER 2, 2023:

Our official Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and

2022 Annual Report to Stockholders are available at:

www.proxyvote.com

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ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person whom you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a street name holder, you must obtain a proxy from your broker or intermediary in order to vote your shares in person at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice, including the following:

(1)	Election of two Class II directors to serve on our board of directors for a term of three years or until their successors are elected and qualified, for which Amitay Weiss and Dr. Roy Borochov are the nominees (the “Director Election Proposal”).

(2)	Approval of increase in shares available for issuance under the Save Foods, Inc. 2022 Share Incentive Plan (the “2022 Plan Amendment” and the “2022 Plan”, respectively).

(3)	Grant discretionary authority to the Company’s board of directors to amend the Certificate of Incorporation of the Company to effect one or more consolidations of the issued and outstanding shares of Common Stock, pursuant to which the shares of Common Stock would be combined and reclassified into one (1) share of Common Stock, at a ratio within the range from 1-for-7 up to 1-for-10 (the “Reverse Stock Split”).

(4)	Approval of a certain transaction that contemplates the issuance of securities in a non-public offering where the maximum number of shares of Common Stock to be issued may exceed 20% of the Company’s issued and outstanding capital stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d) (the “Nasdaq 20% Share Issuance Proposal”).

(5)	Approval of the reincorporation of the Company in Nevada (the “Reincorporation Proposal”).

(6)	Ratification of the appointment of Somekh Chaikin, a member of KPMG International, as the Company’s independent auditors for the fiscal year ended December 31, 2023 (the “Auditor Appointment Proposal”).

(7)	Advisory vote to approve a grant of shares to members of the Company’s board of directors, under the 2022 Plan, and subject to the approval the 2022 Plan Amendment (the “Advisory Vote on Grant of Shares”).

(8)	Such other business as may properly come before the Annual Meeting.

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What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one Proxy Statement to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate notice or proxy statement in the future, he or she may contact Save Foods, Inc., HaPardes 134 (Meshek Sander), Neve Yarak, 4994500 Israel, Attn: David Palach, chief executive officer, or via email to david@savefoods.co or phone at +972-54-721-5315. Eligible stockholders of record receiving multiple copies of our Notice and Proxy Statement can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other intermediary can request householding by contacting the intermediary.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the Notice or Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to our Investor Relations at the address or telephone number set forth above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple proxy cards or voting instruction forms. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction form for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and also hold shares in a brokerage account, you will receive a proxy card for shares held in your name and a voting instruction form for shares held in street name. Please follow the directions provided in the Notice and in each proxy card or voting instruction form you receive to ensure that all your shares are voted.

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on [●], 2023 (the “Record Date”). The Record Date is established by the board of directors as required by Delaware law. On the Record Date, [●] shares of Common Stock were issued and outstanding.

Who is entitled to vote at the Annual Meeting?

Holders of Common Stock at the close of business on the Record Date may vote at the Annual Meeting.

What are the voting rights of the stockholders?

On each matter to be voted upon at the Annual Meeting, you have one vote for each share of Common Stock you own as of the Record Date.

What is the quorum requirement?

The presence, in person or by proxy, of the holders of not less than 33.33% of the voting power of all of the shares of the stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the stockholders representing a majority of the voting power present at the Annual Meeting, in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.

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What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Securities Transfer Corporation, our stock transfer agent, you are considered the stockholder of record with respect to those shares. The Notice has been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other intermediary, the intermediary is considered the record holder of those shares. You are considered the beneficial owner of those shares, and your shares are held in “street name.” A notice, and Proxy Statement, along with a voting instruction form, have been forwarded to you by your intermediary. As the beneficial owner, you have the right to direct your intermediary concerning how to vote your shares by using the voting instruction form they included in the mailing or by following their instructions for voting.

What is a broker non-vote?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares.

If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, or other agent indicates on a proxy that it does not have discretionary authority to vote certain shares on a non-routine proposal, then those shares will be treated as broker non-votes.

Of the proposals described in this Proxy Statement, Proposals 1, 2, 4, 5 and 7 are considered “non-routine” matters. Proposals 3 and 6 are considered “routine” matters. Accordingly, your broker does not have discretionary authority to vote your shares with respect to the Director Election Proposal (Proposal 1), the 2022 Plan Amendment (Proposal 2), the Nasdaq 20% Share Issuance Proposal (Proposal 4), the Reincorporation Proposal (Proposal 5), or the Advisory Vote on Grant of Shares (Proposal 7) in the absence of specific instructions from you. With respect to the Reverse Stock Split (Proposal 3) and Auditor Appointment Proposal (Proposal 6), your broker will have the discretion to vote your shares even if you do not provide your broker with specific instructions on that proposal.

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How do I vote my shares?

Your vote is very important to us. Whether or not you plan to attend the Annual Meeting, please vote by proxy in accordance with the instructions on your proxy card or voting instruction form (from your broker or other intermediary). There are three convenient ways of submitting your vote:

●	By Telephone or Internet – All record holders can vote by touchtone telephone from the United States using the toll free telephone number on the proxy card, or over the Internet (at www.proxyvote.com), using the procedures and instructions described on the proxy card. “Street name” holders may vote by telephone or Internet if their bank, broker or other intermediary makes those methods available, in which case the bank, broker or other intermediary will enclose the instructions with the proxy materials. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been recorded properly.

●

In Person – All record holders may vote in person at the Annual Meeting. “Street name” holders may vote in person at the Annual Meeting if their bank, broker or other intermediary has furnished a legal proxy. If you are a “street name” holder and would like to vote your shares by proxy, you will need to ask your bank, broker or other intermediary to furnish you with an intermediary issued proxy. You will need to bring the intermediary issued proxy with you to the Annual Meeting and hand it in with a signed ballot that will be provided to you at the Annual Meeting. You will not be able to vote your shares without an intermediary issued proxy. Note that a broker letter that identifies you as a stockholder is not the same as an intermediary issued proxy.

There may be limitations on our ability to hold the Annual Meeting in person this year. See “Do you plan to hold the Annual Meeting in person this year?” below.

●	By Written Proxy or Voting Instruction Form – All record holders can vote by written proxy card, if they have requested to receive printed proxy materials. If you are a “street name” holder and you request to receive printed proxy materials, you will receive a voting instruction form from your bank, broker or other intermediary.

The board of directors has appointed David Palach, chief executive officer, to serve as proxy for the Annual Meeting.

If you complete and sign the proxy card but do not provide instructions for one or more of the proposals, then the designated proxies will or will not vote your shares as to those proposals, as described under “What if I do not specify how I want my shares voted?” below. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the Annual Meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” and complete the voting instruction form provided by your broker or other intermediary except with respect to one or more of the proposals, then, depending on the proposal(s), your broker may be unable to vote your shares with respect to those proposal(s). See “What is a broker non-vote?” above.

Even if you currently plan to attend the Annual Meeting, we recommend that you vote by telephone or Internet or return your proxy card or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

Who counts the votes?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

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What are my choices when voting?

In the Director Election Proposal (Proposal 1), stockholders may vote for all director nominees or may withhold their votes as to one or both director nominees. With respect to the 2022 Plan Amendment (Proposal 2), the Reverse Stock Split (Proposal 3), the Nasdaq 20% Share Issuance Proposal (Proposal 4), the Reincorporation Proposal (Proposal 5), the Auditor Appointment Proposal (Proposal 6) and the Advisory Vote on Grant of Shares (Proposal 7) stockholders may vote for the proposal, against the proposal, or abstain from voting on the proposal.

What are the board of directors’ recommendations on how I should vote my shares?

The board of directors recommends that you vote your shares as follows:

Proposal 1—FOR the election of each of the nominees for director under the Director Election Proposal.

Proposal 2—FOR the 2022 Plan Amendment.

Proposal 3—FOR the Reverse Stock Split.

Proposal 4—FOR the Nasdaq 20% Share Issuance Proposal.

Proposal 5—FOR the Reincorporation Proposal.

Proposal 6—FOR the Auditor Appointment Proposal.

Proposal 7—FOR the Advisory Vote on Grant of Shares.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed, executed proxy card that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

Proposal 1—FOR the election of each of the nominees for director under the Director Election Proposal.

Proposal 2—FOR the 2022 Plan Amendment.

Proposal 3—FOR the Reverse Stock Split.

Proposal 4—FOR the Nasdaq 20% Share Issuance Proposal.

Proposal 5—FOR the Reincorporation Proposal.

Proposal 6—FOR the Auditor Appointment Proposal.

Proposal 7—FOR the Advisory Vote on Grant of Shares.

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If you are a street name holder and do not provide voting instructions on one or more proposals, your bank, broker or other intermediary may be unable to vote those shares. See “What is a broker non-vote?” above.

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

●	Attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares by ballot at the Annual Meeting to revoke your proxy.

●	Voting again by telephone or over the Internet (only your latest telephone or Internet vote submitted prior to the Annual Meeting will be counted).

●	If you requested and received written proxy materials, completing and submitting a new valid proxy bearing a later date.

●	Giving written notice of revocation to the Company addressed to David Palach, chief executive officer, at the Company’s address above, which notice must be received before noon, Eastern Standard time on September 29, 2023.

If you are a street name holder, your bank, broker or other intermediary should provide instructions explaining how you may change or revoke your voting instructions.

What percentage of the vote is required to approve each proposal?

Assuming the presence of a quorum:

●	Proposal 1 - the plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors under the Director Election Proposal (Proposal 1).

●	Proposal 2 - pursuant to Section 5635 of The Nasdaq Stock Market LLC (the “Nasdaq Rules”), the 2022 Plan Amendment (Proposal 2) will require approval by a majority of votes cast. Abstentions and broker non-votes, which are not considered “votes cast,” will have no effect on the outcome of the 2022 Plan Amendment (Proposal 2).

●	Proposal 3 - the Reverse Stock Split (Proposal 3) will require the affirmative vote of the holders of a majority of the shares of our issued and outstanding Common Stock entitled to vote on such proposal at the Annual Meeting. Failures to vote, abstentions and broker “non-votes”, if any, will be the equivalent of a vote AGAINST the Reverse Stock Split (Proposal 3). Because this proposal is a routine matter, brokers will have discretionary voting on this matter if they do not receive instructions.

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●	Proposal 4 - pursuant to Section 5635 of the Nasdaq Rules, the Nasdaq 20% Share Issuance Proposal (Proposal 4) will require approval by a majority of votes cast. Abstentions and broker non-votes, which are not considered “votes cast,” will have no effect on the outcome of the Nasdaq 20% Share Issuance Proposal (Proposal 4).

●	Proposal 5 - the affirmative vote of a majority of the outstanding shares of Common Stock of the Company is required to approve the Reincorporation Proposal (Proposal 5). Abstentions will only be counted toward the tabulations of voting power present and entitled to vote on the Reincorporation Proposal (Proposal 5) and will have the same effect as votes AGAINST the proposal. Brokers do not have discretion to vote on the proposal to approve the Reincorporation Proposal (Proposal 5) and broker non-votes will have the same effect as votes AGAINST the proposal.

●	Proposal 6 - the Auditor Appointment Proposal (Proposal 6) will require the affirmative vote of the holders of a majority of the shares of our Common Stock represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that are voted for or against such proposal. Abstentions and broker non-votes will have no effect on the outcome of the Auditor Appointment Proposal (Proposal 6). Because this proposal is a routine matter, brokers will have discretionary voting on this matter if they do not receive instructions.

●	Proposal 7 - the Advisory Vote on Grant of Shares (Proposal 7) is a non-binding advisory vote that is (1) subject to the approval of Proposal 2 and (2) will require the affirmative vote of the holders of a majority of the shares of our Common Stock represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that are voted for or against such proposal. Abstentions and broker non-votes will have no effect on the outcome of the Vote on Grant of Shares (Proposal 7). For the avoidance of any doubt, Proposal 7 will not be treated as approved if Proposal 2 fails even if the requisite majority of our shares of our Common Stock vote in favor of this non-binding advisory vote.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. Under Delaware General Corporation Law stockholders are not entitled to any appraisal rights or similar rights of dissenters with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our board of directors is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, intermediaries and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of Common Stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

The Company expects to publish the voting results in a Current Report on Form 8-K, which it expects to file with the SEC within four business days following the Annual Meeting.

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Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire proxy statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please feel free to contact David Palach, our chief executive officer, by email at david@savefoods.co or phone at +972-54-721-5315.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

Director Independence

Our board of directors has determined that Ronen Rosenbloom, Israel Berenshtein, Amitay Weiss, Eliahou Arbib, Udi Kalifi and Dr. Roy Borochov do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of the Nasdaq.

Board Committees

Our board of directors has established an audit committee, a nominating and corporate governance committee and a compensation committee, each of which has the composition and responsibilities described below.

Audit Committee. Our audit committee consists of Udi Kalifi, Eliahou Arbib and Ronen Rosenbloom, with Udi Kalifi serving as chair. Our board of directors has affirmatively determined that Udi Kalifi, Eliahou Arbib and Ronen Rosenbloom each meet the definition of “independent director” for purposes of serving on the audit committee under Rule 10A-3 under the Exchange Act of 1934, as amended (“Exchange Act”) and Nasdaq rules. Each member of our audit committee also meets the financial literacy requirements of Nasdaq listing standards. In addition, our board of directors has determined that Udi Kalifi qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. The audit committee held a total of five meetings and acted five times by unanimous written consent during the year ended December 31, 2022. Our board of directors adopted a written charter for the audit committee, which is available on our corporate website at www.savefoods.co. The audit committee is responsible for, among other things:

●	appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;

●	discussing with our independent registered public accounting firm their independence from management;

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●	reviewing with our independent registered public accounting firm the scope and results of their audit;

●	approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

●	overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the quarterly and annual consolidated financial statements that we file with the SEC;

●	overseeing our financial and accounting controls and compliance with legal and regulatory requirements;

●	reviewing our policies on risk assessment and risk management;

●	reviewing related person transactions; and

●	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

Nominating and Corporate Governance Committee. Our nominating and corporate governance committee consists of Ronen Rosenbloom, Israel Berenshtein and Eliahou Arbib, with Ronen Rosenbloom serving as chair. Our board of directors adopted a written charter for the nominating and corporate governance committee, which is available on our corporate website at www.savefoods.co. The nominating and corporate governance committee held one meeting and acted one time by unanimous written consent during the year ended December 31, 2022. The nominating and corporate governance committee is responsible for, among other things:

●	identifying individuals qualified to become members of our board of directors, consistent with criteria approved by our board of directors;

●	overseeing our succession plan for the CEO and other executive officers;

●	overseeing the evaluation of the effectiveness of our board of directors and its committees; and

●	developing and recommending to our board of directors a set of corporate governance guidelines.

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Compensation Committee. Our compensation committee consists of Ronen Rosenbloom, Israel Berenshtein and Eliahou Arbib, with Israel Berenshtein serving as chair. Our board has determined that each of Ronen Rosenbloom, Israel Berenshtein and Eliahou Arbib meet the definition of “independent director” for purposes of serving on the compensation committee under Nasdaq rules, including the heightened independence standards for members of a compensation committee, and are “non-employee directors” as defined in Rule 16b-3 of the Exchange Act. Our board of directors adopted a written charter for the compensation committee, which is available on our corporate website at www.savefoods.co. The compensation committee held two meetings and acted two times by unanimous written consent during the year ended December 31, 2022. The compensation committee is responsible for, among other things:

●	reviewing and approving the compensation of our chief executive officer and other executive officers;

●	reviewing and making recommendations to the board of directors regarding director compensation; and

●	appointing and overseeing any compensation consultants.

Meetings and Attendance

The board of directors held a total of twenty-seven (27) meetings and acted twenty-seven (27) times by unanimous written consent during the year ended December 31, 2022, and each director attended at least 100% percent of the aggregate number of all (i) board meetings held during the period for which he was a director and (ii) committee meetings held during the period for which he was a committee member. We do not have a policy requiring director attendance at stockholder meetings, but members of our board of directors are encouraged to attend.

Board Leadership Structure

The board of directors is committed to promoting effective, independent governance of the Company. Our board believes it is in the best interests of the stockholders and the Company for the board to have the flexibility to select the best director to serve as chairman at any given time, regardless of whether that director is an independent director or the chief executive officer. Consequently, we do not have a policy governing whether the roles of chairman of the board and chief executive officer should be separate or combined. This decision is made by our board of directors, based on the best interests of the Company considering the circumstances at the time.

Currently, the offices of the chairman of the board and the chief executive officer are held by two different people. Amitay Weiss is our independent, non-executive chairman of the board of directors and David Palach is our chief executive officer. The chief executive officer is responsible for the day to day leadership and performance of the Company, while the chairman of the board of directors provides guidance to the chief executive officer and sets the agenda for board meetings and presides over meetings of the board. We believe that separation of the positions reinforces the independence of the board in its oversight of the business and affairs of the Company, and creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the board to monitor whether management’s actions are in the best interests of the Company and its stockholders.

Under our certificate of incorporation, as amended on November 24, 2020, our board of directors is divided into three classes with staggered three-year terms. Each class of directors consists, as nearly as possible, of one-third of the total number of directors constituting the entire board of directors. At each annual general meeting of our stockholders, the election or re-election of directors following the expiration of the term of office of the directors of that class of directors will be for a term of office that expires on the third annual general meeting following such election or re-election, such that from the Annual Meeting and thereafter, each year the term of office of only one class of directors will expire.

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Our directors are divided among the three classes as follows:

●	the Class I directors are Ronen Rosenbloom and Israel Berenshtein, and their terms will expire at our annual meeting of our stockholders to be held in 2025;

●	the Class II directors are Amitay Weiss and Dr. Roy Borochov and their terms will expire at the Annual Meeting; and

●	the Class III directors are Eliahou Arbib and Udi Kalifi, and their terms will expire at our annual meeting of our stockholders to be held in 2024.

Role in Risk Oversight

Our board of directors is responsible for overseeing our risk management process. Our board of directors focuses on our general risk management strategy, the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management. Our audit committee is also responsible for discussing our policies with respect to risk assessment and risk management. Our board of directors believes its administration of its risk oversight function has not negatively affected our board of directors’ leadership structure.

Code of Business Conduct and Ethics

We adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is posted on our website, www.savefoods.co. In addition, we post on our website all disclosures that are required by law or Nasdaq listing standards concerning any amendments to, or waivers from, any provision of the code. In addition, a copy of the Code of Ethics will be provided without charge upon written request to the Company’s Secretary, c/o Save Foods, Inc., HaPardes 134 (Meshek Sander), Neve Yarak, 4994500 Israel.

Communications with the Board of Directors

A stockholder who wishes to communicate with our board of directors, any committee of our board of directors, the non-management directors or any particular director, may do so by writing to such director or directors in care of the Secretary, c/o Save Foods, Inc., HaPardes 134 (Meshek Sander), Neve Yarak, 4994500 Israel. Our chief executive officer will forward such communication to the full board of directors, to the appropriate committee or to any individual director or directors to whom the communication is addressed, unless the communication is unrelated to the duties and responsibilities of our board of directors (such as spam, junk mail and mass mailings, ordinary course disputes over fees or services, personal employee complaints, business inquiries, new product or service suggestions, resumes and other forms of job inquiries, surveys, business solicitations or advertisements) or is unduly hostile, threatening, illegal, or harassing, in which case our secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

Anti-Hedging Policy

Pursuant to our Insider Trading Policy, our directors, officers and employees, consultants and contractors, are prevented from engaging in hedging or monetization transactions, as such transactions allow individuals to continue to own our securities without the full risks and rewards of ownership and as a result, not have the same objectives as other stockholders.

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Director Nomination Policies

We have a standing nominating and corporate governance committee consisting entirely of independent directors. The director nominees for reelection at the Annual Meeting were recommended to the board by the nominating and corporate governance committee for selection.

The nominating and corporate governance committee will consider all proposed nominees for the board of directors, including those properly put forward by stockholders. Stockholder nominations should be addressed to the nominating and corporate governance committee in care of the Secretary, c/o Save Foods, Inc., HaPardes 134 (Meshek Sander), Neve Yarak, 4994500 Israel, in accordance with the provisions of the Company’s amended and restated bylaws. The nominating and corporate governance committee annually reviews with the board the applicable skills and characteristics required of board nominees in the context of current board composition and our circumstances. In making its recommendations to the board, the nominating and corporate governance committee considers all factors it considers appropriate, which may include experience, accomplishments, education, understanding of the business and the industry in which we operate, specific skills, general business acumen and the highest personal and professional integrity. Generally, the nominating and corporate governance committee will first consider current board members because they meet the criteria listed above and possess an in-depth knowledge of us, our history, strengths, weaknesses, goals and objectives. This level of knowledge has proven very valuable to us. In determining whether to recommend a director for re-election, the nominating and corporate governance committee also considers the director’s past attendance at meetings and participation in and contributions to the activities of the board.

The board and the nominating and corporate governance committee aim to assemble a diverse group of board members and believe that no single criterion such as gender or minority status is determinative in obtaining diversity on the board. The board defines diversity as differences of viewpoint, professional experience, education and skills such as a candidate’s range of experience serving on other public company boards, the balance of the business interest and experience of the candidate as compared to the incumbent or other nominated directors, and the need for any particular expertise on the board or one of its committees.

Board Diversity

The table below provides certain information regarding the diversity of our board of directors as of the date of this Proxy Statement.

	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	0	6	0	0

Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	0	4	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0	0	0	0
Did Not Disclose Demographic Background	0	2	0	0

Certain Related Transactions and Relationships

The following is a description of transactions since January 1, 2021, to which we were a party or will be a party, in which the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and any of our directors, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Plantify Transaction

On March 31, 2023, we entered into a securities exchange agreement (the “Exchange Agreement”), with Plantify Foods, Inc., a British Columbia company (“Plantify”), pursuant to which each of the respective parties agreed to issue to the opposite party 19.99% of its issued and outstanding capital stock. We closed the Exchange Agreement on April 5, 2023 (the “Closing”). Upon the Closing, we issued 1,164,374 shares of our Common Stock to Plantify, which amount represented 19.99% of our outstanding capital stock as of immediately prior to the Closing (and 16.66% of our outstanding capital stock as of immediately following the Closing), and Plantify issued 30,004,349 common shares of Plantify to us in exchange thereof.

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In connection with, and contingent upon, the execution of the Exchange Agreement, we executed a debenture (the “Debenture”), whereby we agreed to lend C$1,500,000 to Plantify (the “Principal”), which Principal will accrue interest at a rate of 8% annually and will be repayable by Plantify over approximately 18 months. The Debenture has a maturity date of October 4, 2024. The Principal may be converted, at our sole discretion, into common shares of Plantify at a price of C$0.05 per share until the first anniversary of the Debenture issuance date and C$0.10 per share thereafter. The accrued interest may be converted at the market price of Plantify’s common shares, subject to TSXV approval at the time of conversion. Plantify executed a general security agreement in our favor and specifically pledged to us the shares of Plantify’s subsidiary, Peas of Bean Ltd.

If the Principal under the Debenture is converted in the first year into 30,000,000 Plantify common shares, and assuming no further Plantify common shares are issued following the Exchange Agreement, we will hold approximately 28.56% of Plantify’s outstanding common shares. Accordingly, closing of the Debenture is subject to the approval of Plantify’s shareholders.

In connection with the Closing, Dr. Roy Borochov, chief executive officer of Plantify, was appointed as a Class II director of the Company. Dr. Borochov is up for re-election at the Annual Meeting, which is further described in Proposal 1 herein.

Employment Agreements

Certain of our executive officers have employment and service agreements with us. We have entered into written employment and service agreement with each of our executive officers. Such employment and service agreement will contain customary provisions and representations, including confidentiality, non-competition and inventions assignment undertakings by the executive officers. However, the enforceability of the noncompetition provisions may be limited under applicable law. For additional information about such employment and service agreements, please refer to “Executive Compensation” in this proxy statement.

Indemnification Agreements

We entered into indemnification agreements with each of our directors and executive officers, which, among other things, require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by such director or executive officer, arising out of such person’s services to the Company as a director or executive officer. For further information, see “Executive and Director Compensation—Limitations of Liability and Indemnification” in the Company’s Annual Report on Form 10-K.

REPORT OF THE AUDIT COMMITTEE

The audit committee has reviewed and discussed the Company’s audited financial statements and related footnotes for the year ended December 31, 2022, and the independent auditor’s report on those financial statements, with management and with our independent auditor, Somekh Chaikin, member firm of KPMG International (“Somekh”). The audit committee has also discussed with Somekh’s the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The audit committee has also received the written disclosures and the letter from Somekh required by applicable requirements of the Public Company Accounting Oversight Board regarding Somekh’s communications with the audit committee concerning independence, and has discussed with Somekh that firm’s independence.

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Based on the review and the discussions referred to in the preceding paragraph, the audit committee determined that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC.

The Audit Committee:

Udi Kalifi
Eliahou Arbib
Ronen Rosenbloom

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below provides information regarding the beneficial ownership of our Common Stock as of [●], 2023 of (i) each of our current directors, (ii) each of the Named Executive Officers, (iii) all of our current directors and executive officers as a group, and (iv) each person (or group of affiliated persons) known to us who owns more than 5% of our outstanding Common Stock.

The beneficial ownership of our Common Stock is determined in accordance with the rules of the SEC. Under these rules, a person is deemed to be a beneficial owner of a security if that person directly or indirectly has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the SEC rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary interest.

The percentage of shares of Common Stock beneficially owned is based on [●] shares of Common Stock outstanding as of [●], 2023.

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Unless otherwise indicated below, each person has sole voting and investment power with respect to the shares beneficially owned and the address for each beneficial owner listed in the table below is c/o Save Foods, Inc., HaPardes 134 (Meshek Sander), Neve Yarak, 4994500 Israel.

Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned
5% or more stockholders:
Yaaran Investments Ltd.(1)	1,561,051	[●]	%
Plantify Foods, Inc.(2)	1,164,374	[●]	%
Directors:
Amitay Weiss	-	*
Eliahou Arbib	-	*
Udi Kalifi	27,692	*
Israel Berenshtein	-	*
Ronen Rosenbloom	-	*
Roy Borochov	-	*
Executive Officers:
David Palach	-	*
Lital Barda	-	*
Dan Sztybel(3)	74,605	[●]	%
All directors and executive officers as a group (9 persons)	1,266,671	[●]	%

*	Less than 1%.

(1)	The address of Yaaran Investments Ltd. is Harsit 7 St., Sheary-Tikva, Israel.
(2)	Based on a Schedule 13G filed by Plantify Foods, Inc. with the SEC on April 10, 2023. The address of Plantify Foods, Inc. is 2264 East 11th Ave., Vancouver, V5N1Z6, British Columbia, Canada.
(3)	Includes of options to purchase [●] shares of Common Stock, which are currently exercisable or will become exercisable within 60 days of [●], 2023.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our equity securities (“Reporting Persons”), to file with the SEC reports of ownership and changes in ownership. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such filings and representations from Reporting Persons we believe that during 2022, the Reporting Persons timely filed all such reports, except that Udi Kalifi, failed to timely file a Form 4 reporting the acquisition of 9,270 shares of our Common Stock on June 15, 2022 and 18,422 shares of our Common Stock on June 16, 2022.

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PROPOSAL 1: RE-ELECTION OF CLASS II DIRECTORS

The board of directors currently consists of six (6) members and is classified into three classes of similar size. The members of each class are elected in different years, so that only approximately one-third of the board is elected in any single year. As indicated below, we currently have two directors in Class I (with a term of office expiring in 2025), two directors in Class II (with a term of office expiring at the Annual Meeting), and two directors in Class III (with a term of office expiring in 2024). This year, the board of directors have nominated Amitay Weiss and Dr. Roy Borochov, for re-election as Class II directors.

Each of Mr. Weiss and Dr. Borochov has been nominated to serve for a term of office to expire at the annual meeting of the stockholders to be convened in 2026 or until his successor has been duly elected and qualified. Stockholders will be unable to vote for more than two persons. Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Assuming the presence of a quorum, the two director nominees who receive the most votes cast in the election of directors will be elected as Class II directors. Should any of the director nominees become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his stead, of any other person the board of directors may nominate or designate. Each of the director nominees has expressed his intention to serve the entire term for which election is sought.

Directors and Nominees

The following table sets forth the name, age and positions of the director nominees and each director currently serving on our board of directors:

Name	Age	Director Class	Position	Term Expiration
Ronen Rosenbloom	51	Class I	Director	2025 Annual Meeting
Israel Berenshtein	52	Class I	Director	2025 Annual Meeting
Amitay Weiss	71	Class II	Chairman of the Board of Directors	2023 Annual Meeting
Roy Borochov	48	Class II	Director	2023 Annual Meeting
Eliahou Arbib	56	Class III	Director	2024 Annual Meeting
Udi Kalifi	44	Class III	Director	2024 Annual Meeting

Biographies

Biographies of Class I and Class III Directors Whose Current Terms Extend Beyond the Annual Meeting

Ronen Rosenbloom has served as a member of our board of directors since August 2020. Mr. Rosenbloom is an independent lawyer and has been working out of a self-owned law firm specializing in white collar offences since 2004. Mr. Rosenbloom has served on the board of directors of Medigus Ltd. (Nasdaq and TASE: MDGS) since September 2018 and ScoutCam Inc. (OTC: SCTC) since December 2019. Prior to that, Mr. Rosenbloom served as chairman of the Israeli Money Laundering Prohibition committee and the Prohibition of Money Laundering Committee of the Tel Aviv District, both of the Israel Bar Association from November 2015 to December 2019. Mr. Rosenbloom holds an LL.B. from the Ono Academic College, an Israeli branch of University of Manchester. We believe that Mr. Rosenbloom is qualified to serve on our board of directors because of his business experience and legal expertise and background.

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Israel Berenshtein has served as a member of our board of directors since August 2020. Mr. Berenshtein has also served on the board of directors of Chrion Refineries Ltd. (TASE: CHR) since May 2019 and recently started working as a lawyer in Ben Yakov, Shvimer, Dolv – Law Office. He previously served in the legal department of Sonol Israel Ltd. since April 2010 to December 2020. Before that, Mr. Berenshtein worked as a commercial lawyer and litigator for a leading Israeli law firm from July 2000 to April 2010. Mr. Berenshtein earned an LL.B. in law and an M.A. in political science from Bar Ilan University, Israel. Mr. Berenshtein was admitted to the Israel Bar Association in 2000. We believe that Mr. Berenshtein is qualified to serve on our board of directors due to his extensive legal experience.

Eliahou Arbib has served as a member of our board of directors since January 2021. Mr. Arbib has also served as chairman of the board of directors of Chiron Refineries Ltd. (TASE: CHR) since September 2016. He has also the current owner and manager of Eliahou Arbib Law Offices, since May 2013. Prior to that, from 1993 until 2000, Mr. Arbib was the managing director of AA Arbib Agriculture Supply Ltd. Mr. Arbib holds an LLB from the Law and Business Academic Center of Ramat Gan, Israel. Mr. Arbib has been an active member of the Israeli Bar Association since 2013, and served as deputy chairman of the Security and Defense Committee of the Israeli Bar Association since 2014. We believe that Mr. Arbib is qualified to serve on our board of directors because of his legal experience as well as experience in the field of agriculture.

Udi Kalifi has served as a member of our board of directors since May 18, 2021. Mr. Kalifi is the owner and manager of Udi Kalifi Law Offices since 2006. He has also served as a member of the board of directors of Matomi Media Group Ltd. (TASE: MTMY) since May 2020. Mr. Kalifi holds an LLB, BSc in Accounting and LLM from the Tel Aviv University, Israel and a master’s degree in law and economics from the University of Bologna, Humbourg and Roterdam. Mr. Kalifi has been an active member of the Israeli Bar Association since 2006. Mr. Kalifi was selected to serve as a member of our board of directors due to his legal and finance experience.

Biographies of Class II Directors Subject to Reelection at the Annual Meeting

Amitay Weiss has served as a member of our board of directors since August 2020 and as our chairman of the board of directors since May 24, 2021. Mr. Weiss also serves as a director in other public companies, including Gix Internet Ltd., Arazim Investments Ltd., Maris-Tech Ltd. and Upsellon Brands Holdings Ltd. Mr. Weiss also serves as Chairman of the Board of Automax Motors Ltd., Clearmind Medicine Inc., SciSparc Ltd. and Internet Golden Lines Ltd. In April 2016, Mr. Weiss founded Amitay Weiss Management Ltd., an economic consulting company located in Israel and now serves as its chief executive officer. Mr. Weiss holds a B.A in economics from New England College, a M.B.A. in business administration and LLB from Ono Academic College in Israel, an Israeli branch of University of Manchester. We believe that Mr. Weiss is qualified to serve on our board of directors because of his diverse business, management and leadership experience.

Dr. Roy Borochov has served as a Class II director of the Company since April 5, 2023 and is the current chief executive officer of Plantify Foods, Inc., a minority subsidiary of the Company. Since December 2020, Dr. Borochov has also served as the chief executive officer of Mercury Investment Fund and the founder and owner of OLEA since 2000. Dr. Borochov has also served as chairman of ParaZone Drone Safety Systems since February 2022 and as a member of the board of directors of Peas of Bean since March 2021. Prior to that, from September 2018 to September 2020, Dr. Borochov was the Head of Agriculture at Prospera Technologies Ltd., and from November 2016 to September 2017, he served as chief technology officer and project co-lead of Forrest Innovations Ltd. Prior to that, from January 2015 to September 2017, Dr. Borochov served as the president of Forrest Innovations USA Inc., and from 2009 to 2015, he served in various roles at the Israeli Bio Organic Agriculture Association, including as its chief executive officer and chief orchard instructor. Dr. Borochov holds a Ph.D, M.Sc. and B.Sc. in Plant Science from the Hebrew University of Jerusalem. We believe that Dr. Borochov is qualified to serve on our board of directors given his extensive experience in and expertise with agri-tech companies and his leadership position with Plantify Foods, Inc., which is a key subsidiary of the Company.

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Family Relationships

There are no family relationships between our directors and executive officers.

Vote Required

The Class II directors will be elected by a plurality of the votes cast by the holders of our Common Stock voting in person or by proxy at the Annual Meeting. The two director nominees who receive the most votes cast in the election of directors will be elected as Class II directors.

Board Recommendation The board of directors recommends a vote FOR each of the Class II director nominees under the Director Election Proposal.

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EXECUTIVE OFFICERS

Below is certain information with respect to our other executive officers.

Name	Age	Position
David Palach	57	Chief Executive Officer
Lital Barda	36	Chief Financial Officer
Dan Sztybel	46	Chief Executive Officer of Save Foods Ltd.

The Company’s officers are appointed by the board of directors and serve at its discretion.

David Palach has served as our chief executive officer since January 2021 and served as our interim chief financial officer from April 1, 2023 until July 15, 2023 while Lital Barda was on maternity leave. Mr. Palach has owned and served as chief executive officer of S.T. Sporting Ltd. and Sun Light Lightning Solutions Ltd., companies operating in the environmental industry since 2009 and 2015, respectively. Mr. Palach holds a BBA in Accounting from Baruch College/City University of New York and completed a Directors Course at Bar Ilan University in Israel. Mr. Palach previously maintained a certified public accounting license in the State of Maryland.

Lital Barda has served as the Company’s chief financial officer since April 2022. In addition to her role as the Company’s chief financial officer, Ms. Barda currently serves as an accountant and financial controller for Shlomo Zakai, CPA, a position she has held since November 2017, and provided a wide range of accounting and controlling services for publicly traded and private companies. Ms. Barda holds a B.A. in accounting from the Ono Academic College in Kiryat Ono, Israel. Ms. Barda is also a certified public accountant in Israel.

Dan Sztybel has served as the chief executive officer of Save Foods Ltd. since April 2019. Mr. Sztybel previously served as the chief executive officer of the Company from April 2019 to January 2021, and vice president of business development from October 2018 to March 2019. Prior to joining the Company, Mr. Sztybel served as principal at Goldmed Ltd., a consulting firm from September 2016 to September 2018. Mr. Sztybel is the founder of Dan Sztybel Consulting Group, a boutique firm advising global leaders and emerging startups in the healthcare field on strategy, partnerships, and investments and has served as its managing director since November 2014. Mr. Sztybel is also the co-founder of MyndYou, a digital health-tech company. Mr. Sztybel led the life sciences and healthcare advisory team at Kost, Forer, Gabbay & Kasierer, a member firm of Ernst & Young Global from July 2007 to November 2014. Mr. Sztybel received his B.Sc. and M.Sc. in molecular biology and biotechnology from Bar-Ilan University. Mr. Sztybel also completed a special EY-Kellogg-Recanati business program for employee excellence.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information concerning the compensation awarded to, earned by or paid to of our Chief Executive Officer and our other executive officers receiving annual remuneration in excess of $100,000 during 2022 (each, a “Named Executive Officer”).

Name and principal position	Fiscal Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	All other compensation ($)	Total ($)
David Palach	2022	134,844	-	-	-	-	134,844
Chief Executive Officer (1)	2021	164,017	-	-	-	-	164,017

Dan Sztybel
Former co-Chief Executive Officer, Chief Executive Officer of Save Foods Ltd. (2)	2021	289,087	65,000	-	73,974	-	428,061

Shlomo Zakai
Former Chief Financial Officer (3)	2021	210,470	30,000	-	3,049	-	243,519

(1)	Mr. Palach was appointed as our co-Chief Executive Officer on November 5, 2020, and as our Chief Executive Officer on January 11, 2021, upon the resignation of Mr. Sztybel.

(2)	Mr. Sztybel resigned from his position as our co-Chief Executive Officer, effective January 11, 2021, and thereafter continued serving as the Chief Executive Officer of Save Foods Ltd.

(3)	Mr. Zakai resigned from his position as our Chief Financial Officer, effective May 18, 2021.

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Outstanding Equity Awards at Fiscal Year-End

The following table provides information about the number of outstanding equity awards held by each of our named executive officers as of December 31, 2022:

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (Exercisable)	Number of Securities Underlying Unexercised Options (Unexercisable)	Option Exercise Price	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares That Have Not Vested
David Palach	-	-	-	-	-	-
Chief Executive Officer	-	-	-	-	-	-

Dan Sztybel	14,286	-	3.15	1/3/2029	-	-

Former co-Chief Executive Officer, Chief Executive Officer of Save Foods Ltd.	28,572	-	3.15	4/2/2029
	28,572	-	3.78	7/1/2030

Shlomo Zakai	9,524	-	3.15	1/3/2029	-	-
Former Chief Financial Officer	-	-	-	-	-	-

Employment Agreements with Executive Officers

We, and through our Israeli subsidiary, have entered into written employment agreements with certain of our executive officers.

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Consulting Agreement with David Palach

On November 6, 2020, we entered into a consulting agreement with S.T Sporting (1996) Ltd., for the services of David Palach (the “CEO Consulting Agreement”). Pursuant to the terms of the CEO Consulting Agreement, Mr. Palach provides us services as chief executive officer. Pursuant to the terms of the CEO Consulting Agreement, Mr. Palach was entitled to a monthly fee in the amount of $8,000 plus value added tax per month and a grant of options to purchase shares of our Common Stock, which amount shall be determined by good faith negotiations by the board of directors on a future date.

On June 23, 2021, our board of directors approved updated compensation for Mr. Palach pursuant to which Mr. Palach is entitled to a (1) monthly fee of $14,000 plus value added tax per month, (2) reimbursement of expenses not exceeding $500 per month (3) one-time grant of options to purchase shares of Common Stock representing 4.5% of the Company’s outstanding capital stock as of June 23, 2021, and (4) the immediate repayment of $8,000, representing debt payable to Mr. Palach that accrued during the period beginning November 2020 until April 2021.

On August 29, 2022, the monthly fee of Mr. Palach was reduced to $6,000.

Services Agreement with Dan Sztybel

On October 10, 2018, Save Foods Ltd. entered into a service agreement (as amended on March 28, 2019, the “Save Foods Ltd. CEO Services Agreement”) with Mr. Sztybel and Dan Sztybel Consulting Group Ltd., a consulting services company owned and controlled by Mr. Sztybel, pursuant to which Mr. Sztybel provides us with services as the chief executive officer of Save Foods Ltd. Pursuant to the terms of the Save Foods Ltd. CEO Services Agreement, Mr. Sztybel is currently entitled to a monthly fee in the amount of NIS 47,125 (approximately $14,500) plus value added tax and car allowance in the amount of NIS 3,250 (approximately $1,000) plus value added tax per month. In addition, under the Save Foods Ltd. CEO Services Agreement, Mr. Sztybel was granted:

(a)	Options to purchase up to 14,286 shares of Common Stock, under our 2018 Equity Incentive Plan (the “2018 Plan”), in the event that we will receive EPA and FDA approvals by the end of the second quarter of 2020. Such conditions were not met as of June 30, 2020.

(b)	Options to purchase up to 28,572 shares of Common Stock, under our 2018 Plan.

Both parties may terminate the Save Foods Ltd. CEO Services Agreement at any time for any reason upon a 30-day prior written notice.

Commencing April 2020, the Company and Mr. Sztybel agreed to temporarily reduce the monthly fixed fee to $9,000 per month.

On July 13, 2021, Save Foods Ltd. entered into an employment agreement with Mr. Sztybel to serve as its Chief Executive Officer. In accordance with the foregoing agreement, Mr. Sztybel is entitled to a salary of NIS 54,000 (approximately $17,400) and certain employee benefits customarily provided to officers of similar companies in Israel. On November 3, 2021, Save Foods Ltd. entered into an amendment to the employment agreement with Mr. Sztybel, effective October 1, 2021, pursuant to which Mr. Sztybel’s salary was reduced to NIS 45,880 (approximately $14,800). In addition, in the event that Mr. Sztybel would be terminated prior to 18 months following May 30, 2021, Mr. Sztybel would be entitled to severance in an amount equal to Mr. Sztybel’s then current salary multiplied by the number of months left between the termination date and November 30, 2022.

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On June 23, 2021, our board of directors approved a one-time lump sum bonus to Mr. Sztybel in an amount of $65,000 in connection with his contributions to the Company’s uplist to the Nasdaq Capital Market which closed on May 13, 2021.

Employment Agreement with Lital Barda

On April 18, 2022, we entered into an consulting agreement with our Chief Financial Officer, Lital Barda, which provides for a monthly base salary of NIS 25,000, and a grant of options to purchase such number of shares of the Company’s Common Stock, as shall be agreed upon between Ms. Barda and the Board in accordance with the terms of the 2022 Plan.

Director Compensation

The following table sets forth the compensation we paid our non-executive directors for services rendered as directors during the year ended December 31, 2022.

Name	Fees earned or paid in cash ($)	Option awards ($)	All other compensation ($)	Total ($)
Amitay Weiss	116,300	-	-	116,300
Eliahou Arbib	36,653	-	-	36,653
Udi Kalifi	36,653	-	-	36,653
Israel Berenshtein	36,653	-	-	36,653
Ronen Rosenbloom	36,653	-	-	36,653

Directors’ and Officers’ Liability Insurance

We currently have directors’ and officers’ liability insurance insuring our directors and officers against liability for acts or omissions in their capacities as directors or officers, subject to certain exclusions. Such insurance also insures us against losses which we may incur in indemnifying our officers and directors. In addition, we have entered into indemnification agreements with key officers and directors and such persons shall also have indemnification rights under applicable laws, and our certificate of incorporation and bylaws.

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PROPOSAL 2: APPROVAL OF INCREASE IN NUMBER OF SHARES AVAILABLE UNDER 2022 PLAN

Our board of directors is seeking the approval of our stockholders of an amendment to the 2022 Plan, which amendment was adopted by our board of directors on July 31, 2023, subject to stockholder approval (the “First Amendment”). If the stockholders approve the First Amendment, it will become effective immediately after the adjournment of the Annual Meeting.

The 2022 Plan was originally approved by our board of directors on May 29, 2022, and by our stockholders at our annual meeting on August 29, 2022, which originally included 1,000,000 shares of Common Stock authorized for issuance under the 2022 Plan. The First Amendment would further increase the number of shares of Common Stock authorized for issuance pursuant to awards under the 2022 Plan by an additional 6,500,000 shares of our Common Stock.

We believe that operation of the 2022 Plan is a necessary and powerful tool in attracting and retaining the services of key employees, key contractors, and outside directors in a competitive labor market, which is essential to our long-term growth and success. We also need to ensure that we can continue to provide an incentive to our current employees, service providers and outside directors, many of whom hold outstanding options that were previously awarded under the 2022 Plan with exercise prices above the current fair market value of our Common Stock. We have strived to use our 2022 Plan resources effectively and maintain an appropriate balance between stockholder interests and the ability to recruit and retain valuable employees. However, we believe that there is an insufficient number of shares remaining under our 2022 Plan to meet our projected needs. As a result of past sales of our equity securities to finance our operations, the number of shares issuable pursuant to the 2022 Plan relative to our fully diluted capitalization is disproportionately low, compared to our peer companies. Much of the outstanding equity that we have granted to our employees in the past is significantly “out of the money”, and, as a result, our current officers hold little or no actual shares of Common Stock in our company. Furthermore, and as we elaborate on in Proposal 7, our directors have not been awarded any equity pursuant to an incentive plan since each respective director’s appointment date. Moreover, having such a small percentage of our fully diluted capitalization reserved for employees and directors will impair our ability to both attract and retain key persons going forward. Accordingly, it is the judgment of our board of directors that increasing the number of shares of Common Stock available for issuance under the 2022 Plan pursuant to the First Amendment is in the best interest of the Company and its stockholders. In addition, we believe that the increase contemplated under the First Amendment to increase the number of shares of Common Stock available for issuance pursuant to awards under the 2022 Plan reflects best practices in our industry.

Furthermore, we, like many public companies with a retail stockholder base, have witnessed a concerning trend at our recent general meetings of stockholders whereby few stockholders elect to participate and vote at such meetings. Although we do not have a heavy retail stockholder base, it is possible that a few such stockholders may elect to participate and vote at stockholders’ meetings and certain corporate actions that are fundamental to the successful continuity of our business and operations may be delayed or defeated. This phenomenon has created a challenging ecosystem for the Company as certain corporate actions that are fundamental to the successful operation of the Company and its business are not approved by stockholders due to such low turnout at general meetings of stockholders. For instance, under the Delaware General Corporation Law, an amendment to the certificate of incorporation of a company requires the affirmative majority of the Company’s outstanding capital stock. At the Company’s annual meeting in 2022, only 42.9% of the Company’s stockholders voted at that meeting (by proxy or in person). Examples of specific contemplated corporate actions by the board of directors that require stockholder approval at the foregoing majority threshold include amending the certificate of incorporation in order to effect a reverse stock split, which is necessary for the Company’s continued listing on Nasdaq, as further set forth in Proposal 3 herein, and a potential reincorporation of the Company from Delaware to Nevada, as further set forth in Proposal 5 herein.

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Each of the foregoing corporate actions would not be attainable given the Company’s current rate of stockholder participation, and for these reasons, among other reasons set forth above in this background to Proposal 2, the board of directors believes it is in the best interests of the Company and its stockholders to grant additional equity interests to employees and consultants of the Company, whom the board of directors believe will participate in greater earnest at future general meetings of the stockholders.

A copy of the First Amendment and the 2022 Plan are included as Annex A and Annex B, respectively, to this Proxy Statement. Set forth below is a summary of certain key provisions of the 2022 Plan, which is qualified in its entirety by reference to the full text of the 2022 Plan.

Interest of Directors and Executive Officers

All members of our board of directors and all of our executive officers are eligible for awards under the Amendment of the 2022 Plan and the 2022 Plan and, thus, have a personal interest in its approval.

Description of the 2022 Plan

2022 Share Incentive Plan

On August 29, 2022, the Company’s stockholders approved the 2022 Plan, which was previously approved by our board of directors on July 18, 2022. As of the date of this proxy statement, the number of shares of Common Stock reserved for the exercise of options granted under 2022 Plan was [●].

The 2022 Plan permits the grant of stock options (including incentive stock options and nonqualified stock options), shares of Common Stock, restricted shares, restricted share units and other share-based awards.

The 2022 Plan may be administered by the board of directors or a duly authorized committee of our board of directors. Subject to the provisions of the 2022 Plan, the administrator will have the authority, in its sole discretion to determine subject to applicable law, to interpret the terms of the 2022 Plan and any award agreements or awards granted thereunder, designate recipients of awards, determine and amend the terms of awards, including the exercise price of an option award, the fair market value of an ordinary share, the time and vesting schedule applicable to an award or the method of payment for an award, accelerate or amend the vesting schedule applicable to an award, prescribe the forms of agreement for use under the 2022 Plan and take all other actions and make all other determinations necessary for the administration of the 2022 Plan. The administrator also has the authority to amend and rescind rules and regulations relating to the 2022 Plan or terminate the 2022 Plan at any time before the date of expiration of its ten-year term.

The 2022 Plan provides for granting awards under various tax regimes, including, without limitation, in compliance with Section 102 of the Israeli Income Tax Ordinance (New Version), 5721-1961 (the “Ordinance”), and Section 3(i) of the Ordinance and for awards granted to our United States employees or service providers, including those who are deemed to be residents of the United States for tax purposes, Section 422 of the Code and Section 409A of the Code. Section 102 of the Ordinance allows employees, directors and officers who are not controlling stockholders and are considered Israeli residents to receive favorable tax treatment for compensation in the form of shares or options. Our non-employee service providers and controlling stockholders may only be granted options under section 3(i) of the Ordinance, which does not provide for similar tax benefits.

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Awards granted under the 2022 Plan to U.S. residents may qualify as “incentive stock options” within the meaning of Section 422 of the Code. The exercise price for “incentive stock options” must not be less than the fair market value on the date on which an option is granted, or 110% of the fair market value if the option holder holds more than 10% of our share capital. Notwithstanding the foregoing provisions, options may be granted with a per share exercise price of less than 100% of the fair market value per share on the date of grant pursuant to the issuance or assumption of an option in a transaction to which Section 424(a) of the Code applies in a manner consistent with said Section 424(a).

An award under the 2022 Plan may be exercised by providing the company with a written or electronic notice of exercise and full payment of the exercise price for such shares underlying the award, if applicable, in such form and method as may be determined by the administrator and permitted by applicable law. An award may not be exercised for a fraction of a share. With regard to tax withholding, exercise price and purchase price obligations arising in connection with awards under the 2022 Plan, the administrator may, in its discretion, accept cash, provide for net withholding of shares in a cashless exercise mechanism or direct a securities broker to sell shares and deliver all or a part of the proceeds to the Company or the trustee.

In the event of termination of a grantee’s employment or service with the company or any of its affiliates, all vested and exercisable awards held by such grantee as of the date of termination may be exercised within three months after such date of termination, unless otherwise determined by the administrator. After such three month period, all such unexercised awards will terminate and the shares covered by such awards shall again be available for issuance under the 2022 Plan. In the event of termination of a grantee’s employment or service with the company or any of its affiliates due to such grantee’s death, permanent disability or retirement, all vested and exercisable awards held by such grantee as of the date of termination may be exercised by the grantee or the grantee’s legal guardian, estate, or by a person who acquired the right to exercise the award by bequest or inheritance, as applicable, within twelve months after such date of termination, unless otherwise provided by the administrator. Any awards which are unvested as of the date of such termination or which are vested but not then exercised within the twelve month period following such date, will terminate and the shares covered by such awards shall again be available for issuance under the 2022 Plan. Notwithstanding any of the foregoing, if a grantee’s employment or services with the company or any of its affiliates is terminated for “cause” (as defined in the 2022 Plan), all outstanding awards held by such grantee (whether vested or unvested) will terminate on the date of such termination and the shares covered by such awards shall again be available for issuance under the 2022 Plan.

Other than by will, the laws of descent and distribution or as otherwise provided under the 2022 Plan, neither the options nor any right in connection with such options are assignable or transferable.

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In the event of a share split, reverse share split, share dividend, recapitalization, combination or reclassification of our shares, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the company (but not including the conversion of any convertible securities of the company), the administrator in its sole discretion shall make an appropriate adjustment in the number of shares related to each outstanding award and to the number of shares reserved for issuance under the 2022 Plan, to the class and kind of shares subject to the 2022 Plan, as well as the exercise price per share of each outstanding award, as applicable, the terms and conditions concerning vesting and exercisability and the term and duration of outstanding awards, or any other terms that the administrator adjusts in its discretion, or the type or class of security, asset or right underlying the award (which need not be only that of the Company, and may be that of the surviving corporation or any affiliate thereof or such other entity party to any of the above transactions); provided that any fractional shares resulting from such adjustment shall be rounded down to the nearest whole share unless otherwise determined by the administrator. In the event of a distribution of a cash dividend to all stockholders, the administrator may determine, without the consent of any holder of an award, that the exercise price of an outstanding and unexercised award shall be reduced by an amount equal to the per share gross dividend amount distributed by the Company, subject to applicable law.

In the event of a merger or consolidation of our company, or a sale of all, or substantially all, of the Company’s shares or assets or other transaction having a similar effect on the Company, or change in the composition of the board of directors, or liquidation or dissolution, or such other transaction or circumstances that the board of directors determines to be a relevant transaction, then without the consent of the grantee, the administrator may but is not required to (i) cause any outstanding award to be assumed or substituted by such successor corporation, or (ii) regardless of whether or not the successor corporation assumes or substitutes the award (a) provide the grantee with the option to exercise the award as to all or part of the shares, and may provide for an acceleration of vesting of unvested awards, or (b) cancel the award and pay in cash, shares of the company, the acquirer or other corporation which is a party to such transaction or other property as determined by the administrator as fair in the circumstances. Notwithstanding the foregoing, the administrator may upon such event amend, modify or terminate the terms of any award as it shall deem, in good faith, appropriate.

During the year ended December 31, 2022, we granted to our directors and officers options to purchase an aggregate of 42,098 shares of Common Stock and issued 3,000 shares of restricted Common Stock, under the 2022 Plan at exercise prices ranging from $1.00 to $1.50 per share, and the latest expiration date for such options is December 31, 2031.

Vote Required

Pursuant to Section 5635 of the Nasdaq Rules, Proposal 2 will require approval by a majority of votes cast. Abstentions and broker non-votes, which are not considered “votes cast,” will have no effect on the outcome of Proposal 2.

Board Recommendation: The board of directors recommends a vote FOR the approval of the Amendment to 2022 Plan (Proposal 2).

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PROPOSAL 3: GRANT OF AUTHORITY FOR A REVERSE SPLIT OF

THE COMPANY’S COMMON STOCK

Our board of directors deems it advisable and in the best interest of the Company that our board of directors be granted the discretionary authority to amend the Company’s Certificate of Incorporation to effect the Reverse Stock Split of the Company’s issued and outstanding Common Stock as described below (the “Reverse Stock Split Amendment”).

Introduction

At the Annual Meeting, stockholders will be asked to grant discretionary authority to the board of directors to amend our Certificate of Incorporation to effect a reverse stock split of the Common Stock of the Company, within a range of 1-for-7 to 1-for-10, which reverse stock split we will take steps to implement immediately following the adjournment of the Annual Meeting (the “Reverse Stock Split”) to meet the minimum bid requirement under The Nasdaq Capital Market (“Nasdaq”) listing rules with the exact ratio to be determined by the board of directors (the “Reverse Stock Split Ratio”) at any time prior to the one-year anniversary date of the Annual Meeting. Upon the effectiveness of the Reverse Split Amendment (the “Split Effective Time”), the issued shares of Common Stock outstanding immediately prior to the Split Effective Time will be reclassified into a smaller number of shares. The ultimate Reverse Stock Split Ratio will be based on a number of factors, including market conditions, existing and expected trading prices for the Common Stock and the listing requirements of Nasdaq. The form of the Reverse Split Amendment, as more fully described below and as attached to this Proxy Statement as Annex C, will effect the Reverse Stock Split but will not change the number of authorized shares of Common Stock or preferred stock, or the par value of the Common Stock or preferred stock. The following discussion is qualified in its entirety by the full text of the Reverse Split Amendment, which is incorporated herein by reference.

Even if the stockholders approve the Reverse Stock Split, we reserve the right not to effect the Reverse Stock Split if the board of directors does not deem it to be in the best interests of our stockholders. The board of directors believes that granting this discretion provides the board of directors with maximum flexibility to act in the best interests of our stockholders. If this Reverse Stock Split is approved by the stockholders, the board of directors will have the authority, in its sole discretion, without further action by the stockholders, to effect the Reverse Stock Split within the ratios and during the period set forth above.

It should be noted that, if approved, we will take steps immediately following the adjournment of the Annual Meeting to implement the Reverse Stock Split, regardless of the outcome of Proposal 5, which, if approved, will grant the board of directors discretionary power to effect the Reincorporation (as defined below), including the amendment and replacement of our Certificate of Incorporation, at a later date.

The form of the proposed Reverse Stock Split Amendment is attached hereto as Annex C.

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Purpose

The board of directors approved the proposal of the Reverse Split Amendment for the following reasons:

●	the board of directors believes that the Reverse Stock Split may be the only option available to the Company to increase its stock price as required for continued listing on Nasdaq;
●	the board of directors believes a higher stock price may help generate investor interest in the Company and help the Company attract and retain employees;
●	if the Reverse Stock Split successfully increases the per share price of the Common Stock, the board of directors believes this increase may facilitate future financings by the Company

Reasons for the Reverse Stock Split and Nasdaq Listing Requirements

Our Common Stock is listed on Nasdaq under the symbol “SVFD”. For our Common Stock to continue to be listed on Nasdaq, we must meet the current continued listing requirements, including the requirement under Nasdaq Listing Rule 5550(a) that our Common Stock maintain a minimum bid price per share of at least $1.00 per share (the “Minimum Bid Price Requirement”).

On April 25, 2023, we received a letter from Nasdaq’s Listing Qualifications Department that for the last 30 consecutive business days, the closing bid price for the Company’s Common Stock was below $1.00, which is the minimum closing bid price required for continued listing on Nasdaq pursuant to Nasdaq Listing Rule 5450(a)(1) (the “Notice”). This Notice is a notice of deficiency, not delisting, and has no immediate effect on the listing of the Company’s Common Stock, and our Common Stock will continue to trade on Nasdaq under the symbol “SVFD” at this time, subject to our compliance with the other Nasdaq listing requirements.

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), we were provided a compliance period of 180 calendar days from the date of the Notice, or until October 22, 2023, to regain compliance with the minimum closing bid price requirement. If at any time during the 180-calendar day grace period, the closing bid price of our Common Stock is at least $1.00 per share for a minimum of ten consecutive business days (unless the Nasdaq staff exercises its discretion to extend this ten business day period pursuant to Nasdaq Listing Rule 5810(c)(3)(H)), Nasdaq will provide us with written confirmation of compliance, and the matter will be closed.

If we do not regain compliance during the compliance period, we may be eligible for an additional 180-calendar day period to regain compliance, provided that on the 180th day of the first compliance period we meet the applicable market value of publicly held shares requirement for continued listing and all other applicable standards for initial listing on Nasdaq (except the minimum bid price requirement), based on our most recent public filings and market information and notifies Nasdaq of its intent to cure the deficiency. If we do not regain compliance within the allotted compliance periods, including any extensions that may be granted by Nasdaq, our Common Stock will be subject to delisting.

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The board of directors has determined that the Reverse Split Amendment is necessary so that a reverse split can be effectuated in order to continue the listing of our Common Stock on Nasdaq.

The board of directors has determined continued listing of our Common Stock on Nasdaq is in the best interests of our stockholders. In addition to bringing the per share trading price and closing bid price of our Common Stock back above $1.00, the Reverse Stock Split, if effectuated, may make our Common Stock more attractive to a broader range of institutional and other investors, as we have been advised that the current per share trading price of our Common Stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in stocks priced below $1.00 or tend to discourage individual brokers from recommending such stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. If we were unable to maintain compliance with the Minimum Bid Price Requirement and our Common Stock were delisted from Nasdaq, trading of our Common Stock would most likely take place on an over-the-counter market established for unlisted securities, such as the OTCQX, the OTCQB or the OTC Pink Tier maintained by OTC Markets Group Inc. An investor would likely find it less convenient to sell, or to obtain accurate quotations in seeking to buy or sell, our Common Stock on an over-the-counter market and many investors would likely not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, or their own policies preventing them from trading in securities not listed on a national exchange or other reasons. In addition, as a delisted security, our Common Stock would be subject to SEC rules as a “penny stock,” which impose additional disclosure requirements on broker-dealers. The regulations relating to penny stocks, coupled with the typically higher cost per trade to the investor of penny stocks due to factors such as broker commissions generally representing a higher percentage of the price of a penny stock than of a higher-priced stock, would further limit the ability of investors to trade in our Common Stock. In addition, if our Common Stock were no longer to be listed on Nasdaq, we believe the Company’s ability to pursue and consummate future financings necessary to enable it to continue its business and operations would be materially and adversely impaired. For these reasons and others, delisting would adversely affect the liquidity, trading volume and price of our Common Stock, causing the value of an investment in us to decrease and having an adverse effect on our business, financial condition and results of operations, including our ability to attract and retain qualified employees and to raise capital.

Reverse Stock Split Ratio

If approved by stockholders, this Reverse Stock Split proposal would permit, but not require, the board of directors to effect a Reverse Stock Split of our Common Stock at any time prior to the one-year anniversary date of the Annual Meeting by the Reverse Stock Split Ratio, with the specific ratio to be fixed within this range by the board of directors in its sole discretion without further stockholder approval. We believe that enabling the board of directors to fix the specific Reverse Stock Split Ratio within the stated range will provide us with the flexibility to implement it in a manner designed to maximize the anticipated benefits for our stockholders. In fixing the Reverse Stock Split Ratio, the board of directors may consider, among other things, factors such as:

●	the total number of shares of Common Stock outstanding;
●	Nasdaq requirements for the continued listing of Common Stock;
●	the historical trading price and trading volume of Common Stock;
●	the then prevailing trading price and trading volume for Common Stock;
●	the anticipated impact of the Reverse Stock Split on the trading price of and market for Common Stock;
●	the administrative and transaction costs associated with potential exchange ratios;
●	potential financing opportunities; and
●	prevailing general market and economic conditions.

The board of directors will have sole discretion as to any implementation of, and the exact timing and actual Reverse Stock Split Ratio of, the Reverse Stock Split within the range of Reverse Stock Split Ratios specified in this proposal at any time prior to the one-year anniversary date of the Annual Meeting. The board of directors may also determine that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders and decide to abandon the Reverse Stock Split at any time before, during or after the Annual Meeting and prior to its effectiveness, without further action by the stockholders.

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Effectiveness of the Reverse Stock Split

If approved by our stockholders, the Reverse Stock Split would become effective upon the filing of the Reverse Split Amendment with the Secretary of State of the State of Delaware, or at the later time set forth in the Reverse Split Amendment, which will constitute the Split Effective Time. The exact timing of the Reverse Split Amendment will be determined by the board of directors based on its evaluation as to when such action will be the most advantageous to the Company and its stockholders. In addition, the board of directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon the Reverse Split Amendment and the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the Amendment with the Secretary of State of the State of Delaware, the board of directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.

The form of the proposed Amendment to effect the Reverse Stock Split is attached as Annex C to this Proxy Statement. Any Amendment to effect the Reverse Stock Split will include the Reverse Stock Split Ratio fixed by the board of directors, within the range approved by the stockholders.

Potential Market Effects of the Reverse Stock Split

The Reverse Stock Split proposal is intended primarily to increase the Company’s per share bid price and satisfy the Minimum Bid Price Requirement under Nasdaq listing rules. Reducing the number of outstanding shares of Common Stock should, absent other factors, increase the per share market price of the Common Stock, although the Company cannot provide any assurance that it will be able to meet or maintain a bid price over the Minimum Bid Price Requirement for continued listing on Nasdaq or any other exchange. The delisting of the Common Stock from Nasdaq may result in decreased liquidity, increased volatility in the price and trading volume of our Common Stock, a loss of current or future coverage by certain sell-side analysts, a diminution of institutional investor interest and/or the impairment of the Company’s ability to raise capital. Delisting could also cause a loss of confidence of the Company’s customers, collaborators, vendors, suppliers and employees, which could harm its business and future prospects.

Reducing the number of outstanding shares of Common Stock through a Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock. The market price of our Common Stock will also be based on and may be adversely affected by our performance, financial results market conditions, the market’s perception of our business and other factors which are unrelated to the number of shares outstanding. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split or that the market price of the Common Stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of Common Stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of Common Stock outstanding before the Reverse Stock Split. In addition, the Reverse Stock Split may not result in a market price per share that will attract certain segments of the institutional investor community and the investing public that previously refrained from investing in us because of the low market price of our Common Stock. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a Reverse Stock Split. Furthermore, the liquidity of Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

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In evaluating the Reverse Stock Split proposal, in addition to the considerations described above, the board of directors also took into account various negative factors associated with Reverse Stock Splits generally. These factors include: the negative perception of Reverse Stock Splits held by some investors, analysts and other stock market participants; the fact that the stock price of some companies that have effected Reverse Stock Splits has subsequently declined in share price and corresponding market capitalization; the adverse effect on liquidity that might be caused by a reduced number of shares outstanding; and the costs associated with implementing a Reverse Stock Split.

Potential Increased Investor Interest if the Reverse Stock Split is Implemented

On August [●], 2023, the date prior to the filing of this proxy statement, the Company’s Common Stock closed at $[●] per share. An investment in the Common Stock at the current market price may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. Also, the board of directors believes that most investment funds are reluctant to invest in lower priced stocks. The board of directors believes that the anticipated higher market price expected to result from a Reverse Stock Split will reduce, to some extent, the negative effects of the practices of brokerage houses and investors described above on the liquidity and marketability of the Common Stock.

There are risks associated with the Reverse Stock Split, including that the Reverse Stock Split may not result in an increase in the per share price of the Common Stock. The Company cannot predict whether the Reverse Stock Split will increase the market price for the Common Stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

●	the market price per share of the Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of the Common Stock outstanding before the Reverse Stock Split;
●	the Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;
●	the Reverse Stock Split will result in a per share price that will increase the ability of the Company to attract and retain employees;
●	the market price per share will either exceed or remain in excess of $1.00, the Minimum Bid Price Requirement by Nasdaq for continued listing; or
●	the Company would otherwise meet the Nasdaq listing requirements even if the per share market price of the Common Stock after the Reverse Stock Split meets the Minimum Bid Price Requirement.

The market price of the Common Stock will also be based on the Company’s performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of the overall market capitalization of the Company may be greater than would occur in the absence of a Reverse Stock Split. Furthermore, the liquidity of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

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Potential Effects of Proposed Reverse Split Amendment

If our stockholders approve the Reverse Stock Split and the board of directors effects it, the number of shares of Common Stock issued and outstanding will be reduced, depending upon the Reverse Stock Split Ratio determined by the board of directors. The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that, as described below in “Fractional Shares,” holders of our Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split because they hold a number of shares not evenly divisible by the Reverse Stock Split Ratio will, in lieu of a fractional share, receive one whole share of Common Stock. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split alone would have no effect on our authorized capital stock, and the total number of authorized shares of Common Stock would remain the same as before the Reverse Stock Split. This would have the effect of increasing the number of shares of our Common Stock available for issuance. The additional available shares would be available for issuance from time to time at the discretion of the board of directors when opportunities arise, without further stockholder action or the related delays and expenses, except as may be required for a particular transaction by law, the rules of any exchange on which our securities may then be listed, or other agreements or restrictions. Any issuance of additional shares of our Common Stock would increase the number of outstanding shares of our Common Stock and (unless such issuance was pro-rata among existing stockholders) the percentage ownership of existing stockholders would be diluted accordingly. In addition, any such issuance of additional shares of our Common Stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of our Common Stock.

In addition to sales of our Common Stock, if our stockholders approve the Reverse Stock Split and the board of directors effects it, the additional available shares of our Common Stock would also be available for conversions of convertible securities that we may issue, acquisition transactions, strategic relationships with corporate and other partners, stock splits, stock dividends and other transactions that may contribute to the growth of our business. Any decision to issue equity will depend on, among other things, our evaluation of funding needs, developments in business and technologies, current and expected future market conditions and other factors. There can be no assurance, however, even if the Reverse Stock Split is approved and implemented, that any financing transaction or other transaction would be undertaken or completed.

The Reverse Stock Split will not change the terms of our Common Stock. After the Reverse Stock Split, the shares of Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to Common Stock now authorized.

The Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

After the Split Effective Time, the Company will continue to be subject to the periodic reporting and other requirements of the Exchange Act. Subject to compliance with applicable continued listing requirements, our Common Stock will continue to be listed on Nasdaq and traded under the symbol “SVFD,” although the exchange will add the letter “D” to the end of the trading symbol for a period of 20 trading days after the Split Effective Time to indicate that a Reverse Stock Split has occurred. After the Split Effective Time, it is expected that our Common Stock will have a new CUSIP number. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” as described by Rule 13e-3 under the Exchange Act.

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After the Split Effective Time, the post-split market price of our Common Stock may be less than the pre-split price multiplied by the Reverse Stock Split Ratio. In addition, a reduction in the number of shares outstanding may impair the liquidity for our Common Stock, which may reduce the value of the Common Stock.

Beneficial Holders of Common Stock

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a stockbroker, bank or other nominee in the same manner as registered stockholders whose shares are registered in their names. Stockbrokers, banks or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding Common Stock in street name. However, these stockbrokers, banks or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of Common Stock with a stockbroker, bank or other nominee and who have any questions in this regard are encouraged to contact their stockbrokers, banks or other nominees.

Registered “Book-Entry” Holders of Common Stock

Certain registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with statements reflecting the number of shares registered in their accounts. Stockholders who hold shares electronically in book-entry form with our transfer agent will not need to take action to receive evidence of their shares of post-Reverse Stock Split Common Stock.

Fractional Shares

We will not issue fractional shares in connection with the Reverse Stock Split. Instead, stockholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split will receive one whole share of our Common Stock in lieu of such fractional share.

Effect of the Reverse Stock Split on Stock Option Awards and Equity Incentive Plans

Based upon the Reverse Stock Split Ratio, proportionate adjustments are generally required to be made to the per share exercise price or the per share base price and the number of shares issuable upon the exercise of all outstanding options and to the per share exercise price of all outstanding options. This would result in approximately the same aggregate price being required to be paid under such options upon exercise, and approximately the same value of shares of our Common Stock being delivered upon such exercise immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.

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Effect of the Reverse Stock Split on Warrants

In addition to adjusting the number of shares of our Common Stock, we would adjust all shares underlying any of our outstanding warrants as a result of the Reverse Stock Split, as required by the terms of these securities. In particular, we would reduce the conversion ratio for each instrument, and would increase the applicable exercise price or conversion price in accordance with the terms of each instrument and based on the Reverse Stock Split Ratio.

Accounting Matters

The proposed Reverse Split Amendment will not affect the par value of $0.0001 of our Common Stock. As a result, at the Split Effective Time, the stated capital on our balance sheet attributable to the Common Stock will be reduced in the same proportion as the Reverse Stock Split Ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of the Common Stock will be reclassified for prior periods to conform to the post-Reverse Stock Split presentation.

Pro Forma Capitalization of Common Stock

The table below summarizes the Company’s pro forma capitalization of Common Stock, as of [August]           , 2023, before and after giving effect to a hypothetical reverse stock split of one-for-five (1-for-7) and one-for-twenty (1-for-10). The table below does not include the 5,000,000 shares of preferred stock authorized under the Certificate of Incorporation, none of which is currently outstanding. The Reverse Stock Split alone would have no effect on our authorized capital stock, including our authorized preferred stock. For purposes of the figures below, share numbers have been rounded down to the nearest whole share.

		After Reverse Split if 1:7 Ratio is Selected	After Reverse Split if 1:10 Ratio is Selected
Current
Authorized Common Stock	495,000,000	495,000,000	495,000,000
Shares of Common Stock Issued and Outstanding(1)
Shares of Common Stock Reserved for Future Issuance but not Issued and Outstanding(1)(2)
Shares of Common Stock Available for Future Issuance(1)

(1) These estimates do not reflect the potential effects of rounding up of fractional shares that may result from the Reverse Stock Split.

(2) Includes, as of [August]          , 2023, (i) [●] shares issuable upon the exercise of outstanding warrants at a weighted average exercise price of $[●]; (ii) [●] shares issuable upon the exercise of outstanding stock options, at a weighted average exercise price of $[●]; and (iii) $[●] shares reserved for future issuance under the 2022 Plan. Does not include any shares of Common Stock issuable upon the exercise or conversion of securities that may have been issued after [August]         , 2023.

The text of Article IV, as it is proposed to be amended, is set forth as Annex C to this proxy statement.

Vote Required

Proposal 3 will require the affirmative vote of the holders of a majority of the shares of our issued and outstanding Common Stock entitled to vote on such proposal at the Annual Meeting. Failures to vote, abstentions and broker “non-votes”, if any, will be the equivalent of a vote “AGAINST” Proposal 3. Because this proposal is a routine matter, brokers will have discretionary voting on this matter if they do not receive instructions.

Board Recommendation The board of directors recommends a vote FOR the approval of the Reverse Stock Split (Proposal 3).

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PROPOSAL 4: APPROVAL OF ISSUANCE OF SECURITIES IN A NON-PUBLIC OFFERING

To approve the issuance of more than 20% of our issued and outstanding Common Stock pursuant to the terms of the Standby Equity Purchase Agreement (the “Purchase Agreement”) dated July 23, 2023, by and between the Company and YA II PN, Ltd. (the “Investor”) so that such issuances are made in accordance with Nasdaq Listing Rule 5635 of the Nasdaq Capital Market (the “Nasdaq 20% Share Issuance Proposal”).

Background and Overview

Our Common Stock is currently listed on The Nasdaq Stock Market LLC and, as such, we are subject to Nasdaq Marketplace Rules (the “Nasdaq Listing Rules”). We are seeking stockholder approval of the Nasdaq 20% Share Issuance Proposal in order to comply with Nasdaq Rule 5635.

Under Nasdaq Rule 5635, stockholder approval is required for a transaction involving the sale, issuance or potential issuance by an issuer of Common Stock (or securities convertible into or exercisable for Common Stock) in connection with a transaction other than a public offering at a price less than the minimum price (the “Nasdaq Minimum Price”) which either alone or together with sales by our officers, directors or substantial stockholders of the Company equals 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance. Nasdaq Minimum Price means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of a binding agreement to issue such Common Stock; or (ii) the average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of a binding agreement. Stockholder approval of the Nasdaq 20% Share Issuance Proposal will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635.

Pursuant to the Purchase Agreement, the Investor agreed to purchase up to $3.5 million shares of the Company’s Common Stock over the course of 40 months after the date of the Agreement. The price of shares to be issued under the Purchase Agreement shall be 94% of the lowest volume weighted average trading price of the Company’s Common Stock for the three days prior to delivery of each advance notice by the Company. The maximum amount of each advance is the greater of 100% of the daily traded volume during the five days prior to an advance notice and $200,000. With respect to each advance notice, if the Company notifies the Investor of a minimum acceptable price with respect to such advance, then if there is no volume weighted average price or if such price is below the price indicated by the Company, there will be an automatic reduction to the amount of the advance by one third, and that day shall be excluded from the pricing period.

The Investor will not be entitled to purchase such an amount of shares, which, when added to the sum of the number of shares of Common Stock beneficially owned (as such term is defined under Section 13(d) and Rule 13d-3 of the Securities Exchange Act of 1934, as amended) by the Investor, would exceed 4.99% of the number of shares of the Company’s Common Stock outstanding.

The Purchase Agreement will terminate automatically on the earlier of December 1, 2026 or when the Investor has purchased an aggregate of $3.5 million shares of the Company’s Common Stock. The Company has the right to terminate the Agreement upon five trading days’ prior written notice to the Investor.

In connection with the Purchase Agreement, subject to the satisfaction of certain conditions set forth in the Purchase Agreement, upon the request of the Company, the Investor shall advance to the Company up to $700,000 of the $3,500,000 commitment amount, with such advances to be evidenced by a promissory note (the “Note”). The request by the Company for such advances may only be made after the approval of the stockholders of the Nasdaq 20% Share Issuance Proposal, and the Company cannot request any advances after January 31, 2024. There is a 3% discount in the amount equal to each advance. Interest accrues at the rate of 8% per annum on the outstanding balance of the Note. The Company is required to pay, on a monthly basis, a one tenth of the outstanding principal of each Note and accrued interest thereon either (i) in cash or (ii) by submitting an advance notice pursuant to the Purchaser Agreement and selling the Investor shares, or any combination of (i) or (ii) as determined by the Company. The first payment is due 60 days after the issuance of a Note, with each subsequent payment due 30 days after the prior payment. Unless otherwise agreed by the Investor, the funds received by the Company pursuant to the Purchase Agreement for the sale of shares will first be used to satisfy any payments due under the Note. Unless otherwise agreed by the Investor, the funds received by the Company pursuant to the Purchase Agreement for the sale of shares shall first be used to satisfy any payments due under the Note.

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The Company paid a subsidiary of the Investor a structuring fee in the amount of $10,000 and issued the Investor 183,566 shares of Common Stock (the “Commitment Shares”) as a commitment fee. The Company and the Investor made certain representations and warranties to each other that are customary for transactions similar to this one, subject to specified exceptions and qualifications. Each of the Company and the Investor also agreed to indemnify the other. The Purchase Agreement and the Note were filed as exhibits to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on July 27, 2023.

The Company has committed to file a registration statement covering the shares issuable to the Investor pursuant to the terms of the Purchase Agreement and the Commitment Shares.

Until the registration statement is declared effective by the Securities and Exchange Commission, the Company will not submit any advance requests from the Investor and the Investor is not required to purchase any shares until such time.

We cannot predict the market price of our Common Stock at any future date. Under certain circumstances, it is possible that we may need to issue shares of Common Stock to the Investor at a price that is less than the Nasdaq Minimum Price, which may result in an issuance equal to 20% or more of the Common Stock outstanding before the issuance. Accordingly, we must obtain stockholder approval in order to comply with the Nasdaq Listing Rules and to satisfy the conditions of the Purchase Agreement.

Consequences of Non-Approval

If our stockholders fail to approve the Nasdaq 20% Share Issuance Proposal, we will not have the right to request advances of up to $700,000 from the Investor. If our stockholders fail to approve the Nasdaq 20% Share Issuance Proposal, we will not be entitled to require the Investor to purchase shares under the terms of the Purchase Agreement.

Effect on Current Stockholders

The issuance of shares of Common Stock to the Investor pursuant to the terms of the Purchase Agreement, including any shares that may be issued below the Nasdaq Minimum Price, would result in an increase in the number of shares of Common Stock outstanding, and our stockholders will incur dilution of their percentage ownership. Because the number of shares of Common Stock that may be issued to the Investor pursuant to the Purchase Agreement is determined based on the market price at the time of issuance, the exact magnitude of the dilutive effect cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.

Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent upon our ability to raise capital and satisfy our ongoing business needs.

Vote Required

Approval of the Nasdaq 20% Share Issuance Proposal requires the majority of the total votes cast at the Annual Meeting. Abstentions and broker non-votes have the same effect as a vote “AGAINST” the Nasdaq 20% Share Issuance Proposal.

Board Recommendation The board of directors recommends a vote FOR the approval of the Nasdaq 20% Share Issuance Proposal (Proposal 4).

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PROPOSAL NO. 5

REINCORPORATION OF THE COMPANY IN NEVADA

Description of the Proposed Reincorporation in Nevada

We propose to grant the board of directors discretionary power to effect a change to our state of incorporation, from Delaware to Nevada which we refer herein to as the “Reincorporation”, and to determine the date of such Reincorporation at a later time. The Reincorporation would be effected through the merger (the “Merger”) of the Company into a newly formed Nevada corporation that is a wholly owned subsidiary of the Company, which we refer to herein as the “Surviving Company,” pursuant to an Agreement and Plan of Merger (the “Merger Agreement”). Upon completion of the Merger, the Surviving Company will be the surviving corporation and will continue to operate our business under the name “Save Foods, Inc.”

Reincorporation in Nevada will not result in a material change in our business, management, assets, liabilities or net worth. Reincorporation in Nevada will allow us to take advantage of certain provisions of the corporate laws of Nevada in addition to saving the Company a substantial amount with respect to annual state fees.

Reasons for the Reincorporation in Nevada

Our board of directors believes that there are several reasons why a reincorporation in Nevada is in the best interests of the Company and our stockholders. First of all, the Reincorporation will eliminate our obligation to pay the annual Delaware franchise tax, which we expect will result in substantial savings to us over the long term. For tax year 2022, we paid approximately $200,000 in Delaware franchise taxes. If we reincorporate in Nevada, our current annual fees will consist of an annual business license fee of $500 and an annual tax based on the number of authorized shares of Common Stock, which we anticipate will be significantly less than the amount in franchise taxes paid to Delaware (with the precise amount of savings in 2023 depending on the exact date of the Reincorporation).

Our Board also believes that the proposed Articles of Incorporation and Bylaws, as well as Nevada corporate law, will enable the Company to take corporate action more effectively and efficiently as a result of domiciling the Company in Nevada. For example, certain amendments to a certificate of incorporation of a company incorporated in Delaware require stockholder vote as a condition to the amendment becoming effective. This requirement results in a significant delay and expense to the Company. Nevada corporate law provides greater flexibility to the board of directors to amend the articles of incorporation of a Nevada company. While both states’ statutes require that an amendment to the charter requires the affirmative vote of the majority of the outstanding stock entitled to vote, Nevada permits the board of directors to decrease the number of authorized and issued and outstanding shares in the same proportion without the necessity of first obtaining stockholder approval. Although the Delaware State Senate passed a bill in May 2023 which would eliminate or reduce the need to obtain the vote of holders of a majority of outstanding shares for certain amendments to a company’s charter and the House of Representatives in June further clarified such bill to be more aligned with that of Nevada, the current provisions of Delaware require stockholder approval for an amendment with respect to a reverse stock split. If the Reincorporation is approved, the Company will be governed by the statutory scheme of Nevada.

In addition, the Reincorporation may help us attract and retain qualified management by reducing the risk of frivolous lawsuits against the Company and its directors and officers. We believe that for the reasons described below, in general, Nevada law provides greater protection from such litigation to our directors, officers and the Company than Delaware law. The increasing frequency of claims and litigation with little or no merit directed towards directors and officers has greatly expanded the risks facing directors and officers in general of public companies in exercising their duties. The amount of time and money required to respond to these claims and to defend this type of litigation can be substantial. Delaware law provides that every person becoming a director of a Delaware corporation consents to the personal jurisdiction of the Delaware courts in connection with any action concerning the corporation. Accordingly, a director can be personally sued in Delaware, even though the director has no other contacts with the state. Similarly, Nevada law provides that every person who accepts election or appointment, including reelection or reappointment, as a director or officer of a Nevada corporation consents to the personal jurisdiction of the Nevada courts in connection with all civil actions or proceedings brought in Nevada by, on behalf of or against the entity in which the director or officer is a necessary or proper party, or in any action or proceeding against the director or officer for a violation of a duty in such capacity, whether or not the person continues to serve as a director or officer at the time the action or proceeding is commenced. We believe that the advantage of Nevada is that, unlike Delaware corporate law, much of which consists of judicial decisions that migrate and develop over time, Nevada has pursued a statute-focused approach that does not depend upon constant judicial supplementation and revision, and is intended to be stable, predictable and more efficient.

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Also, management believes that reincorporation in Nevada will provide potentially greater protection from frivolous litigation for directors of the Company and, unlike Delaware, for officers as well. Delaware law permits a corporation to adopt provisions limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law. By contrast, Nevada law permits a broader exclusion of liability of both officers and directors to the Company and its stockholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from acts or omissions which involve intentional misconduct, fraud or a knowing violation of law. The Reincorporation will result in the elimination of any liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud or a knowing violation of law. There is currently no known pending claim or litigation against any of our directors or officers for breach of fiduciary duty related to their service as directors or officers of the Company. The directors have an interest in the Reincorporation to the extent that they will be entitled to such limitation of liability.

The Reincorporation is not being effected to prevent a change in control, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board. Nevertheless, certain effects of the proposed reincorporation may be considered to have anti-takeover implications by virtue of being subject to Nevada law. For a discussion of differences between the laws of Delaware and Nevada, including differences that may have anti-takeover implications, please see “Comparative Rights of Stockholders under Delaware and Nevada Law” below.

Material Terms of the Merger

In order to effect the Reincorporation of the Company in Nevada, the Company will be merged with and into the Surviving Company. Prior to the Merger, the Surviving Company will not have engaged in any activities except in connection with the proposed transaction. The mailing address and telephone number of the Surviving Company and its telephone number are the same as those of the Company. As part of its approval and recommendations of our reincorporation in Nevada, the board of directors has approved, and recommends to our stockholders for their adoption and approval, the Merger Agreement pursuant to which we will be merged with and into the Surviving Company. The full texts of the Merger Agreement, the Articles of Incorporation and the Bylaws of the Surviving Company in substantially the form under which the Company’s business will be conducted after the Merger are attached hereto as Annex D, E and F, respectively. The discussion contained in this Proxy Statement is qualified in its entirety by reference to such Appendices.

The board of directors has determined that the Reincorporation and the terms of the Merger Agreement between the Company and Surviving Company are in the best interests of our stockholders. The terms of the Merger Agreement are more fully described below.

Terms of the Merger Agreement

The following discussion summarizes the material terms of the Merger Agreement but does not purport to be a complete statement of all provisions of the Merger Agreement and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this Proxy Statement as Annex D. Stockholders are urged to read the Merger Agreement carefully as it is the legal document that will govern the Merger.

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The Merger. The Merger Agreement will provide that, subject to the terms and conditions of the Merger Agreement, the Company shall be merged with and into the Surviving Company, the Company’s separate legal existence shall cease and the Surviving Company shall continue as the surviving corporation.

Effect of the Merger. Upon the effectiveness of the Reincorporation, each outstanding share of Common Stock of the Company will automatically be converted into shares of the Common Stock of the Surviving Company, on a one-for-one-basis. Outstanding options and warrants to purchase the Company’s Common Stock will be converted into options and warrants to purchase the same number of shares of the Surviving Company’s Common Stock. Outstanding convertible securities and convertible debt that are convertible into the Company’s Common Stock will be converted into convertible securities and convertible debt that are convertible into the same number of shares of the Surviving Company’s Common Stock. The Surviving Company, as the surviving corporation, shall continue unaffected and unimpaired by the Merger with all of its purposes and powers. The Surviving Company shall be governed by Nevada law and succeed to all rights, assets, liabilities and obligations of the Company in accordance with Nevada law and Delaware law.

Certificate of Incorporation and Bylaws of the Delaware Company Following the Merger. The Merger Agreement will provide that the Articles of Incorporation and the Bylaws of the Surviving Company, as in effect at the Effective Time (as defined below) will be the Articles of Incorporation and Bylaws, respectively, of the Surviving Company following the Merger. They are attached to this Proxy Statement as Annex E and F, respectively.

Directors and Officers of the Delaware Company Following the Merger. The incumbent officers and directors of the Company will also be the officers and directors of the Surviving Company at the Effective Time.

Effective Time

It is anticipated that the Merger, and consequently the Reincorporation, will become effective at the date and time (the “Effective Time”) specified in each of (i) the Articles of Merger to be executed and filed with the office of the Nevada Secretary of State in accordance with the Nevada Revised Statutes (“NRS”) Section 92A.200 and (ii) the Certificate of Merger to be executed and filed with the Office of the Secretary of State of Delaware in accordance with Section 252 of the Delaware General Corporation Law (“DGCL”). If the Reincorporation is adopted by the stockholders, the board of directors will have the discretion as to when is the most advantageous and desirable time for the Company to be reinstated in Nevada. It is more likely than not that the Effective Time will occur subsequent to the Reverse Stock Split Amendment becoming effective. However, if the Reverse Stock Split Amendment is not approved by the stockholders but the Reincorporation is so approved, the Effective Time will occur promptly after the approval by the stockholders of such proposal.

Material U.S. Federal Income Tax Consequences of the Reincorporation

We intend the Merger to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the Merger qualifies as a tax-free reorganization, the holders of our Common Stock will not recognize any gain or loss under the U.S. federal income tax laws as a result of the consummation of the Reincorporation, and neither will the Company nor the Surviving Company. Each stockholder will have the same basis in Surviving Company Common Stock received as a result of the Reincorporation as that holder has in our Common Stock held at the time the Merger is consummated. Each holder’s holding period in Surviving Company Common Stock received as a result of the Merger will include the period during which such holder held our Common Stock at the time the Merger is consummated, provided the latter was held by such holder as a capital asset at the time of consummation of the Merger.

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This Proxy Statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This Proxy Statement does not address the tax consequences under state, local or foreign laws.

This discussion is based on the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this Proxy Statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

You should consult your own tax advisor to determine the particular tax consequences to you of the Reincorporation, including the applicability and effect of U.S. federal, state, local, foreign and other tax laws.

Securities Act Consequences

The shares of Surviving Company Common Stock to be issued in exchange for shares of our Common Stock are not being registered under the Securities Act of 1933, as amended (the “Securities Act”). In that respect, the Surviving Company is relying on Rule 145(a)(2) under the Securities Act, which provides that a merger that has as its sole purpose a change in a corporation’s domicile does not involve the sale of securities for purposes of the Securities Act. After the Merger, the Surviving Company will be a publicly held company, and it will file with the SEC and provide to its stockholders the same type of information that we have previously filed and provided. Stockholders, whose shares of our Common Stock are freely tradable before the Merger, will continue to have freely tradable shares of Surviving Company Common Stock. Stockholders holding restricted shares of Surviving Company Common Stock will be subject to the same restrictions on transfer as those to which their present shares of our Common Stock are subject. In summary, the Surviving Company and its stockholders will be in the same respective positions under the federal securities laws after the Reincorporation as the Company and our stockholders prior to the Reincorporation.

No Exchange of Stock Certificates Required

Stockholders are not required to exchange their stock certificates for new certificates representing shares of the Surviving Company Common Stock. New stock certificates representing shares of Surviving Company Common Stock will not be issued to a stockholder until such stockholder submits one or more existing certificates for transfer, whether pursuant to sale or other disposition. However, stockholders (at their option and at their expense) may exchange their stock certificates for new certificates representing shares of Surviving Company Common Stock following the effective time of the Merger.

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Accounting Treatment of the Merger

In accordance with the terms of the Merger Agreement, the Company will be merged with and into the Surviving Company, with the Surviving Company being the surviving corporation; accordingly, the Merger is not expected to be accounted for as a business combination. The incumbent officers and directors of the Company will also be the officers and directors of the Surviving Company at the Effective Time. Since the Merger is not expected to be accounted for as a business combination, no goodwill is expected to be recorded in connection therewith and the costs incurred in connection with the Merger are expected to be expensed.

No Appraisal Rights

Appraisal rights are statutory rights that, if applicable under law, enable stockholders to dissent from an extraordinary transaction, such as a merger, and to demand that the corporation pay the fair value for their shares as determined by a court in a judicial proceeding instead of receiving the consideration offered to stockholders in connection with the extraordinary transaction. Appraisal rights are not available in all circumstances, and exceptions to these rights are provided under the DGCL.

Section 262 of the DGCL provides that stockholders have the right, in some circumstances, to dissent from certain corporate actions and to instead demand payment of the fair value of their shares. Stockholders do not have appraisal rights with respect to shares of any class or series of stock if, at the record date for the meeting held to approve such transaction, such shares of stock, or depositary receipts in respect thereof, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, unless the stockholders receive in exchange for their shares anything other than shares of stock of the Surviving Company (or depositary receipts in respect thereof), or of any other corporation that is listed on a national securities exchange or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing. In addition, neither the Company’s current Certificate of Incorporation nor its current Bylaws contain any additional provisions relating to dissenters’ rights of appraisal. Therefore, because our Common Stock is listed on The Nasdaq Capital Market LLC stock exchange, and holders of our Common Stock will receive in the Reincorporation only shares of the Surviving Company’s Common Stock, which will be listed on The Nasdaq Capital Market LLC stock exchange, holders of our Common Stock will not be entitled to appraisal rights in the Reincorporation with respect to their shares of our Common Stock.

Potential Disadvantages of the Reincorporation

Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. While Nevada also has encouraged incorporation in that state and adopted comprehensive, modern and flexible statutes that it periodically updates and revises to meet changing business needs, because Nevada case law concerning the effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to the legality of certain corporate affairs and transactions and stockholders’ rights to challenge them, to the extent Nevada’s statutes do not provide a clear answer and a Nevada court must make a determination.

In addition, underwriters and other members of the financial services industry may be less willing and able to assist the Company with capital-raising programs because they might perceive Nevada’s laws as being less flexible or developed than Delaware’s laws. Certain investment funds, sophisticated investors and brokerage firms may likewise be less comfortable and less willing to invest in a corporation incorporated in a jurisdiction other than Delaware whose corporate laws may be less understood or perceived to be unresponsive to stockholder rights.

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Comparative Rights of Stockholders Before and After the Reincorporation

Upon consummation of the Reincorporation, the outstanding shares of our Common Stock will be converted into shares of the Surviving Company’s Common Stock. Consequently, our Common Stock holders, whose rights as stockholders are currently governed by the DGCL and the Company’s current Certificate of Incorporation and Bylaws, will become Common Stock holders of the Surviving Company (as the surviving corporation) whose rights will be governed by the NRS and the Articles of Incorporation and the Bylaws of the Surviving Company, which are attached hereto as Annex E and F, respectively. The Company’s current Certificate of Incorporation, referred to below as the “Current Charter”, refers to the Amended and Restated Certificate of Incorporation, as amended on each of June 12, 2019, November 24, 2020, February 23, 2021 and March 16, 2021. The Company’s current Amended and Restated Bylaws are referred to below as the “Current Bylaws”. The Surviving Company’s Articles of Incorporation and Bylaws are referred to below as the “New Charter” and the “New Bylaws”, respectively.

Key Changes in the Current Charter and Bylaws to be Implemented by the Reincorporation

The New Charter and New Bylaws differ in a number of respects from the Current Charter and Current Bylaws, respectively, copies of which have been filed with the SEC (including as exhibits to the Company’s Annual Report on Form 10-K filed March 27, 2023) and are also available for inspection by our stockholders upon reasonable notice during regular business hours, at our principal executive offices at HaPardes 134 (Meshek Sander), Neve Yarak, Israel, Attention: Corporate Secretary.

There are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the Surviving Company as the surviving corporation. The following are summaries of some of the more significant differences between the Current Charter and Current Bylaws, on the one hand, and the New Charter and New Bylaws, on the other. Except as described in this section, the rights of stockholders under the New Charter and New Bylaws are substantially the same as under the Current Charter and Current Bylaws.

The following discussion is a brief summary. It does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the Current Charter and Current Bylaws, and the New Charter and New Bylaws.

Provisions	Nevada	Delaware
	The New Charter provides that the Surviving Company shall not be subject to the Nevada business combination statutes.	The Current Charter did not provide for any such exclusion and therefore the Company is subject to the provisions of the DGCL

	The New Charter provides that the Surviving Company shall not be subject to the Nevada controlling interests statutes.	Delaware does not have a comparable statute.

Charter regarding limitation on liability	The New Charter provides that, to the fullest extent permitted by the NRS, the liability of directors and officers of the Surviving Company shall be eliminated or limited. Note that, under the NRS, this provision does not exclude exculpation for breaches of duty of loyalty and covers both directors and officers.	The Current Charter provides that, to the fullest extent permitted by the DGCL, a director of the Company shall not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director. Note that, under the DGCL, exculpation is not available for breaches of duty of loyalty and only covers directors.

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Bylaws regarding proxies	The New Bylaws provide that a proxy authorized by a stockholder shall be valid until its expiration or revocation in a manner permitted by the laws of Nevada. In Nevada, proxies are valid for six months from the date of creation unless otherwise provided in the proxy.	The Current Bylaws provide that except as otherwise limited therein or as otherwise provided by law, proxies authorizing a person to vote at a specific meeting shall entitle the persons authorized thereby to vote at any adjournment of such meeting, but they shall not be valid after the final adjournment of such meeting.

Bylaws regarding director compensation	The New Bylaws provide that directors shall receive compensation for their services as determined by a majority of the board of directors, or a designated committee of the board of directors, provided that directors who are serving the Surviving Company as employees and who receive compensation for their services as such, shall not receive any salary or other compensation for their services as directors of the Surviving Company.	Under the Current Bylaws, directors shall receive compensation for their services as determined by a majority of the board of directors, or a designated committee of the board of directors, provided that directors who are serving the Company as employees and who receive compensation for their services as such, shall not receive any salary or other compensation for their services as directors of the Corporation.

Bylaws regarding forum adjudication for disputes	The New Bylaws provide that unless the Surviving Company consents in writing to the selection of an alternative forum, the state and federal courts of the State of Nevada shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the NRS or the New Charter or New By-laws, or (iv) any action asserting a claim against the Company governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed to have notice of and consented to the provisions of Article VI, Section 8 of the New Bylaws.

The Current Bylaws provide that unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL or the Current Charter or Current By-laws, or (iv) any action asserting a claim against the Company governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed to have notice of and consented to the provisions of Article VI, Section 8 of the Current Bylaws.

General. The statutory corporate laws of Nevada, as governed by the NRS, are similar in many respects to those of Delaware, as governed by the DGCL. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the Surviving Company. The following are summaries of material differences between the current rights of stockholders of the Company and the rights of stockholders of the Surviving Company following the consummation of the Reincorporation.

The following discussion is a brief summary. It does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the NRS and DGCL, as well as the forms of the New Charter and New Bylaws, which are attached as Annex E and F, respectively, to this Proxy Statement, and which will come into effect concurrently with the consummation of the Reincorporation.

Increasing or Decreasing Authorized Capital Stock. The NRS allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in a class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any class or series of the corporation’s shares (and change the par value thereof) without a vote of the stockholders, so long as the action taken does not adversely change or alter any right or preference of the stockholders and does not include any provision or provisions pursuant to which only money will be paid or scrip issued to stockholders who hold 1% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law has no similar provision.

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Classified board of directors. The DGCL permits any Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. If this were done, the stockholders would elect only one class each year and each class would have a term of office of three years. The Current Charter and Current Bylaws do not provide for a classified board of directors.

The NRS also permits any Nevada corporation to classify its board of directors with staggered terms of office, where at least one-fourth of the directors must be elected annually. The New Charter and New Bylaws also provide for a classified board of directors, and thus all directors will still be elected each year for a one-year term following the consummation of the Reincorporation.

Cumulative Voting. Cumulative voting for directors entitles each stockholder to cast a number of votes that is equal to the number of voting shares held by such stockholder multiplied by the number of directors to be elected and to cast all such votes for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not be able to elect any directors without cumulative voting.

Although the DGCL does not generally grant stockholders cumulative voting rights, a Delaware corporation may provide in the corporation’s certificate of incorporation for cumulative voting in the election of directors. The NRS also permits any Nevada corporation to provide in its articles of incorporation the right to cumulative voting in the election of directors as long as certain procedures are followed.

The Current Charter does not provide for cumulative voting in the election of directors. Similarly, the New Charter does not provide for cumulative voting.

Vacancies. Under both the DGCL and the NRS, vacancies on the board of directors during the year may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the term of the director no longer on the board.

Removal of Directors. Under the DGCL, the holders of a majority of shares of each class entitled to vote at an election of directors may vote to remove any director or the entire board without cause unless (i) the board is a classified board, in which case directors may be removed only for cause, or (ii) the corporation has cumulative voting, in which case, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him. Thus, under the DGCL, a director of a corporation that does have a classified board or permit cumulative voting, may be removed only for cause by the affirmative vote of a majority of the outstanding shares entitled to vote at an election of directors.

The NRS requires the vote of the holders of at least two-thirds of the shares or class or series of shares of the issued and outstanding stock entitled to vote at an election of directors in order to remove a director or all of the directors. Furthermore, the NRS does not make a distinction between removals for cause and removals without cause. The articles of incorporation may provide for a higher voting threshold but not a lower one.

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Fiduciary Duty and Business Judgment. Nevada, like most jurisdictions, requires that directors and officers of Nevada corporations exercise their powers in good faith and with a view to the interests of the corporation but, unlike other jurisdictions, fiduciary duties of directors and officers are codified in the NRS. As a matter of law, directors and officers are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation in making business decisions. In performing such duties, directors and officers may exercise their business judgment through reliance on information, opinions, reports, financial statements and other financial data prepared or presented by corporate directors, officers or employees who are reasonably believed to be reliable and competent. Professional reliance may also be extended to legal counsel, public accountants, advisers, bankers or other persons reasonably believed to be competent, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s board of directors, and if the committee’s work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence. However, directors and officers may not rely on such information, opinions, reports, books of account or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted.

Under the DGLC members of the board of directors or any committee designated by the board of directors are similarly entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports and statements presented to the corporation by corporate officers, employees, committees of the board of directors or other persons as to matters such member reasonably believes are within such other person’s professional or expert competence, provided that such other person has been selected with reasonable care by or on behalf of the corporation. Such appropriate reliance on records and other information protects directors from liability related to decisions made based on such records and other information. Unlike the DGCL, the NRS extends the statutory protection for reliance on such persons to corporate officers.

Flexibility for Decisions, including Takeovers. The NRS provides directors with more discretion than the DGCL in making corporate decisions, including decisions made in takeover situations. Under Nevada law, director and officer actions taken in response to a change or potential change in control are granted the benefits of the business judgment rule. However, in the case of an action that impedes the rights of stockholders to vote for or remove directors, directors will only be given the advantage of the business judgment rule if the directors have reasonable grounds to believe a threat to corporate policy and effectiveness exists and the action taken that impedes the exercise of the stockholders’ rights is reasonable in relation to such threat.

In exercising their powers, including in response to a change or potential change of control, directors and officers of Nevada corporations may consider the effect of the decision on several corporate constituencies in addition to the stockholders, including the corporation’s employees, suppliers, creditors, customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. To underscore the discretion of directors and officers of Nevada corporations, the NRS specifically states that such directors and officers are not required to consider the effect of a proposed corporate action upon any constituent as a dominant factor.

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The DGCL does not provide a similar list of statutory factors that corporate directors and officers may consider in making decisions. In a number of cases, Delaware law has been interpreted to provide that fiduciary duties require directors to accept an offer from the highest bidder regardless of the effect of such sale on the corporate constituencies other than the stockholders. Thus, the flexibility granted to directors of Nevada corporations when making business decisions, including in the context of a hostile takeover, are greater than those granted to directors of Delaware corporations.

Limitation on Personal Liability of Directors and Officers. The NRS and the DGCL each permit corporations to adopt provisions in their charter documents that eliminate or limit the personal liability of directors to the corporation or their stockholders for monetary damages for breach of a director’s fiduciary duty, subject to the differences discussed below.

Both jurisdictions preclude liability limitation for acts or omissions not in good faith or involving intentional misconduct and for paying dividends or repurchasing stock out of other than lawfully available funds. Unlike the DGCL, however, the NRS does not expressly preclude a corporation from limiting liability for a director’s breach of the duty of loyalty or for any transaction from which a director derives an improper personal benefit. Alternatively, the NRS permits a corporation to renounce in its articles of incorporation any interest or expectancy to participate in specific or specified classes or categories of business opportunities. In addition, the NRS provision permitting limitation of liability applies to both directors and officers and expressly applies to liabilities owed to creditors of the corporation. Furthermore, under the NRS, it is not necessary to adopt provisions in the articles of incorporation limiting personal liability of directors as this limitation is provided by statute.

Finally, in Nevada, in order for a director or officer to be individually liable to the corporation or its stockholders or creditors for damages as a result of any act or failure to act, it must be proven that the directors’ or officers’ act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and that the breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

Thus, the NRS provides broader protection from personal liability for directors and officers than the DGCL.

Indemnification. The NRS and the DGCL each permit corporations to indemnify directors, officers, employees, and agents in similar circumstances, subject to the differences discussed below.

In suits that are not brought by or in the right of the corporation, both jurisdictions permit a corporation to indemnify current and former directors, officers, employees, and agents for attorneys’ fees and other expenses, judgments, and amounts paid in settlement that the person actually and reasonably incurred in connection with the action, suit or proceeding. The person seeking indemnity may recover as long as he or she acted in good faith and believed his or her actions were either in the best interests of or not opposed to the best interests of the corporation. Under the NRS, the person seeking indemnity may also be indemnified if he or she is not liable for breach of his or her fiduciary duties. Similarly, with respect to a criminal proceeding, the person seeking indemnification must not have had any reasonable cause to believe his or her conduct was unlawful.

In derivative suits, a corporation in either jurisdiction may indemnify its directors, officers, employees or agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person if the person was adjudged to be liable to the corporation unless a court otherwise orders.

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No corporation may indemnify a party unless it decides that indemnification is proper. Under the DGCL, the corporation through its stockholders, directors or independent legal counsel will determine that the conduct of the person seeking indemnity conformed with the statutory provisions governing indemnity. Under the NRS, the corporation through its stockholders, directors or independent counsel must only determine that the indemnification is proper.

Advancement of Expenses. Although the DGCL and NRS have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents, the NRS provides broader indemnification in connection with stockholder derivative lawsuits, in particular with respect to advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or other proceeding.

The DGCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement.

In contrast, under the NRS, the articles of incorporation, the bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation.

Action by Written Consent of Directors. Both the DGCL and NRS provide that, unless the articles or certificate of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing.

Actions by Written Consent of Stockholders. Both the DGCL and NRS provide that, unless the articles or certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders consent to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. There is no equivalent requirement under the NRS.

The NRS also permits a corporation to prohibit stockholder action by written consent in lieu of a meeting of stockholders by including such prohibition in its bylaws.

The Current Bylaws provide that any stockholders may act by written consent if such consent is signed by holders of not less than the minimum number of votes that would be required to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The New Bylaws contain a substantially similar provision.

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Dividends and Distributions. Delaware law is more restrictive than Nevada law with respect to dividend payments. Unless further restricted in the certificate of incorporation, the DGCL permits a corporation to declare and pay dividends out of either (i) surplus, or (ii) if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). The DGCL defines surplus as the excess, at any time, of the net assets of a corporation over its stated capital. In addition, the DGCL provides that a corporation may redeem or repurchase its shares only when the capital of the corporation is not impaired and only if such redemption or repurchase would not cause any impairment of the capital of the corporation.

The NRS provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or, (ii) except as otherwise specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders (the condition in this clause (ii), the “Balance Sheet Test”). Directors may consider financial statements prepared on the basis of accounting practices that are reasonable in the circumstances, a fair valuation, including but not limited to unrealized appreciation and depreciation, and any other method that is reasonable in the circumstances. The New Charter does not, however, eliminate the Company’s compliance with the Balance Sheet Test with respect to any distribution.

To date, the Company has not paid dividends on its shares of Common Stock. The payment of dividends following the consummation of the Reincorporation, if any, will be within the discretion of the board of directors of the Surviving Company. Our Board (which will be the board of directors of the Surviving Company immediately following the Reincorporation) does not anticipate that the Surviving Company will pay dividends in the foreseeable future.

Restrictions on Business Combinations. Both Delaware and Nevada law provide certain protections to stockholders in connection with certain business combinations. These protections can be found in NRS 78.411 to 78.444, inclusive, and Section 203 of the DGCL.

Under Section 203 of the DGCL, certain “business combinations” with “interested stockholders” of the Company are subject to a three-year moratorium unless specified conditions are met. For purposes of Section 203, the term “business combination” is defined broadly to include (i) mergers with or caused by the interested stockholder; (ii) sales or other dispositions to the interested stockholder (except proportionately with the corporation’s other stockholders) of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of either the corporation’s consolidated assets or its outstanding stock; (iii) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder’s proportionate ownership of any class or series of the corporation’s or such subsidiary’s stock); or (iv) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

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The three-year moratorium imposed on business combinations by Section 203 of the DGCL does not apply if: (i) prior to the time on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the corporation’s voting stock upon consummation of the transaction that made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) at or after the time on which such stockholder becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by at least two-thirds (66-2/3%) of the outstanding voting stock not owned by the interested stockholder.

In contrast, the NRS imposes a maximum moratorium of two years versus Delaware’s three-year moratorium on business combinations. However, NRS 78.411 to 78.444, inclusive, regulate combinations more stringently. First, an interested stockholder is defined as a beneficial owner of 10% or more of the voting power. Second, the two-year moratorium can be lifted only by advance approval by a corporation’s board of directors, as opposed to Delaware’s provision that allows interested stockholder combinations with stockholder approval at the time of such combination. Finally, after the two-year period, combinations remain prohibited unless (i) they are approved by the board of directors, the disinterested stockholders or 60% of the outstanding voting power not beneficially owned by the interested party and its affiliates and associates or (ii) the interested stockholders satisfy certain fair value requirements. But note that these statutes do not apply to any combination of a corporation and an interested stockholder after the expiration of four years after the person first became an interested stockholder.

Companies are entitled to opt out of the business combination provisions of the DGCL and NRS with appropriate provisions in its articles of incorporation. The Company has not opted out of the business combination provisions of Section 203 of the DGCL. In the New Charter, the Surviving Company opts out of the business combination provisions of NRS 78.411 to 78.444, inclusive.

Acquisition of Controlling Interests. In addition to the restrictions on business combinations with interested stockholders, Nevada law also protects the corporation and its stockholders from persons acquiring a “controlling interest” in a corporation. The provisions can be found in NRS 78.378 to 78.3793, inclusive. Delaware law does not have similar provisions.

Pursuant to NRS 78.379, any person who acquires a controlling interest in a corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special meeting of such stockholders held upon the request and at the expense of the acquiring person. NRS 78.3785 provides that a “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one fifth or more but less than one third, (ii) one third or more but less than a majority or (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and voting rights must be conferred by a majority of the disinterested stockholders as each threshold is reached and/or exceeded. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares, and the corporation must comply with the demand.

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NRS 78.378(1) provides that the control share statutes of the NRS apply to any acquisition of a controlling interest in an issuing corporation unless the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified. In addition, NRS 78.3788 provides that the control share statutes of the NRS apply only to a corporation that has 200 or more stockholders of record, at least 100 of whom have had addresses in Nevada, appearing on the stock ledger of the corporation and which does business directly or indirectly or through an affiliated corporation in Nevada. NRS 78.378(2) provides that the corporation, by virtue of its articles of incorporation, bylaws or resolutions adopted by directors, may impose stricter requirements if it so desires. In the New Charter, the Surviving Company opts out of the acquisition of controlling interests provisions of NRS 78.378 to 78.3793, inclusive.

Stockholder Vote for Mergers and Other Corporate Reorganizations. Under the DGCL, unless the certificate or articles of incorporation specifies a higher percentage, the stockholders of a corporation that is being acquired in a merger or selling substantially all of its assets must authorize such merger or sale of assets by vote of a majority of outstanding shares entitled to vote. The corporation’s board of directors must also approve such transactions.

Similarly, under the NRS, a merger or sale of all assets requires authorization by stockholders of the corporation being acquired or selling its assets by a majority of outstanding shares entitled to vote, as well as approval of such corporation’s board of directors. However, it is not entirely clear under Nevada law if stockholder authorization is required for the sale of less than all of the assets of a corporation. Although a substantial body of case law has been developed in Delaware as to what constitutes the “sale of substantially all of the assets” of a corporation, it is difficult to determine the point at which a sale of virtually all, but less than all, of a corporation’s assets would be considered a “sale of all of the assets” of the corporation for purposes of Nevada law. It is likely that many sales of less than all of the assets of a corporation requiring stockholder authorization under Delaware law would not require stockholder authorization under Nevada law.

The DGCL and NRS have substantially similar provisions with respect to approval by stockholders of a surviving corporation in a merger. The DGCL does not require a stockholder vote of a constituent corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the plan of merger does not amend the existing certificate of incorporation, (ii) each share of stock of such constituent corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of merger and (iii) either no shares of the Common Stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or treasury shares of the Common Stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of Common Stock of such constituent corporation outstanding immediately prior to the effective date of the merger. The NRS does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

The Current Charter does not require a higher percentage to vote to approve certain corporate transactions. The New Charter also does not specify a higher percentage.

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Appraisal or Dissenter’s Rights. In both jurisdictions, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal rights permit a stockholder to receive cash equal to the fair market value of the stockholder’s shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.

Under Section 262 of the DGCL, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger or consolidation, provided that no appraisal rights are available with respect to shares of any class or series of stock if, at the record date for the meeting held to approve such transaction, such shares of stock, or depositary receipts in respect thereof, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, unless the stockholders receive in exchange for their shares anything other than shares of stock of the surviving or resulting corporation (or depositary receipts in respect thereof), or of any other corporation that is listed on a national securities exchange or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing.

In addition, Section 262 of the DGCL allows beneficial owners of shares to file a petition for appraisal without the need to name a nominee holding such shares on behalf of such owner as a nominal plaintiff and makes it easier than under Nevada law to withdraw from the appraisal process and accept the terms offered in the merger or consolidation. Under the DGCL, no appraisal rights are available to stockholders of the surviving or resulting corporation if the merger did not require their approval.

The Current Charter and Current Bylaws do not provide for appraisal rights in addition to those provided by the DGCL. Therefore, because our Common Stock is listed on The Nasdaq Capital Market LLC stock exchange, and holders of our Common Stock will receive in the Merger only shares of Surviving Company Common Stock, which will be listed on The Nasdaq Capital Market LLC stock exchange, holders of our Common Stock will not be entitled to appraisal rights in the Merger with respect to their shares of our Common Stock.

Under the NRS, a stockholder is entitled to dissent from, and obtain payment for, the fair value of his or her shares in the event of (i) certain acquisitions of a controlling interest in the corporation, (ii) consummation of a plan of merger, if approval by the stockholders is required and the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, (iii) a plan of exchange in which the corporation is a party or (iv) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

Holders of securities that are listed on a national securities exchange or traded in an organized market and held by at least 2,000 stockholders of record with a market value of at least $20,000,000 are generally not entitled to dissenter’s rights. However, this exception is not available if (i) the articles of incorporation of the corporation issuing the shares provide that such exception is not available, (ii) the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provide otherwise or (iii) the holders of the class or series of stock are required under the plan of merger or exchange to accept for the shares anything except cash, shares of stock as described in NRS 92A.390(3) or a combination thereof. The NRS prohibits a dissenting stockholder from voting his or her shares or receiving certain dividends or distributions after his or her dissent. Like the Current Charter and Current Bylaws, the New Charter and New Bylaws do not provide for dissenter’s rights in addition to those provided by the NRS.

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The mechanics and timing procedures vary somewhat between Delaware and Nevada but both require technical compliance with specific notice and payment protocols.

Special Meetings of the Stockholders. The DGCL permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting.

In contrast, the NRS permits special meetings of stockholders to be called by the entire board of directors, any two directors or the President, unless the articles of incorporation or bylaws provide otherwise.

Under the Current Bylaws, a special meeting of stockholders may be called by the president of the Company, the board of directors, or by the record holders or holder of at least 10% of all shares entitled to vote at the meeting. Under the New Bylaws, special meetings of the stockholders may be called only by the board of directors acting pursuant to a resolution approved by the affirmative vote of a majority of the directors then in office except as otherwise required by statute or any rights given to the holders of any preferred shares.

Annual Meetings Pursuant to Petition of Stockholders. The DGCL provides that a director or a stockholder of a corporation may apply to the Court of Chancery of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting for a period of 30 days after the date designated for the Annual Meeting or, if there is no date designated, within 13 months after the last annual meeting.

Nevada law is more restrictive. Under the NRS, stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected.

Adjournment of Stockholder Special Meetings. Under the DGCL, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting.

In contrast, under the NRS, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

Duration of Proxies. Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period.

Under the NRS, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. The NRS also provides for irrevocable proxies, without limitation on duration, in limited circumstances.

Stockholder Inspection Rights. The DGCL grants any stockholder or beneficial owner of shares the right, upon written demand under oath stating the proper purpose thereof, either in person or by attorney or other agent, to inspect and make copies and extracts from a corporation’s stock ledger, list of stockholders and its other books and records for any proper purpose. A proper purpose is one reasonably related to such person’s interest as a stockholder.

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Inspection rights under Nevada law are more limited. The NRS grants any person who has been a stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5% of all of its outstanding shares, upon at least five days’ written demand the right to inspect in person or by agent or attorney, during usual business hours (i) the articles of incorporation, and all amendments thereto, (ii) the bylaws and all amendments thereto and (iii) a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of the corporation, showing their places of residence, if known, and the number of shares held by them respectively. A Nevada corporation may require a stockholder to furnish the corporation with an affidavit that such inspection is for a proper purpose related to his or her interest as a stockholder of the corporation.

In addition, the NRS grants certain stockholders the right to inspect the books of account and records of a corporation for any proper purpose. The right to inspect the books of account and all financial records of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares. However, these requirements do not apply to any corporation that furnishes to its stockholders a detailed, annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934.

Vote Required and Recommendation of Board

Proposal 5 will require the affirmative vote of the holders of a majority of the shares of our Common Stock represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that are voted for or against such proposal. Abstentions will only be counted toward the tabulations of voting power present and entitled to vote on the Reincorporation and will have the same effect as votes “AGAINST” the proposal. Brokers do not have discretion to vote on the proposal to approve the Reincorporation and broker non-votes will have the same effect as votes “AGAINST” the proposal.

Board Recommendation:

The board of directors recommends a vote FOR the approval of the Reincorporation of the Company in Nevada as described herein.

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PROPOSAL 6: RATIFICATION OF APPOINTMENT OF Somekh Chaikin, CERTIFIED PUBLIC ACCOUNTANTS, A MEMBER OF KPMG International, AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of our board of directors has appointed Somekh Chaikin, Certified Public Accountants, a member of KPMG International (“Somekh”), as the independent registered public accounting firm for the year ending December 31, 2023, subject to stockholder ratification pursuant to the Auditor Appointment Proposal (Proposal 6) at the Annual Meeting.

Somekh served as our independent registered public accounting firm for the year ended December 31, 2022. Representatives of Somekh will not be present at the Annual Meeting, will not have the opportunity to make a statement if they so desire and will not be available to respond to appropriate questions.

The following table sets forth the fees billed to us by (i) Halperin Ilanit CPA, an independent registered public accounting firm (“Halperin”), for the period ended July 25, 2021, and for the fiscal year ended December 31, 2021, and (ii) Somekh for fiscal year ended December 31, 2022.

Fee Category	2022	2021
Audit Fees	197,000	172,500	(1)
Audit-Related Fees	600	-
Tax Fees	36,000	18,069
All Other Fees	-	-
Total Fees	233,600	190,569

(1)	Audit Fees consists of $27,500 in connection with the services rendered Halperin and $145,000 in connection with the services rendered by Somekh.

Audit Fees: These fees relate to the audit of our annual financial statements and the review of our interim quarterly financial statements.

Tax Fees: These fees relate to professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees: Somekh did not bill us for any other fees for the year ended December 31, 2022.

Replacement of Independent Auditor: On July 25, 2021, our board of directors approved the dismissal of Halperin as its independent registered accounting firm, effective as of the same date, and appointed Somekh as our new independent registered public accounting firm for the fiscal year ended December 31, 2021, effective as of the same date. There were no disagreements with Halperin on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Halperin, would have caused Halperin to make reference to the subject matter of the disagreements in connection with its reports.

Approval of Independent Registered Public Accounting Firm Services and Fees

The board of directors requests that stockholders ratify the appointment of Somekh as the independent registered public accounting firm to conduct the audit of our financial statements for the year ending December 31, 2023. In the event that the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the audit committee determines that such a change could be in the best interest of our stockholders.

Vote Required

Proposal 6 will require the affirmative vote of the holders of a majority of the shares of our Common Stock represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that are voted for or against such proposal. Abstentions and broker non-votes will have no effect on the outcome of the Auditor Appointment Proposal (Proposal 6). Because this proposal is a routine matter, brokers will have discretionary voting on this matter if they do not receive instructions.

Board Recommendation:

The board of directors recommends a vote FOR the ratification of the re-appointment of Somekh Chaikin, Certified Public Accountants, a member of KPMG International, pursuant to the Auditor Reappointment Proposal at the Meeting.

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PROPOSAL 7: ADVISORY VOTE TO APPROVE A GRANT OF SHARES TO MEMBERS OF THE COMPANY’S BOARD OF DIRECTORS, UNDER THE 2022 PLAN, AND SUBJECT TO THE APPROVAL OF THE 2022 PLAN AMENDMENT

In accordance with Section 14A of the Securities Exchange Act of 1934, and related rules of the SEC, we are providing our stockholders the opportunity to approve, on an advisory and non-binding basis, the compensation of our board members as disclosed in this Proxy Statement. To learn more about our executive compensation, including compensation payable to our directors, see “Executive Compensation” elsewhere in this Proxy Statement.

Subject to approval of the 2022 Plan Amendment, we intend to grant up to 1,000,000 restricted shares of Common Stock, in the aggregate (the “Cap”), to five members of the board of directors (each director except Dr. Roy Borochov) (the “Grantees”), each of whom has served on our board of directors for more than two years without having received equity-based compensation in connection with such service (the “Director Grants”). The compensation committee of our board of directors and board of directors will determine the specific allocation of such aggregate amount to the Grantees, subject to the Cap. The Director Grants which grant of equity shall be issued pursuant to the terms of the 2022 Plan. The Director Grant is designed to, among other things, to:

●	Reward each of the Grantees for their extensive service to the Company thus far;
●	Further incentivize each of the Grantees to continue rendering beneficial service to the Company, and to directly link their service with the success of the Company’s stock price;
●	Entitle the Grantees to vote in our annual meetings of the stockholders on matters of material concern to the Company and its stockholders;
●	Link the compensation of our board of directors to the achievement of our business objectives as well as reinforce appropriate leadership behaviors; and
●	Encourage members of our board of directors to consider the impact of decisions to drive our short-term and long-term success.

We believe that the proposed Director Grants fairly accomplishes the abovementioned objectives.

Vote Required

Proposal 7 is a non-binding advisory vote that (1) is subject to the approval of Proposal 2 and (2) requires the affirmative vote of the holders of a majority of the shares of our Common Stock represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that are voted for or against such proposal. Abstentions and broker non-votes will have no effect on the outcome of the Vote on Grant of Shares (Proposal 7). For the avoidance of any doubt, Proposal 7 will not be treated as approved if Proposal 2 fails even if the requisite majority of the shares of our Common Stock vote in favor of this non-binding advisory vote.

Board Recommendation:

The board of directors recommends a vote FOR the approval, on an advisory basis, of the grant of shares to members of the company’s board of directors, under the 2022 plan, and subject to the approval the 2022 Plan Amendment.

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OTHER BUSINESS

The Company knows of no other matters to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to rules of the SEC, a stockholder who intends to present a proposal at our next annual meeting of stockholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal to us in writing to the attention of the Secretary at Save Foods, Inc., HaPardes 134 (Meshek Sander), Neve Yarak, 4994500 Israel. The proposal must be received no later than [April 15, 2024], after which date such stockholder proposal will be considered untimely. In the event that the date of the 2023 annual meeting has been changed more than 30 days from the one year anniversary of the date of the 2022 annual meeting, then the deadline for receipt of a proposal by a stockholder is within a reasonable time before we begin to print and send our proxy materials, in order to be eligible for inclusion in our proxy statement relating to that 2023 meeting. Stockholders wishing to submit nominations of persons for election to the board of directors or proposals of business to be presented directly at the annual meeting instead of for inclusion in next year’s proxy statement must follow the submission criteria and deadlines set forth in our amended and restated bylaws. To be timely in connection with our next annual meeting, such a stockholder nomination or proposal must be received by our Secretary at our principal executive offices between [May 30, 2024 and June 29, 2024].

A copy of Save Foods, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, is available without charge (except for exhibits, which are available upon payment of a reasonable fee) upon written request to Save Foods, Inc., HaPardes 134 (Meshek Sander), Neve Yarak, 4994500 Israel.

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ANNEX A

FIRST AMENDMENT TO THE SAVE FOODS, INC. 2022 SHARE INCENTIVE PLAN

FIRST AMENDMENT TO THE

SAVE FOODS, INC. 2022 SHARE INCENTIVE PLAN

This FIRST AMENDMENT TO THE SAVE FOODS, INC. 2022 SHARE INCENTIVE PLAN (this “Amendment”), dated as of [●], 2023 (the “Effective Date”) is made and entered into by Save Foods, Inc., a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Save Foods, Inc. 2022 Share Incentive Plan (the “Plan”).

RECITALS

WHEREAS, Article 23 of the Plan provides that the Company’s board of directors (the “Board”) may amend the Plan at any time and from time to time;

WHEREAS, the Company previously reserved a total of one million (1,000,000) shares of Common Stock of the Company, par value $0.0001 (“Common Stock”), to be delivered pursuant to awards under the Plan;

WHEREAS, the Board intends to submit this Amendment to the Company’s stockholders for their approval.

NOW, THEREFORE, in accordance with Article 23 of the Plan and subject to stockholder approval, the Plan is hereby amended, effective as of the date hereof, as follows:

1. Section 5.1 of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 5.1:

5.1 The maximum aggregate number of Shares that may be issued pursuant to Awards under this Plan (the “Pool”) shall be 7,500,000 authorized but unissued Shares (except and as adjusted pursuant to Section 14.1 of this Plan), or such other number as the Board may determine from time to time (without the need to amend the Plan in case of such determination); for the avoidance of any doubt, the Pool immediately prior to the Amendment was 1,000,000, thereby increasing the authorized but unissued amount by 6,500,000 Shares). However, except as adjusted pursuant to Section 14.1, in no event shall more than such number of Shares constituting the Pool, as adjusted in accordance with Section 5.2, be available for issuance pursuant to the exercise of Incentive Stock Options.

2. Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof, and all awards granted under the Plan prior to the Effective Date shall continue to be governed pursuant to the terms of the Plan as in effect immediately prior to the Effective Date.

[Remainder of Page Intentionally Left Blank;

Signature Page Follows.]

A-1

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

SAVE FOODS, INC.

By:
Name:	David Palach
Title:	Chief Executive Officer

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ANNEX B

SAVE FOODS, INC. 2022 SHARE INCENTIVE PLAN

Save Foods, Inc.
2022 Share Incentive Plan

Unless otherwise defined, terms used herein shall have the meaning ascribed to them in Section 2 hereof.

1. PURPOSE; TYPES OF AWARDS; CONSTRUCTION.

1.1. Purpose. The purpose of this 2022 Share Incentive Plan (as amended, this “Plan”) is to afford an incentive to Service Providers of Save Foods, Inc., a Delaware registered company (together with any successor corporation thereto, the “Corporation”), or any Affiliate of the Corporation, which now exists or hereafter is organized or acquired by the Corporation or its Affiliates, to continue as Service Providers, to increase their efforts on behalf of the Corporation or its Affiliates and to promote the success of the Corporation’s business, by providing such Service Providers with opportunities to acquire a proprietary interest in the Corporation by the issuance of Shares or restricted Shares (“Restricted Shares”) of the Corporation, and by the grant of options to purchase Shares (“Options”), Restricted Share Units (“RSUs”) and other Share-based Awards pursuant to Sections 11 through 13 of this Plan.

1.2. Types of Awards. This Plan is intended to enable the Corporation to issue Awards under various tax regimes, including:

(i) pursuant and subject to the provisions of Section 102 of the Ordinance (or the corresponding provision of any subsequently enacted statute, as amended from time to time), and all regulations and interpretations adopted by any competent authority, including the Israel Tax Authority (the “ITA”), including the Income Tax Rules (Tax Benefits in Stock Issuance to Employees) 5763-2003 or such other rules so adopted from time to time (the “Rules”) (such Awards that are intended to be (as set forth in the Award Agreement) and which qualify as such under Section 102 of the Ordinance and the Rules, “102 Awards”);

(ii) pursuant to Section 3(i) of the Ordinance or the corresponding provision of any subsequently enacted statute, as amended from time to time (such Awards, “3(i) Awards”);

(iii) Incentive Stock Options within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted United States federal tax statute, as amended from time to time, to be granted to Employees who are deemed to be residents of the United States, for purposes of taxation, or are otherwise subject to U.S. Federal income tax (such Awards that are intended to be (as set forth in the Award Agreement) and which qualify as an incentive stock option within the meaning of Section 422(b) of the Code, “Incentive Stock Options”); and

B-1

(iv) Options not intended to be (as set forth in the Award Agreement) or which do not qualify as an Incentive Stock Option to be granted to Service Providers who are deemed to be residents of the United States for purposes of taxation, or are otherwise subject to U.S. Federal income tax (“Nonqualified Stock Options”).

In addition to the issuance of Awards under the relevant tax regimes in the United States of America and the State of Israel, and without derogating from the generality of Section 25,this Plan contemplates issuances to Grantees in other jurisdictions or under other tax regimes with respect to which the Committee is empowered, but is not required, to make the requisite adjustments in this Plan and set forth the relevant conditions in an appendix to this Plan or in the Corporation’s agreement with the Grantee in order to comply with the requirements of such other tax regimes.

1.3. Corporation Status. This Plan contemplates the issuance of Awards by the Corporation, both as a private and public company.

1.4. Construction. To the extent any provision herein conflicts with the conditions of any relevant tax law, rule or regulation which are relied upon for tax relief in respect of a particular Award to a Grantee, the Committee is empowered, but is not required, hereunder to determine that the provisions of such law, rule or regulation shall prevail over those of this Plan and to interpret and enforce such prevailing provisions. With respect to 102 Awards, if and to the extent any action or the exercise or application of any provision hereof or authority granted hereby is conditioned or subject to obtaining a ruling or tax determination from the ITA, to the extent required by applicable law, then the taking of any such action or the exercise or application of such section or authority with respect to 102 Awards shall be conditioned upon obtaining such ruling or tax determination, and, if obtained, shall be subject to any condition set forth therein; it being clarified that there is no obligation to apply for any such ruling or tax determination (which shall be in the sole discretion of the Committee) and no assurance is made that if applied any such ruling or tax determination will be obtained (or the conditions thereof).

2. DEFINITIONS.

2.1. Terms Generally. Except when otherwise indicated by the context, (i) the singular shall include the plural and the plural shall include the singular; (ii) any pronoun shall include the corresponding masculine, feminine and neuter forms; (iii) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth therein or herein), (iv) references to any law, constitution, statute, treaty, regulation, rule or ordinance, including any section or other part thereof shall refer to it as amended from time to time and shall include any successor thereof, (v) reference to a “company” or “entity” shall include a, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof, and reference to a “person” shall mean any of the foregoing or an individual, (vi) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Plan in its entirety, and not to any particular provision hereof, (vii) all references herein to Sections shall be construed to refer to Sections to this Plan; (viii) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”; and (ix) use of the term “or” is not intended to be exclusive.

B-2

2.2. Defined Terms. The following terms shall have the meanings ascribed to them in this Section 2:

2.3. “Affiliate” shall mean, with respect to any person, any other person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such person (with the term “control” or “controlled by” within the meaning of Rule 405 of Regulation C under the Securities Act), including, without limitation, any Parent or Subsidiary, or Employer.

2.4. “Applicable Law” shall mean any applicable law, rule, regulation, statute, pronouncement, policy, interpretation, judgment, order or decree of any federal, provincial, state or local governmental, regulatory or adjudicative authority or agency, of any jurisdiction, and the rules and regulations of any stock exchange, over-the-counter market or trading system on which the Corporation’s shares are then traded or listed.

2.5. “Award” shall mean any Option, Restricted Share, RSUs, Shares or any other Share-based award granted under this Plan.

2.6. “Board” shall mean the Board of Directors of the Corporation.

2.7. “Bylaws” – shall mean Save Foods, Inc.’s by-laws.

2.8. “Change in Board Event” shall mean any time at which individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Corporation’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

2.9. “Charter”- shall mean Save Foods, Inc.’s Certificate of Incorporation.

2.10. “Code” shall mean the United States Internal Revenue Code of 1986, and any applicable regulations promulgated thereunder, all as amended.

2.11. “Committee” shall mean a committee established or appointed by the Board to administer this Plan, subject to Section 3.1.

2.12. “Controlling Shareholder” shall have the meaning set forth in Section 32(9) of the Ordinance.

2.13. “Disability” shall mean (i) the inability of a Grantee to engage in any substantial gainful activity or to perform the major duties of the Grantee’s position with the Corporation or its Affiliates by reason of any medically determinable physical or mental impairment which has lasted or can be expected to last for a continuous period of not less than 12 months (or such other period as determined by the Committee), as determined by a qualified doctor acceptable to the Corporation, (ii) if applicable, a “permanent and total disability” as defined in Section 22(e)(3) of the Code or Section 409A(a)(2)(c)(i) of the Code, as amended from time to time, or (iii) as defined in a policy of the Corporation that the Committee deems applicable to this Plan, or that makes reference to this Plan, for purposes of this definition. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

B-3

2.14. “Employee” shall mean any person treated as an employee (including an officer or a director who is also treated as an employee) in the records of the Corporation or any of its Affiliates (and in the case of 102 Awards, subject to Section 9.3 or in the case of Incentive Stock Options, who is an employee for purposes of Section 422 of the Code); provided, however, that neither service as a director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of this Plan. The Corporation shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of a person’s rights, if any, under this Plan as of the time of the Corporation’s determination, all such determinations by the Corporation shall be final, binding and conclusive, notwithstanding that the Corporation or any court of law or governmental agency subsequently makes a contrary determination.

2.15. “Employer” means, for purpose of a 102 Trustee Award, the Corporation or an Affiliate, Subsidiary or Parent thereof, which is an “employing company” within the meaning and subject to the conditions of Section 102(a) of the Ordinance.

2.16. “employment”, “employed” and words of similar import shall be deemed to refer to the employment of Employees or to the services of any other Service Provider, as the case may be.

2.17. “exercise” “exercised” and words of similar import, when referring to an Award that does not require exercise or that is settled upon vesting (such as may be the case with RSUs or Restricted Shares, if so determined in their terms), shall be deemed to refer to the vesting of such an Award (regardless of whether or not the wording included reference to vesting of such an Awards explicitly).

2.18. “Exercise Period” shall mean the period, commencing on the date of grant of an Award, during which an Award shall be exercisable, subject to any vesting provisions thereof (including any acceleration thereof, if any) and subject to the termination provisions hereof.

2.19. “Exercise Price” shall mean the exercise price for each Share covered by an Option or the purchase price for each Share covered by any other Award.

B-4

2.20. “Fair Market Value” shall mean, as of any date, the value of a Share or other securities, property or rights as determined by the Board, in its discretion, subject to the following: (i) if, on such date, the Shares are listed on any securities exchange, the average closing sales price per Share on which the Shares are principally traded over the thirty (30) day calendar period preceding the subject date (utilizing all trading days during such 30 calendar day period), as reported in The Wall Street Journal or such other source as the Corporation deems reliable; (ii) if, on such date, the Shares are then quoted in an over-the-counter market, the average of the closing bid and asked prices for the Shares in that market during the thirty (30) day calendar period preceding the subject date (utilizing all trading days during such 30 calendar day period), as reported in The Wall Street Journal or such other source as the Corporation deems reliable; or (iii) if, on such date, the Shares are not then listed on a securities exchange or quoted in an over-the-counter market, or in case of any other securities, property or rights, such value as the Committee, in its sole discretion, shall determine, with full authority to determine the method for making such determination and which determination shall be conclusive and binding on all parties, and shall be made after such consultations with outside legal, accounting and other experts as the Committee may deem advisable; provided, however, that, if applicable, the Fair Market Value of the Shares shall be determined in a manner that is intended to satisfy the applicable requirements of and subject to Section 409A of the Code, and with respect to Incentive Stock Options, in a manner that is intended to satisfy the applicable requirements of and subject to Section 422 of the Code, subject to Section 422(c)(7) of the Code. The Committee shall maintain a written record of its method of determining such value. If the Shares are listed or quoted on more than one established stock exchange or over-the-counter market, the Committee shall determine the principal such exchange or market and utilize the price of the Shares on that exchange or market (determined as per the method described in clauses (i) or (ii) above, as applicable) for the purpose of determining Fair Market Value.

2.21. “Grantee” shall mean a person who has been granted an Award(s) under this Plan.

2.22. “Ordinance” shall mean the Israeli Income Tax Ordinance (New Version) 1961, and the regulations and rules (including the Rules) promulgated thereunder, all as amended from time to time.

2.23. “Parent” shall mean any company (other than the Corporation), which now exists or is hereafter organized, (i) in an unbroken chain of companies ending with the Corporation if, at the time of granting an Award, each of the companies (other than the Corporation) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain, or (ii) if applicable and for purposes of Incentive Stock Options, that is a “parent corporation” of the Corporation, as defined in Section 424(e) of the Code.

2.24. “Retirement” shall mean a Grantee’s retirement pursuant to Applicable Law or in accordance with the terms of any tax-qualified retirement plan maintained by the Corporation or any of its Affiliates in which the Grantee participates or is subject to.

2.25. “Securities Act” shall mean the U.S. Securities Act of 1933, and the rules and regulations promulgated thereunder, all as amended from time to time.

2.26. “Service Provider” shall mean an Employee, director, officer, consultant, advisor and any other person or entity who provides services to the Corporation or any Parent, Subsidiary or Affiliate thereof. Service Providers shall include prospective Service Providers to whom Awards are granted in connection with written offers of an employment or other service relationship with the Corporation or any Parent, Subsidiary or any Affiliates thereof, provided, however, that such employment or service shall have actually commenced.

B-5

“Shares” shall mean shares of common stock, par value US$0.001 per share, of the Corporation (as adjusted for stock split, reverse stock split, bonus shares, combination or other recapitalization events), or shares of such other class of shares of the Corporation as shall be designated by the Board in respect of the relevant Award(s). “Shares” include any securities, property or rights issued or distributed with respect thereto.

2.27. “Subsidiary” shall mean any company (other than the Corporation), which now exists or is hereafter organized or acquired by the Corporation, (i) in an unbroken chain of companies beginning with the Corporation if, at the time of granting an Award, each of the companies other than the last company in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain, or (ii) if applicable and for purposes of Incentive Stock Options, that is a “subsidiary corporation” of the Corporation, as defined in Section 424(f) of the Code.

2.28. “tax(es)” shall mean (a) all federal, state, local or foreign taxes, charges, fees, imposts, levies or other assessments, including all income, capital gains, alternative or add-on minimum, transfer, value added tax, real and personal property, withholding, payroll, employment, escheat, social security, disability, national security, health tax, wealth surtax, stamp, registration and estimated taxes, customs duties, fees, assessments and charges of any similar kind whatsoever (including under Section 280G of the Code) or other tax of any kind whatsoever, (b) all interest, indexation differentials, penalties, fines, additions to tax or additional amounts imposed by any taxing authority in connection with any item described in clause (a), (c) any transferee or successor liability in respect of any items described in clauses (a) or (b) payable by reason of contract, assumption, transferee liability, successor liability, operation of Applicable Law, or as a result of any express or implied obligation to assume Taxes or to indemnify any other person, and (d) any liability for the payment of any amounts of the type described in clause (a) or (b) payable as a result of being a member of an affiliated, consolidated, combined, unitary or aggregate or other group for any taxable period, including under U.S. Treasury Regulations Section 1.1502-6(a) (or any predecessor or successor thereof of any analogous or similar provision under Law) or otherwise.

2.29. “Ten Percent Shareholder” shall mean a Grantee who, at the time an Award is granted to the Grantee, owns shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Corporation or any Parent or Subsidiary, within the meaning of Section 422(b)(6) of the Code.

2.30. “Trustee” shall mean the trustee appointed by the Committee to hold the Awards (and, in relation with 102 Trustee Awards, approved by the ITA), if so appointed.

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2.31. Other Defined Terms. The following terms shall have the meanings ascribed to them in the Sections set forth below:

Term	Section
102 Awards	1.2(i)
102 Capital Gains Track Awards	9.1
102 Non-Trustee Awards	9.2
102 Ordinary Income Track Awards	9.1
102 Trustee Awards	9.1
3(i) Awards	1.2(ii)
Award Agreement	6
Cause	6.6.4.4
Corporation	1.1
Effective Date	24.1
Election	9.2
Eligible 102 Grantees	9.3.1
Incentive Stock Options	1.2(iii)
Information	16.4
ITA	1.2(i)
Market Stand-Off	17
Market Stand-Off Period	17
Merger/Sale	14.2
Nonqualified Stock Options	1.2(iv)
Plan	1.1
Pool	5.1
Recapitalization	14.1
Required Holding Period	9.5
Restricted Period	11.2
Restricted Share Agreement	11
Restricted Share Unit Agreement	12
Restricted Shares	1.1
RSUs	1.1
Rules	1.2(i)
Securities	17.1
Successor Corporation	14.2.1
Withholding Obligations	18.5

3. ADMINISTRATION.

3.1. To the extent permitted under Applicable Law, the Charter, the Bylaws and any other governing document of the Corporation, this Plan shall be administered by the Committee. In the event that the Board does not appoint or establish a committee to administer this Plan, this Plan shall be administered by the Board, and, accordingly, any and all references herein to the Committee shall be construed as references to the Board. In the event that an action necessary for the administration of this Plan is required under Applicable Law to be taken by the Board without the right of delegation, or if such action or power was explicitly reserved by the Board in appointing, establishing and empowering the Committee, then such action shall be so taken by the Board. In any such event, all references herein to the Committee shall be construed as references to the Board. Even if such a Committee was appointed or established, the Board may take any actions that are stated to be vested in the Committee, and shall not be restricted or limited from exercising all rights, powers and authorities under this Plan or Applicable Law.

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3.2. The Board shall appoint the members of the Committee, may from time to time remove members from, or add members to, the Committee, and shall fill vacancies in the Committee, however caused, provided that the composition of the Committee shall at all times be in compliance with any mandatory requirements of Applicable Law, the Charter, the Bylaws and any other governing document of the Corporation. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it shall determine. The Committee may appoint a Secretary, who shall keep records of its meetings, and shall make such rules and regulations for the conduct of its business as it shall deem advisable and subject to mandatory requirements of Applicable Law.

3.3. Subject to the terms and conditions of this Plan, any mandatory provisions of Applicable Law and any provisions of any Corporation policy required under mandatory provisions of Applicable Law, and in addition to the Committee’s powers contained elsewhere in this Plan, the Committee shall have full authority, in its discretion, from time to time and at any time, to determine any of the following, or to recommend to the Board any of the following if it is not authorized to take such action according to Applicable Law:

(i) eligible Grantees,

(ii) grants of Awards and setting the terms and provisions of Award Agreements (which need not be identical) and any other agreements or instruments under which Awards are made, including the number of Shares underlying each Award and the class of Shares underlying each Award (if more than one class was designated by the Board),

(iii) the time or times at which Awards shall be granted.

(iv) the terms, conditions and restrictions applicable to each Award (which need not be identical) and any Shares acquired upon the exercise or (if applicable) vesting thereof, including (1) designating Awards under Section 1.2; (2) the vesting schedule, the acceleration thereof and terms and conditions upon which Awards may be exercised or become vested, (3) the Exercise Price, (4) the method of payment for Shares purchased upon the exercise or (if applicable) vesting of the Awards, (5) the method for satisfaction of any tax withholding obligation arising in connection with the Awards or such Shares, including by the withholding or delivery of Shares, (6) the time of the expiration of the Awards, (7) the effect of the Grantee’s termination of employment with the Corporation or any of its Affiliates, and (8) all other terms, conditions and restrictions applicable to the Award or the Shares not inconsistent with the terms of this Plan,

(v) to accelerate, continue, extend or defer the exercisability of any Award or the vesting thereof, including with respect to the period following a Grantee’s termination of employment or other service.

(vi) the interpretation of this Plan and any Award Agreement and the meaning, interpretation and applicability of terms referred to in Applicable Law,

(vii) policies, guidelines, rules and regulations relating to and for carrying out this Plan, and any amendment, supplement or rescission thereof, as it may deem appropriate,

(viii) to adopt supplements to, or alternative versions of, this Plan, including, without limitation, as it deems necessary or desirable to comply with the laws of, or to accommodate the tax regime or custom of, foreign jurisdictions whose citizens or residents may be granted Awards,

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(ix) the Fair Market Value of the Shares or other securities, property or rights,

(x) the tax track (capital gains, ordinary income track or any other track available under the Section 102 of the Ordinance) for the purpose of 102 Awards,

(xi) the authorization and approval of conversion, substitution, cancellation or suspension under and in accordance with this Plan of any or all Awards or Shares,

(xii) unless otherwise provided under the terms of this Plan, the amendment, modification, waiver or supplement of the terms of any outstanding Award (including, without limitation, reducing the Exercise Price of an Award), provided, however, that if such amendments increases the Exercise Price of an Award or reduces the number of Shares underlying an Award, then such amendments shall require the consent of the applicable Grantee, unless such amendment is made pursuant to the exercise of rights or authorities in accordance with Section 14.

(xiii) without limiting the generality of the foregoing, and subject to the provisions of Applicable Law, to grant to a Grantee, who is the holder of an outstanding Award, in exchange for the cancellation of such Award, a new Award having an Exercise Price lower than that provided in the Award so canceled and containing such other terms and conditions as the Committee may prescribe in accordance with the provisions of this Plan or to set a new Exercise Price for the same Award lower than that previously provided in the Award.

(xiv) to correct any defect, supply any omission or reconcile any inconsistency in this Plan or any Award Agreement and all other determinations and take such other actions with respect to this Plan or any Award as it may deem advisable to the extent not inconsistent with the provisions of this Plan or Applicable Law, and

(xv) any other matter which is necessary or desirable for, or incidental to, the administration of this Plan and any Award thereunder.

3.4. The authority granted hereunder includes the authority to modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside Israel to recognize differences in local law, tax policy or custom, in order to effectuate the purposes of this Plan but without amending this Plan.

3.5. The Board and the Committee shall be free at all times to make such determinations and take such actions as they deem fit. The Board and the Committee need not take the same action or determination with respect to all Awards, with respect to certain types of Awards, with respect to all Service Providers or any certain type of Service Providers and actions and determinations may differ as among the Grantees, and as between the Grantees and any other holders of securities of the Corporation.

3.6. All decisions, determinations, and interpretations of the Committee, the Board and the Corporation under this Plan shall be final and binding on all Grantees (whether before or after the issuance of Shares pursuant to Awards), unless otherwise determined by the Committee, the Board or the Corporation, respectively. The Committee shall have the authority (but not the obligation) to determine the interpretation and applicability of Applicable Law to any Grantee or any Awards. No member of the Committee or the Board shall be liable to any Grantee for any action taken or determination made in good faith with respect to this Plan or any Award granted hereunder.

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3.7. Any officer or authorized signatory of the Corporation shall have the authority to act on behalf of the Corporation with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Corporation herein, provided such person has apparent authority with respect to such matter, right, obligation, determination or election. Such person or authorized signatory shall not be liable to any Grantee for any action taken or determination made in good faith with respect to this Plan or any Award granted hereunder.

4. ELIGIBILITY.

Awards may be granted to Service Providers of the Corporation or any Affiliate thereof, taking into account, at the Committee’s discretion and without an obligation to do so, the qualification under each tax regime pursuant to which such Awards are granted, subject to the limitation on the granting of Incentive Stock Options set forth in Section 8.1. A person who has been granted an Award hereunder may be granted additional Awards, if the Committee shall so determine, subject to the limitations herein. However, eligibility in accordance with this Section 4 shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

Awards may differ in number of Shares covered thereby, the terms and conditions applying to them or on the Grantees or in any other respect (including, that there should not be any expectation (and it is hereby disclaimed) that a certain treatment, interpretation or position granted to one shall be applied to the other, regardless of whether or not the facts or circumstances are the same or similar).

5. SHARES.

5.1. The maximum aggregate number of Shares that may be issued pursuant to Awards under this Plan (the “Pool”) shall be 1,000,000 authorized but unissued Shares (except and as adjusted pursuant to Section 14.1 of this Plan, (or such other number as the Board may determine from time to time (without the need to amend the Plan in case of such determination). However, except as adjusted pursuant to Section 14.1, in no event shall more than such number of Shares constituting the Pool, as adjusted in accordance with Section 5.2, be available for issuance pursuant to the exercise of Incentive Stock Options.

5.2. Any Shares under the Pool that are not subject to outstanding or exercised Awards at the termination of this Plan shall cease to be reserved for the purpose of this Plan.

6. TERMS AND CONDITIONS OF AWARDS.

Each Award granted pursuant to this Plan shall be evidenced by a written or electronic agreement between the Corporation and the Grantee or a written or electronic notice delivered by the Corporation (the “Award Agreement”), in substantially such form or forms and containing such terms and conditions, as the Committee shall from time to time approve. The Award Agreement shall comply with and be subject to the following general terms and conditions and the provisions of this Plan (except for any provisions applying to Awards under different tax regimes), unless otherwise specifically provided in such Award Agreement, or the terms referred to in other Sections of this Plan applying to Awards under such applicable tax regimes, or terms prescribed by Applicable Law. Award Agreements need not be in the same form and may differ in the terms and conditions included therein.

6.1. Number of Shares. Each Award Agreement shall state the number of Shares covered by the Award.

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6.2. Type of Award. Each Award Agreement may state the type of Award granted thereunder, provided that the tax treatment of any Award, whether or not stated in the Award Agreement, shall be as determined in accordance with Applicable Law.

6.3. Exercise Price. Each Award Agreement shall state the Exercise Price, if applicable. Subject to Sections 3,7.2 and 8.2 and to the foregoing, the Committee may reduce the Exercise Price of any outstanding Award, on terms and subject to such conditions as it deems advisable. The Exercise Price shall also be subject to adjustment as provided in Section14 hereof. The Exercise Price of any outstanding Award granted to a Grantee who is subject to U.S. federal income tax shall be determined in accordance with Section 409A of the Code.

6.4. Manner of Exercise. An Award may be exercised, as to any or all Shares as to which the Award has become exercisable, by written notice delivered in person or by mail (or such other methods of delivery prescribed by the Corporation) to the Chief Financial Officer of the Corporation or to such other person as determined by the Committee, or in any other manner as the Committee shall prescribe from time to time, specifying the number of Shares with respect to which the Award is being exercised (which may be equal to or lower than the aggregate number of Shares that have become exercisable at such time, subject to the last sentence of this Section), accompanied by payment of the aggregate Exercise Price for such Shares in the manner specified in the following sentence. The Exercise Price shall be paid in full with respect to each Share, at the time of exercise, either in (i) cash, (ii) if the Corporation’s shares are listed for trading on any securities exchange or over-the-counter market, and if the Committee so determines, all or part of the Exercise Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Corporation) of an irrevocable direction to a securities broker approved by the Corporation to sell Shares and to deliver all or part of the sales proceeds to the Corporation or the Trustee, (iii) if the Corporation’s shares are listed for trading on any securities exchange or over-the-counter market, and if the Committee so determines, all or part of the Exercise Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Corporation) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Corporation, as security for a loan, and to deliver all or part of the loan proceeds to the Corporation or the Trustee, or (iv) in such other manner as the Committee shall determine, which may include procedures for cashless exercise. The application of cashless exercise with respect to any 102 Awards shall be subject to obtaining a ruling from the ITA, to the extent required by applicable law.

6.5. Term and Vesting of Awards.

6.5.1. Each Award Agreement shall provide the vesting schedule for the Award as determined by the Committee. The Committee shall have the authority to determine the vesting schedule and accelerate the vesting of any outstanding Award at such time and under such circumstances as it, in its sole discretion, deems appropriate. Unless otherwise resolved by the Committee and stated in the Award Agreement, and subject to Sections 6.6 and 6.7 hereof, Awards shall vest and become exercisable under the following schedule: twenty-five percent (25%) of the Shares covered by the Award, on the first anniversary of the vesting commencement date determined by the Committee (and in the absence of such determination, of date on which such Award was granted), and six and one-quarter percent (6.25%) of the Shares covered by the Award at the end of each subsequent three-month period thereafter over the course of the following three (3) years; provided that the Grantee remains continuously as a Service Provider of the Corporation or its Affiliates throughout such vesting dates.

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6.5.2. The Award Agreement may contain performance goals and measurements (which, in case of 102 Trustee Awards, may, if then required, be subject to obtaining a specific tax ruling or determination from the ITA), and the provisions with respect to any Award need not be the same as the provisions with respect to any other Award. Such performance goals may include, but are not limited to, sales, earnings before interest and taxes, return on investment, earnings per share, any combination of the foregoing or rate of growth of any of the foregoing, as determined by the Committee. The Committee may adjust performance goals pursuant to Awards previously granted to take into account changes in law and accounting and tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the inclusion or the exclusion of the impact of extraordinary or unusual items, events or circumstances.

6.5.3. The Exercise Period of an Award will be seven years from the date of grant of the Award, unless otherwise determined by the Committee and stated in the Award Agreement, but subject to the vesting provisions described above and the early termination provisions set forth in Sections 6.6 and 6.7 hereof. At the expiration of the Exercise Period, any Award, or any part thereof, that has not been exercised within the term of the Award and the Shares covered thereby not paid for in accordance with this Plan and the Award Agreement shall terminate and become null and void, and all interests and rights of the Grantee in and to the same shall expire.

6.6. Termination.

6.6.1. Unless otherwise determined by the Committee, and subject to Section 6.7 hereof, an Award may not be exercised unless the Grantee is then a Service Provider of the Corporation or an Affiliate thereof or, in the case of an Incentive Stock Option, an employee of a company or a parent or subsidiary company of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies, and unless the Grantee has remained continuously so employed since the date of grant of the Award and throughout the vesting dates.

6.6.2. In the event that the employment or service of a Grantee shall terminate (other than by reason of death, Disability or Retirement), all Awards of such Grantee that are unvested at the time of such termination shall terminate on the date of such termination, and all Awards of such Grantee that are vested and exercisable at the time of such termination may be exercised within up to three (3) months after the date of such termination (or such different period as the Committee shall prescribe), but in any event no later than the date of expiration of the Award’s term as set forth in the Award Agreement or pursuant to this Plan; provided, however, that if the Corporation (or the Subsidiary or Affiliate, when applicable) shall terminate the Grantee’s employment or service for Cause (as defined below) (whether occurring prior to or after termination of employment or service), all Awards theretofore granted to such Grantee (whether vested or not) shall terminate, unless otherwise determined by the Committee, and any Shares issued upon exercise or (if applicable) vesting of Awards (including other Shares or securities issued or distributed with respect thereto), whether held by the Grantee or by the Trustee for the Grantee’s benefit, shall be deemed to be irrevocably offered for sale to the Corporation, any of its Affiliates or any person designated by the Corporation to purchase, at the Corporation’s election and subject to Applicable Law, either for no consideration, for the par value of such Shares (if shares bear a par value) or against payment of the Exercise Price previously received by the Corporation for such Shares upon their issuance, as the Committee deems fit, upon written notice to the Grantee at any time prior to, at or after the Grantee’s termination of employment or service. Such Shares or other securities shall be sold and transferred within 30 days from the date of the Corporation’s notice of its election to exercise its right. If the Grantee fails to transfer such Shares or other securities to the Corporation, the Corporation, at the decision of the Committee, shall be entitled to forfeit or repurchase such Shares and to authorize any person to execute on behalf of the Grantee any document necessary to effect such transfer, whether or not the share certificates are surrendered. The Corporation shall have the right and authority to affect the above either by: (i) repurchasing all of such Shares or other securities held by the Grantee or by the Trustee for the benefit of the Grantee, or designate the purchaser of all or any part of such Shares or other securities, for the Exercise Price paid for such Shares, the par value of such Shares (if shares bear a par value) or for no payment or consideration whatsoever, as the Committee deems fit; (ii) forfeiting all or any party of such Shares or other securities; (iii) redeeming all or any party of such Shares or other securities, for the Exercise Price paid for such Shares, the par value of such Shares (if shares bear a par value) or for no payment or consideration whatsoever, as the Committee deems fit; (iv) taking action in order to have all or any party of such Shares or other securities converted into deferred shares entitling their holder only to their par value (if shares bear a par value) upon liquidation of the Corporation; or (v) taking any other action which may be required in order to achieve similar results; all as shall be determined by the Committee, at its sole and absolute discretion, and the Grantee is deemed to irrevocably empower the Corporation or any person which may be designated by it to take any action by, in the name of or on behalf of the Grantee to comply with and give effect to such actions (including, voting such shares, filling in, signing and delivering share transfer deeds, etc.).

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6.6.3. Notwithstanding anything to the contrary, the Committee, in its absolute discretion, may, on such terms and conditions as it may determine appropriate, extend the periods for which Awards held by any Grantee may continue to vest and be exercisable; it being clarified that such Awards may lose their entitlement to certain tax benefits under Applicable Law (including, without limitation, qualification of an Award as an Incentive Stock Option) as a result of the modification of such Awards and/or in the event that the Award is exercised beyond the later of: (i) three (3) months after the date of termination of the employment or service relationship; or (ii) the applicable period under Section 6.7 below with respect to a termination of the employment or service relationship because of the death, Disability or Retirement of Grantee.

6.6.4. For purposes of this Plan:

6.6.4.1. A termination of employment or service of a Grantee shall not be deemed to occur (except to the extent required by the Code with respect to the Incentive Stock Option status of an Option) in case of (i) a transition or transfer of a Grantee among the Corporation and its Affiliates, (ii) a change in the capacity in which the Grantee is employed or renders service to the Corporation or any of its Affiliates or a change in the identity of the employing or engagement entity among the Corporation and its Affiliates, provided, in case of the foregoing clauses (i) and (ii) above, that the Grantee has remained continuously employed by and/or in the service of the Corporation and its Affiliates since the date of grant of the Award and throughout the vesting period; or (iii) if the Grantee takes any unpaid leave as set forth in Section 6.8.

6.6.4.2. An entity or an Affiliate thereof assuming an Award or issuing in substitution thereof in a transaction to which Section 424(a) of the Code applies or in a Merger/Sale in accordance with Section 14 shall be deemed as an Affiliate of the Corporation for purposes of this Section 6.6, unless the Committee determines otherwise.

6.6.4.3. In the case of a Grantee whose principal employer or service recipient is a Subsidiary or Affiliate, the Grantee’s employment shall also be deemed terminated for purposes of this Section 6.6 as of the date on which such principal employer or service recipient ceases to be a Subsidiary or Affiliate.

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6.6.4.4. The term “Cause” shall mean (irrespective of, and in addition to, any definition included in any other agreement or instrument applicable to the Grantee, and unless otherwise determined by the Committee) any of the following: (i) any theft, fraud, embezzlement, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, falsification of any documents or records of the Corporation or any of its Affiliates, felony or similar act by the Grantee (whether or not related to the Grantee’s relationship with the Corporation); (ii) an act of moral turpitude by the Grantee, or any act that causes significant injury to, or is otherwise adversely affecting, the reputation, business, assets, operations or business relationship of the Corporation (or a Subsidiary or Affiliate, when applicable); (iii) any breach by the Grantee of any material agreement with or of any material duty of the Grantee to the Corporation or any Subsidiary or Affiliate thereof (including breach of confidentiality, non-disclosure, non-use, non-competition or non-solicitation covenants towards the Corporation or any of its Affiliates) or failure to abide by code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iv) any act which constitutes a breach of a Grantee’s fiduciary duty towards the Corporation or an Affiliate or Subsidiary, including disclosure of confidential or proprietary information thereof or acceptance or solicitation to receive unauthorized or undisclosed benefits, irrespective of their nature, or funds, or promises to receive either, from individuals, consultants or corporate entities that the Corporation or a Subsidiary does business with; (v) the Grantee’s unauthorized use, misappropriation, destruction, or diversion of any tangible or intangible asset or corporate opportunity of the Corporation or any of its Affiliates (including, without limitation, the improper use or disclosure of confidential or proprietary information); or (vi) any circumstances that constitute grounds for termination for cause under the Grantee’s employment or service agreement with the Corporation or Affiliate, to the extent applicable. For the avoidance of doubt, the determination as to whether a termination is for Cause for purposes of this Plan, shall be made in good faith by the Committee and shall be final and binding on the Grantee.

6.7. Death, Disability or Retirement of Grantee.

6.7.1. If a Grantee shall die while employed by, or performing service for, the Corporation or its Affiliates, or within the three (3) month period (or such longer period of time as determined by the Board, in its discretion) after the date of termination of such Grantee’s employment or service (or within such different period as the Committee may have provided pursuant to Section 6.6 hereof, (or if the Grantee’s employment or service shall terminate by reason of Disability, all Awards theretofore granted to such Grantee may (to the extent otherwise vested and exercisable and unless earlier terminated in accordance with their terms) be exercised by the Grantee or by the Grantee’s estate or by a person who acquired the legal right to exercise such Awards by bequest or inheritance, or by a person who acquired the legal right to exercise such Awards in accordance with applicable law in the case of Disability of the Grantee, as the case may be, at any time within one (1) year (or such longer period of time as determined by the Committee, in its discretion) after the death or Disability of the Grantee (or such different period as the Committee shall prescribe), but in any event no later than the date of expiration of the Award’s term as set forth in the Award Agreement or pursuant to this Plan. In the event that an Award granted hereunder shall be exercised as set forth above by any person other than the Grantee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or proof satisfactory to the Committee of the right of such person to exercise such Award.

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6.7.2. In the event that the employment or service of a Grantee shall terminate on account of such Grantee’s Retirement, all Awards of such Grantee that are exercisable at the time of such Retirement may, unless earlier terminated in accordance with their terms, be exercised at any time within the three (3) month period after the date of such Retirement (or such different period as the Committee shall prescribe).

6.8. Suspension of Vesting. Unless the Committee provides otherwise, vesting of Awards granted hereunder shall be suspended during any unpaid leave of absence, other than in the case of any (i) leave of absence which was pre-approved by the Corporation explicitly for purposes of continuing the vesting of Awards, or (ii) transfers between locations of the Corporation or any of its Affiliates, or between the Corporation and any of its Affiliates, or any respective successor thereof. For clarity, for purposes of this Plan, military leave, statutory maternity or paternity leave or sick leave are not deemed unpaid leave of absence, unless otherwise determined by the Committee.

6.9. Securities Law Restrictions. Except as otherwise provided in the applicable Award Agreement or other agreement between the Service Provider and the Corporation, if the exercise of an Award following the termination of the Service Provider’s employment or service (other than for Cause) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act or equivalent requirements under equivalent laws of other applicable jurisdictions, then the Award shall remain exercisable and terminate on the earlier of (i) the expiration of a period of three (3) months (or such longer period of time as determined by the Board, in its discretion) after the termination of the Service Provider’s employment or service during which the exercise of the Award would not be in such violation, or (ii) the expiration of the term of the Award as set forth in the Award Agreement or pursuant to this Plan. In addition, unless otherwise provided in a Grantee’s Award Agreement, if the sale of any Shares received upon exercise or (if applicable) vesting of an Award following the termination of the Grantee’s employment or service (other than for Cause) would violate the Corporation’s insider trading policy, then the Award shall terminate on the earlier of (i) the expiration of a period equal to the applicable post-termination exercise period after the termination of the Grantee’s employment or service during which the exercise of the Award would not be in violation of the Corporation’s insider trading policy, or (ii) the expiration of the term of the Award as set forth in the applicable Award Agreement or pursuant to this Plan.

6.10. Other Provisions. The Award Agreement evidencing Awards under this Plan shall contain such other terms and conditions not inconsistent with this Plan as the Committee may determine, at or after the date of grant, including provisions in connection with the restrictions on transferring the Awards or Shares covered by such Awards, which shall be binding upon the Grantees and any purchaser, assignee or transferee of any Awards, and other terms and conditions as the Committee shall deem appropriate.

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7. NONQUALIFIED STOCK OPTIONS.

Awards granted pursuant to this Section 7 are intended to constitute Nonqualified Stock Options and shall be subject to the general terms and conditions specified in Section 6 hereof and other provisions of this Plan, except for any provisions of this Plan applying to Awards under different tax laws or regulations. In the event of any inconsistency or contradictions between the provisions of this Section 7 and the other terms of this Plan, this Section 7 shall prevail. However, if for any reason the Awards granted pursuant to this Section 7 (or portion thereof) does not qualify as an Incentive Stock Option, then, to the extent of such non-qualification, such Option (or portion thereof) shall be regarded as a Nonqualified Stock Option granted under this Plan. In no event will the Board, the Corporation or any Parent or Subsidiary or any of their respective employees or directors have any liability to Participant (or any other person) due to the failure of the Option to qualify for any reason as an Incentive Stock Option.

7.1. Certain Limitations on Eligibility for Nonqualified Stock Options. Nonqualified Stock Options may not be granted to a Service Provider who is deemed to be a resident of the United States for purposes of taxation or who is otherwise subject to United States federal income tax unless the Shares underlying such Options constitute “service recipient stock” under Section 409A of the Code or unless such Options comply with the payment requirements of Section 409A of the Code.

7.2. Exercise Price. The Exercise Price of a Nonqualified Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option unless the Committee specifically indicates that the Awards will have a lower Exercise Price and the Award complies with Section 409A of the Code. Notwithstanding the foregoing, a Nonqualified Stock Option may be granted with an exercise price lower than the minimum exercise price set forth above if such Award is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of that complies with Section 424(a) of the Code or 1.409A-1(b)(5)(v)(D) of the U.S. Treasury Regulations or any successor guidance.

8. INCENTIVE STOCK OPTIONS.

Awards granted pursuant to this Section 8 are intended to constitute Incentive Stock Options and shall be granted subject to the following special terms and conditions, the general terms and conditions specified in Section 6 hereof and other provisions of this Plan, except for any provisions of this Plan applying to Awards under different tax laws or regulations. In the event of any inconsistency or contradictions between the provisions of this Section 8 and the other terms of this Plan, this Section 8 shall prevail.

8.1. Eligibility for Incentive Stock Options. Incentive Stock Options may be granted only to Employees of the Corporation, or to Employees of a Parent or Subsidiary, determined as of the date of grant of such Options. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences employment, with an exercise price determined as of such date in accordance with Section 8.2.

8.2. Exercise Price. The Exercise Price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Shares covered by the Awards on the date of grant of such Option or such other price as may be determined pursuant to the Code. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than the minimum exercise price set forth above if such Award is granted pursuant to an assumption or substitution for another option in a manner that complies with the provisions of Section 424(a) of the Code.

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8.3. Date of Grant. Notwithstanding any other provision of this Plan to the contrary, no Incentive Stock Option may be granted under this Plan after 10 years from the date this Plan is adopted, or the date this Plan is approved by the shareholders, whichever is earlier.

8.4. Exercise Period. No Incentive Stock Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Award, subject to Section 8.6. No Incentive Stock Option granted to a prospective Employee may become exercisable prior to the date on which such person commences employment.

8.5. $100,000 Per Year Limitation. The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which all Incentive Stock Options granted under this Plan and all other “incentive stock option” plans of the Corporation, or of any Parent or Subsidiary, become exercisable for the first time by each Grantee during any calendar year shall not exceed one hundred thousand United States dollars ($100,000) with respect to such Grantee. To the extent that the aggregate Fair Market Value of Shares with respect to which such Incentive Stock Options and any other such incentive stock options are exercisable for the first time by any Grantee during any calendar year exceeds one hundred thousand United States dollars ($100,000), such options shall be treated as Nonqualified Stock Options. The foregoing shall be applied by taking options into account in the order in which they were granted. If the Code is amended to provide for a different limitation from that set forth in this Section 8.5, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Awards as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonqualified Stock Option in part by reason of the limitation set forth in this Section 8.5, the Grantee may designate which portion of such Option the Grantee is exercising. In the absence of such designation, the Grantee shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion may be issued upon the exercise of the Option.

8.6. Ten Percent Shareholder. In the case of an Incentive Stock Option granted to a Ten Percent Shareholder, notwithstanding the foregoing provisions of this Section 8.6, (i) the Exercise Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the date of grant of such Incentive Stock Option, and (ii) the Exercise Period shall not exceed five (5) years from the effective date of grant of such Incentive Stock Option.

8.7. Payment of Exercise Price. Each Award Agreement evidencing an Incentive Stock Option shall state each alternative method by which the Exercise Price thereof may be paid.

8.8. Leave of Absence. Notwithstanding Section 6.8, a Grantee’s employment shall not be deemed to have terminated if the Grantee takes any leave as set forth in Section 6.8(i); provided, however, that if any such leave exceeds three (3) months, on the day that is three (3) months following the commencement of such leave any Incentive Stock Option held by the Grantee shall cease to be treated as an Incentive Stock Option and instead shall be treated thereafter as a Nonqualified Stock Option, unless the Grantee’s right to return to employment is guaranteed by statute or contract.

8.9. Exercise Following Termination for Disability. Notwithstanding anything else in this Plan to the contrary, Incentive Stock Options that are not exercised within three (3) months following termination of the Grantee’s employment with the Corporation or its Parent or Subsidiary or a corporation or a Parent or Subsidiary of such corporation issuing or assuming an Option in a transaction to which Section 424(a) of the Code applies, or within one year in case of termination of the Grantee’s employment with the Corporation or its Parent or Subsidiary due to a Disability (within the meaning of Section 22(e)(3) of the Code), shall be deemed to be Nonqualified Stock Options.

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8.10. Adjustments to Incentive Stock Options. Any Awards Agreement providing for the grant of Incentive Stock Options shall indicate that adjustments made pursuant to this Plan with respect to Incentive Stock Options could constitute a “modification” of such Incentive Stock Options (as that term is defined in Section 424(h) of the Code) or could cause adverse tax consequences for the holder of such Incentive Stock Options and that the holder should consult with his or her tax advisor regarding the consequences of such “modification” on his or her income tax treatment with respect to the Incentive Stock Option.

8.11. Notice to Corporation of Disqualifying Disposition. Each Grantee who receives an Incentive Stock Option must agree to notify the Corporation in writing immediately after the Grantee makes a Disqualifying Disposition of any Shares received pursuant to the exercise of Incentive Stock Options. A “Disqualifying Disposition” is any disposition (including any sale) of such Shares before the later of (i) two years after the date the Grantee was granted the Incentive Stock Option, or (ii) one year after the date the Grantee acquired Shares by exercising the Incentive Stock Option. If the Grantee dies before such Shares are sold, these holding period requirements do not apply and no disposition of the Shares will be deemed a Disqualifying Disposition.

9. 102 AWARDS.

Awards granted pursuant to this Section 9 are intended to constitute 102 Awards and shall be granted subject to the following special terms and conditions, the general terms and conditions specified in Section 6 hereof and other provisions of this Plan, except for any provisions of this Plan applying to Awards under different tax laws or regulations. In the event of any inconsistency or contradictions between the provisions of this Section 9 and the other terms of this Plan, this Section 9 shall prevail.

9.1. Tracks. Awards granted pursuant to this Section 9 are intended to be granted pursuant to Section 102 of the Ordinance pursuant to either (i) Section 102(b)(2) or (3) thereof (as applicable), under the capital gain track (“102 Capital Gain Track Awards”), or (ii) Section 102(b)(1) thereof under the ordinary income track (“102 Ordinary Income Track Awards”, and together with 102 Capital Gain Track Awards, “102 Trustee Awards”). 102 Trustee Awards shall be granted subject to the special terms and conditions contained in this Section 9, the general terms and conditions specified in Section 6 hereof and other provisions of this Plan, except for any provisions of this Plan applying to Options under different tax laws or regulations.

9.2. Election of Track. Subject to Applicable Law, the Corporation may grant only one type of 102 Trustee Awards at any given time to all Grantees who are to be granted 102 Trustee Awards pursuant to this Plan, and shall file an election with the ITA regarding the type of 102 Trustee Awards it elects to grant before the date of grant of any 102 Trustee Awards (the “Election”). Such Election shall also apply to any other securities, including bonus shares, received by any Grantee as a result of holding the 102 Trustee Awards. The Corporation may change the type of 102 Trustee Awards that it elects to grant only after the expiration of at least 12 months from the end of the year in which the first grant was made in accordance with the previous Election, or as otherwise provided by Applicable Law. Any Election shall not prevent the Corporation from granting Awards, pursuant to Section 102(c) of the Ordinance without a Trustee (“102 Non-Trustee Awards”).

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9.3. Eligibility for Awards. Subject to Applicable Law, 102 Awards may only be granted to an “employee” within the meaning of Section 102(a) of the Ordinance (which as of the date of the adoption of this Plan means (i) individuals employed by an Israeli company being the Corporation or any of its Affiliates, and (ii) individuals who are serving and are engaged personally (and not through an entity) as “office holders” by such an Israeli company), but may not be granted to a Controlling Shareholder (“Eligible 102 Grantees”). Eligible 102 Grantees may receive only 102 Awards, which may either be granted to a Trustee or granted under Section 102 of the Ordinance without a Trustee.

9.4. 102 Award Grant Date.

9.4.1. Each 102 Award will be deemed granted on the date determined by the Committee, subject to Section 9.4.2, provided that (i) the Grantee has signed all documents required by the Corporation or pursuant to Applicable Law, and (ii) with respect to 102 Trustee Award, the Corporation has provided all applicable documents to the Trustee in accordance with the guidelines published by the ITA, and if an agreement is not signed and delivered by the Grantee within 90 days from the date determined by the Committee (subject to Section 9.4.2), then such 102 Trustee Award shall be deemed granted on such later date as such agreement is signed and delivered and on which the Corporation has provided all applicable documents to the Trustee in accordance with the guidelines published by the ITA. In the case of any contradiction, this provision and the date of grant determined pursuant hereto shall supersede and be deemed to amend any date of grant indicated in any corporate resolution or Award Agreement.

9.4.2. Unless otherwise permitted by the Ordinance, any grants of 102 Trustee Awards that are made on or after the date of the adoption of this Plan or an amendment to this Plan, as the case may be, that may become effective only at the expiration of thirty (30) days after the filing of this Plan or any amendment thereof (as the case may be) with the ITA in accordance with the Ordinance shall be conditional upon the expiration of such 30-day period, such condition shall be read and is incorporated by reference into any corporate resolutions approving such grants and into any Award Agreement evidencing such grants (whether or not explicitly referring to such condition), and the date of grant shall be at the expiration of such 30-day period, whether or not the date of grant indicated therein corresponds with this Section. In the case of any contradiction, this provision and the date of grant determined pursuant hereto shall supersede and be deemed to amend any date of grant indicated in any corporate resolution or Award Agreement.

9.5. 102 Trustee Awards.

9.5.1. Each 102 Trustee Award, each Share issued pursuant to the exercise of any 102 Trustee Award, and any rights granted thereunder, including bonus shares, shall be issued to and registered in the name of the Trustee and shall be held in trust for the benefit of the Grantee for the requisite period prescribed by the Ordinance (the “Required Holding Period”). In the event that the requirements under Section 102 of the Ordinance to qualify an Award as a 102 Trustee Award are not met, then the Award may be treated as a 102 Non-Trustee Award or 3(i) Award, all in accordance with the provisions of the Ordinance. After expiration of the Required Holding Period, the Trustee may release such 102 Trustee Awards and any such Shares, provided that (i) the Trustee has received an acknowledgment from the ITA that the Grantee has paid any applicable taxes due pursuant to the Ordinance, or (ii) the Trustee and/or the Corporation and/or the Employer withholds all applicable taxes and compulsory payments due pursuant to the Ordinance arising from the 102 Trustee Awards and/or any Shares issued upon exercise or (if applicable) vesting of such 102 Trustee Awards. The Trustee shall not release any 102 Trustee Awards or Shares issued upon exercise or (if applicable) vesting thereof prior to the payment in full of the Grantee’s tax and compulsory payments arising from such 102 Trustee Awards and/or Shares or the withholding referred to in (ii) above.

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9.5.2. Each 102 Trustee Award shall be subject to the relevant terms of the Ordinance, the Rules and any determinations, rulings or approvals issued by the ITA, which shall be deemed an integral part of the 102 Trustee Awards and shall prevail over any term contained in this Plan or Award Agreement that is not consistent therewith. Any provision of the Ordinance, the Rules and any determinations, rulings or approvals by the ITA not expressly specified in this Plan or Award Agreement that are necessary to receive or maintain any tax benefit pursuant to Section 102 of the Ordinance shall be binding on the Grantee. Any Grantee granted a 102 Trustee Awards shall comply with the Ordinance and the terms and conditions of the trust agreement entered into between the Corporation and the Trustee. The Grantee shall execute any and all documents that the Corporation and/or its Affiliates and/or the Trustee determine from time to time to be necessary in order to comply with the Ordinance and the Rules.

9.5.3. During the Required Holding Period, the Grantee shall not release from trust or sell, assign, transfer or give as collateral, the Shares issuable upon the exercise or (if applicable) vesting of a 102 Trustee Awards and/or any securities issued or distributed with respect thereto, until the expiration of the Required Holding Period. Notwithstanding the above, if any such sale, release or other action occurs during the Required Holding Period it may result in adverse tax consequences to the Grantee under Section 102 of the Ordinance and the Rules, which shall apply to and shall be borne solely by such Grantee. Subject to the foregoing, the Trustee may, pursuant to a written request from the Grantee, but subject to the terms of this Plan, release and transfer such Shares to a designated third party, provided that both of the following conditions have been fulfilled prior to such release or transfer: (i) payment has been made to the ITA of all taxes and compulsory payments required to be paid upon the release and transfer of the Shares, and confirmation of such payment has been received by the Trustee and the Corporation, and (ii) the Trustee has received written confirmation from the Corporation that all requirements for such release and transfer have been fulfilled according to the terms of the Corporation’s corporate documents, any agreement governing the Shares, this Plan, the Award Agreement and any Applicable Law.

9.5.4. If a 102 Trustee Award is exercised or (if applicable) vested, the Shares issued upon such exercise or (if applicable) vesting shall be issued in the name of the Trustee for the benefit of the Grantee.

9.5.5. Upon or after receipt of a 102 Trustee Award, if required, the Grantee may be required to sign an undertaking to release the Trustee from any liability with respect to any action or decision duly taken and executed in good faith by the Trustee in relation to this Plan, or any 102 Trustee Awards or Share granted to such Grantee thereunder.

9.6. 102 Non-Trustee Awards. The foregoing provisions of this Section 9 relating to 102 Trustee Awards shall not apply with respect to 102 Non-Trustee Awards, which shall, however, be subject to the relevant provisions of Section 102 of the Ordinance and the applicable Rules. The Committee may determine that 102 Non-Trustee Awards, the Shares issuable upon the exercise or (if applicable) vesting of a 102 Non-Trustee Awards and/or any securities issued or distributed with respect thereto, shall be allocated or issued to the Trustee, who shall hold such 102 Non-Trustee Awards and all accrued rights thereon (if any), in trust for the benefit of the Grantee and/or the Corporation, as the case may be, until the full payment of tax arising from the 102 Non-Trustee Awards, the Shares issuable upon the exercise or (if applicable) vesting of a 102 Non-Trustee Awards and/or any securities issued or distributed with respect thereto. The Corporation may choose, alternatively, to force the Grantee to provide it with a guarantee or other security, to the satisfaction of each of the Trustee and the Corporation, until the full payment of the applicable taxes.

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9.7. Written Grantee Undertaking. To the extent and with respect to any 102 Trustee Award, and as required by Section 102 of the Ordinance and the Rules, by virtue of the receipt of such Award, the Grantee is deemed to have provided, undertaken and confirm the following written undertaking (and such undertaking is deemed incorporated into any documents signed by the Grantee in connection with the employment or service of the Grantee and/or the grant of such Award), and which undertaking shall be deemed to apply and relate to all 102 Trustee Awards granted to the Grantee, whether under this Plan or other plans maintained by the Corporation, and whether prior to or after the date hereof.

9.7.1. The Grantee shall comply with all terms and conditions set forth in Section 102 of the Ordinance with regard to the “Capital Gain Track” or the “Ordinary Income Track”, as applicable, and the applicable rules and regulations promulgated thereunder, as amended from time to time;

9.7.2. The Grantee is familiar with, and understands the provisions of, Section 102 of the Ordinance in general, and the tax arrangement under the “Capital Gain Track” or the “Ordinary Income Track” in particular, and its tax consequences; the Grantee agrees that the 102 Trustee Awards and Shares that may be issued upon exercise or (if applicable) vesting of the 102 Trustee Awards (or otherwise in relation to the 102 Trustee Awards), will be held by the Trustee appointed pursuant to Section 102 of the Ordinance for at least the duration of the “Holding Period” (as such term is defined in Section 102) under the “Capital Gain Track” or the “Ordinary Income Track”, as applicable. The Grantee understands that any release of such 102 Trustee Awards or Shares from trust, or any sale of the Share prior to the termination of the Holding Period, as defined above, will result in taxation at marginal tax rate, in addition to deductions of appropriate social security, health tax contributions or other compulsory payments; and

9.7.3. The Grantee agrees to the trust agreement signed between the Corporation, the Employer and the Trustee appointed pursuant to Section 102 of the Ordinance.

10. 3(i) AWARDS.

Awards granted pursuant to this Section 10 are intended to constitute 3(i) Awards and shall be granted subject to the general terms and conditions specified in Section 6 hereof and other provisions of this Plan, except for any provisions of this Plan applying to Awards under different tax laws or regulations. In the event of any inconsistency or contradictions between the provisions of this Section 10 and the other terms of this Plan, this Section 10 shall prevail.

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10.1. To the extent required by the Ordinance or the ITA or otherwise deemed by the Committee to be advisable, the 3(i) Awards and/or any shares or other securities issued or distributed with respect thereto granted pursuant to this Plan shall be issued to a Trustee nominated by the Committee in accordance with the provisions of the Ordinance or the terms of a trust agreement, as applicable. In such event, the Trustee shall hold such Awards and/or other securities issued or distributed with respect thereto in trust, until exercised or (if applicable) vested by the Grantee and the full payment of tax arising therefrom, pursuant to the Corporation’s instructions from time to time as set forth in a trust agreement, which will have been entered into between the Corporation and the Trustee. If determined by the Board or the Committee, and subject to such trust agreement, the Trustee will also hold the shares issuable upon exercise or (if applicable) vesting of the 3(i) Awards, as long as they are held by the Grantee. If determined by the Board or the Committee, and subject to such trust agreement, the Trustee shall be responsible for withholding any taxes to which a Grantee may become liable upon issuance of Shares, whether due to the exercise or (if applicable) vesting of Awards.

10.2. Shares pursuant to a 3(i) Award shall not be issued, unless the Grantee delivers to the Corporation payment in cash or by bank check or such other form acceptable to the Committee of all withholding taxes due, if any, on account of the Grantee acquired Shares under the Award or gives other assurance satisfactory to the Committee of the payment of those withholding taxes.

11. RESTRICTED SHARES.

The Committee may award Restricted Shares to any eligible Grantee, including under Section 102 of the Ordinance. Each Award of Restricted Shares under this Plan shall be evidenced by a written agreement between the Corporation and the Grantee (the “Restricted Share Agreement”), in such form as the Committee shall from time to time approve. The Restricted Shares shall be subject to all applicable terms of this Plan, which in the case of Restricted Shares granted under Section 102 of the Ordinance shall include Section 9 hereof, and may be subject to any other terms that are not inconsistent with this Plan. The provisions of the various Restricted Shares Agreements entered into under this Plan need not be identical. The Restricted Share Agreement shall comply with and be subject to Section 6 and the following terms and conditions, unless otherwise specifically provided in such Agreement and not inconsistent with this Plan, or Applicable Law:

11.1. Purchase Price. Section 6.4 shall not apply. Each Restricted Share Agreement shall state an amount of Exercise Price to be paid by the Grantee, if any, in consideration for the issuance of the Restricted Shares and the terms of payment thereof, which may include payment in cash or, subject to the Committee’s approval, by issuance of promissory notes or other evidence of indebtedness on such terms and conditions as determined by the Committee.

11.2. Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution (in which case they shall be transferred subject to all restrictions then or thereafter applicable thereto), until such Restricted Shares shall have vested (the period from the date on which the Award is granted until the date of vesting of the Restricted Share thereunder being referred to herein as the “Restricted Period”). The Committee may also impose such additional or alternative restrictions and conditions on the Restricted Shares, as it deems appropriate, including the satisfaction of performance criteria (which, in case of 102 Trustee Awards, may be subject to obtaining a specific tax ruling or determination from the ITA). Such performance criteria may include, but are not limited to, sales, earnings before interest and taxes, return on investment, earnings per share, any combination of the foregoing or rate of growth of any of the foregoing, as determined by the Committee or pursuant to the provisions of any Corporation policy required under mandatory provisions of Applicable Law. Certificates for shares issued pursuant to Restricted Share Awards, if issued, shall bear an appropriate legend referring to such restrictions, and any attempt to dispose of any such shares in contravention of such restrictions shall be null and void and without effect. Such certificates may, if so determined by the Committee, be held in escrow by an escrow agent appointed by the Committee, or, if a Restricted Share Award is made pursuant to Section 102 of the Ordinance, by the Trustee. In determining the Restricted Period of an Award the Committee may provide that the foregoing restrictions shall lapse with respect to specified percentages of the awarded Restricted Shares on successive anniversaries of the date of such Award. To the extent required by the Ordinance or the ITA, the Restricted Shares issued pursuant to Section 102 of the Ordinance shall be issued to the Trustee in accordance with the provisions of the Ordinance and the Restricted Shares shall be held for the benefit of the Grantee for at least the Required Holding Period.

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11.3. Forfeiture; Repurchase. Subject to such exceptions as may be determined by the Committee, if the Grantee’s continuous employment with or service to the Corporation or any Affiliate thereof shall terminate for any reason prior to the expiration of the Restricted Period of an Award or prior to the timely payment in full of the Exercise Price of any Restricted Shares, any Shares remaining subject to vesting or with respect to which the purchase price has not been paid in full, shall thereupon be forfeited, transferred to, and redeemed, repurchased or cancelled by, as the case may be, in any manner as set forth in Section 6.6.2(i) through (v) subject to Applicable Law and the Grantee shall have no further rights with respect to such Restricted Shares.

11.4. Ownership. During the Restricted Period the Grantee shall possess all incidents of ownership of such Restricted Shares, subject to Section 6.10 and Section 11.2, including the right to vote and receive dividends with respect to such Shares. All securities, if any, received by a Grantee with respect to Restricted Shares as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Award.

12. RESTRICTED SHARE UNITS.

An RSU is an Award covering a number of Shares that is settled, if vested and (if applicable) exercised, by issuance of those Shares. An RSU may be awarded to any eligible Grantee, including under Section 102 of the Ordinance. The Award Agreement relating to the grant of RSUs under this Plan (the “Restricted Share Unit Agreement”), shall be in such form as the Committee shall from time to time approve. The RSUs shall be subject to all applicable terms of this Plan, which in the case of RSUs granted under Section 102 of the Ordinance shall include Section 9 hereof, and may be subject to any other terms that are not inconsistent with this Plan. The provisions of the various Restricted Share Unit Agreements entered into under this Plan need not be identical. RSUs may be granted in consideration of a reduction in the recipient’s other compensation.

12.1. Exercise Price. No payment of Exercise Price shall be required as consideration for RSUs, unless included in the Award Agreement or as required by Applicable Law, and Section 6.4 shall apply, if applicable.

12.2. Shareholders’ Rights. The Grantee shall not possess or own any ownership rights in the Shares underlying the RSUs and no rights as a shareholder shall exist prior to the actual issuance of Shares in the name of the Grantee.

12.3. Settlements of Awards. Settlement of vested RSUs shall be made in the form of Shares or cash (in case of 102 Trustee Awards, the settlement shall be made in the form of shares only). Distribution to a Grantee of an amount (or amounts) from settlement of vested RSUs can be deferred to a date after settlement as determined by the Committee. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until the grant of RSUs is settled, the number of Shares underlying such RSUs shall be subject to adjustment pursuant hereto.

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12.4. Section 409A Restrictions. Notwithstanding anything to the contrary set forth herein, any RSUs granted under this Plan that are not exempt from the requirements of Section 409A of the Code shall contain such restrictions or other provisions so that such RSUs will comply with the requirements of Section 409A of the Code, if applicable to the Corporation. Such restrictions, if any, shall be determined by the Committee and contained in the Restricted Share Unit Agreement evidencing such RSU. For example, such restrictions may include a requirement that any Shares that are to be issued in a year following the year in which the RSU vests must be issued in accordance with a fixed, pre-determined schedule.

13. OTHER SHARE OR SHARE-BASED AWARDS.

13.1. The Committee may grant other Awards under this Plan pursuant to which Shares (which may, but need not, be Restricted Shares pursuant to Section 11 hereof), cash (in settlement of Share-based Awards) or a combination thereof, are or may in the future be acquired or received, or Awards denominated in stock units, including units valued on the basis of measures other than market value.

13.2. The Committee may also grant stock appreciation rights without the grant of an accompanying option, which rights shall permit the Grantees to receive, at the time of any exercise of such rights, cash equal to the amount by which the Fair Market Value of the Shares in respect to which the right was granted is so exercised exceeds the exercise price thereof. The exercise price of any such stock appreciation right granted to a Grantee who is subject to U.S. federal income tax shall be determined in compliance with Section 7.2.

13.3. Such other Share-based Awards as set forth above may be granted alone, in addition to, or in tandem with any Award of any type granted under this Plan (without any obligation or assurance that that such Share-based Awards will be entitled to tax benefits under Applicable Law or to the same tax treatment as other Awards under this Plan).

14. EFFECT OF CERTAIN CHANGES.

14.1. General.

14.1.1. In the event of a division or subdivision of the outstanding share capital of the Corporation, any distribution of bonus shares (stock split), consolidation or combination of share capital of the Corporation (reverse stock split), reclassification with respect to the Shares or any similar recapitalization events (each, a “Recapitalization”), a merger (including, a reverse merger and a reverse triangular merger), consolidation, amalgamation or like transaction of the Corporation with or into another corporation, a reorganization (which may include a combination or exchange of shares, spin-off or other corporate divestiture or division, or other similar occurrences, the Committee shall have the authority to make, without the need for a consent of any holder of an Award, such adjustments as determined by the Committee to be appropriate, in its discretion, in order to adjust (i) the number and class of shares reserved and available for grants of Awards, (ii) the number and class of shares covered by outstanding Awards, (iii) the Exercise Price per share covered by any Award, (iv) the terms and conditions concerning vesting and exercisability and the term and duration of the outstanding Awards, (v) the type or class of security, asset or right underlying the Award (which need not be only that of the Corporation, and may be that of the surviving corporation or any affiliate thereof or such other entity party to any of the above transactions), and (vi) any other terms of the Award that in the opinion of the Committee should be adjusted. Any fractional shares resulting from such adjustment shall be treated as determined by the Committee, and in the absence of such determination shall be rounded to the nearest whole share, and the Corporation shall have no obligation to make any cash or other payment with respect to such fractional shares. No adjustment shall be made by reason of the distribution of subscription rights or rights offering to outstanding shares or other issuance of Shares by the Corporation, unless the Committee determines otherwise. The adjustments determined pursuant to this Section 14.1 (including a determination that no adjustment is to be made) shall be final, binding and conclusive.

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14.1.2. Notwithstanding anything to the contrary included herein, in the event of a distribution of cash dividend by the Corporation to all holders of Shares, the Committee shall have the authority to determine, without the need for a consent of any holder of an Award, that the Exercise Price of any Award, which is outstanding and unexercised on the record date of such distribution, shall be reduced by an amount equal to the per Share gross dividend amount distributed by the Corporation, and the Committee may determine that the Exercise Price following such reduction shall be not less than the par value of a Share. The application of this Section with respect to any 102 Awards shall be subject to obtaining a ruling from the ITA, to the extent required by applicable law and subject to the terms and conditions of any such ruling.

14.2. Merger/Sale of Corporation. In the event of (i) a sale of all or substantially all of the assets of the Corporation, or a sale (including an exchange) of all or substantially all of the shares of the Corporation, to any person, or a purchase by a shareholder of the Corporation or by an Affiliate of such shareholder, of all the shares of the Corporation held by all or substantially all other shareholders or by other shareholders who are not Affiliated with such acquiring party; (ii) a merger (including, a reverse merger and a reverse triangular merger), consolidation, amalgamation or like transaction of the Corporation with or into another corporation; (iii) a scheme of arrangement for the purpose of effecting such sale, merger, consolidation, amalgamation or other transaction; (iv) approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation, (v) Change in Board Event, or (vi) such other transaction or set of circumstances that is determined by the Board, in its discretion, to be a transaction subject to the provisions of this Section 14.2 excluding any of the foregoing transactions in clauses (i) through (iv) if the Board determines that such transaction should be excluded from the definition hereof and the applicability of this Section 14.2 (such transaction, a “Merger/Sale”), then, without derogating from the general authority and power of the Board or the Committee under this Plan, without the Grantee’s consent and action and without any prior notice requirement, the Committee may make any determination as to the treatment of Awards, in its sole and absolute discretion, as provided herein:

14.2.1. Unless otherwise determined by the Committee, any Award then outstanding shall be assumed or be substituted by the Corporation, or by the successor corporation in such Merger/Sale or by any parent or Affiliate thereof, as determined by the Committee in its discretion (the “Successor Corporation”), under terms as determined by the Committee or the terms of this Plan applied by the Successor Corporation to such assumed or substituted Awards.

For the purposes of this Section 14.2.1, the Award shall be considered assumed or substituted if, following a Merger/Sale, the Award confers on the holder thereof the right to purchase or receive, for each Share underlying an Award immediately prior to the Merger/Sale, either (i) the consideration (whether shares or other securities, cash or other property, or rights, or any combination thereof) distributed to or received by holders of Shares in the Merger/Sale for each Share held on the effective date of the Merger/Sale (and if holders were offered a choice or several types of consideration, the type of consideration as determined by the Committee, which need not be the same type for all Grantees), or (ii) regardless of the consideration received by the holders of Shares in the Merger/Sale, solely shares or any type of Awards (or their equivalent) of the Successor Corporation at a value to be determined by the Committee in its discretion, or a certain type of consideration (whether shares or other securities, cash or other property, or rights, or any combination thereof) as determined by the Committee. Any of the consideration referred to in the foregoing clauses (i) and (ii) shall be subject to the same vesting and expiration terms of the Awards applying immediately prior to the Merger/Sale, unless determined by the Committee, in its discretion, that the consideration shall be subject to different vesting and expiration terms, or other terms, and the Committee may determine that it be subject to other or additional terms. The foregoing shall not limit the Committee’s authority to determine that in lieu of such assumption or substitution of Awards for Awards of the Successor Corporation, such Award will be substituted for shares or other securities, cash or other property, or rights, or any combination thereof, including as set forth in Section 14.2.2 hereunder.

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14.2.2. Regardless of whether or not Awards are assumed or substituted, the Committee may (but shall not be obligated to):

14.2.2.1. provide for the Grantee to have the right to exercise the Award in respect of Shares covered by the Award which would otherwise be exercisable or vested, under such terms and conditions as the Committee shall determine, and the cancellation of all unexercised Awards (whether vested or unvested) upon or immediately prior to the closing of the Merger/Sale, unless the Committee provides for the Grantee to have the right to exercise the Award, or otherwise for the acceleration of vesting of such Award, as to all or part of the Shares covered by the Award which would not otherwise be exercisable or vested, under such terms and conditions as the Committee shall determine;

14.2.2.2. provide for the cancellation of each outstanding Award at or immediately prior to the closing of such Merger/Sale, and if and to the extent payment shall be made to the Grantee of an amount in shares or other securities of the Corporation, the acquiror or of a corporation or other business entity which is a party to the Merger/Sale, cash or other property, or rights, or any combination thereof, as determined by the Committee to be fair in the circumstances, and subject to such terms and conditions as determined by the Committee. The Committee shall have full authority to select the method for determining the payment (being the intrinsic (“spread”) value of the option, Black-Scholes model or any other method). Inter alia, and without limitation of the following determination being made in other circumstances, the Committee’s determination may provide that payment shall be set to zero if the value of the Shares is determined to be less than the Exercise Price, or in respect of Shares covered by the Award which would not otherwise be exercisable or vested, or that payment may be made only in excess of the Exercise Price; and/or

14.2.2.3. provide that the terms of any Award shall be otherwise amended, modified or terminated, as determined by the Committee to be fair in the circumstances.

14.2.3. The Committee may determine: (i) that any payments made in respect of Awards shall be made or delayed to the same extent that payment of consideration to the holders of the Shares in connection with the Merger/Sale is made or delayed as a result of escrows, indemnification, earn outs, holdbacks or any other contingencies or conditions; (ii) the terms and conditions applying to the payment made or payable to the Grantees, including participation in escrow, indemnification, releases, earn-outs, holdbacks or any other contingencies; and (iii) that any terms and conditions applying under the applicable definitive transaction agreements shall apply to the Grantees (including, appointment and engagement of a shareholders or sellers representative, payment of fees or other costs and expenses associated with such services, indemnifying such representative, and authorization to such representative within the scope of such representative’s authority in the applicable definitive transaction agreements).

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14.2.4. The Committee may determine to suspend the Grantee’s rights to exercise any vested portion of an Award for a period of time prior to the signing or consummation of a Merger/Sale transaction.

14.2.5. Without limiting the generality of this Section 14, if the consideration in exchange for Awards in a Merger/Sale includes any securities and due receipt thereof by any Grantee (or by the Trustee for the benefit of such Grantee) may require under applicable law (i) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities; or (ii) the provision to any Grantee of any information under the Securities Act or any other securities laws, then the Committee may determine that the Grantee shall be paid in lieu thereof, against surrender of the Shares or cancellation of any other Awards, an amount in cash or other property, or rights, or any combination thereof, as determined by the Committee to be fair in the circumstances, and subject to such terms and conditions as determined by the Committee. Nothing herein shall entitle any Grantee to receive any form of consideration that such Grantee would be ineligible to receive as a result of such Grantee’s failure to satisfy (in the Committee’s sole determination) any condition, requirement or limitation that is generally applicable to the Corporation’s shareholders, or that is otherwise applicable under the terms of the Merger/Sale, and in such case, the Committee shall determine the type of consideration and the terms applying to such Grantees.

14.2.6. Neither the authorities and powers of the Committee under this Section 14.2, nor the exercise or implementation thereof, shall (i) be restricted or limited in any way by any adverse consequences (tax or otherwise) that may result to any holder of an Award, and (ii) as, inter alia, being a feature of the Award upon its grant, be deemed to constitute a change or an amendment of the rights of such holder under this Plan, nor shall any such adverse consequences (as well as any adverse tax consequences that may result from any tax ruling or other approval or determination of any relevant tax authority) be deemed to constitute a change or an amendment of the rights of such holder under this Plan, and may be effected without consent of any Grantee and without any liability to the Corporation or its Affiliates, or to their respective officers, directors, employees and representatives, and the respective successors and assigns of any of the foregoing. The Committee need not take the same action with respect to all Awards or with respect to all Service Providers. The Committee may take different actions with respect to the vested and unvested portions of an Award. The Committee may determine an amount or type of consideration to be received or distributed in a Merger/Sale which may differ as among the Grantees, and as between the Grantees and any other holders of shares of the Corporation.

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14.2.7. The Committee may determine that upon a Merger/Sale any Shares held by Grantees (or for Grantee’s benefit) are sold in accordance with instructions issued by the Committee in connection with such Merger/Sale, which shall be final, conclusive and binding on all Grantees.

14.2.8. All of the Committee’s determinations pursuant to this Section 14 shall be at its sole and absolute discretion, and shall be final, conclusive and binding on all Grantees (including, for clarity, as it relates to Shares issued upon exercise or vesting of any Awards or that are Awards, unless otherwise determined by the Committee) and without any liability to the Corporation or its Affiliates, or to their respective officers, directors, employees, shareholders and representatives, and the respective successors and assigns of any of the foregoing, in connection with the method of treatment, chosen course of action or determinations made hereunder.

14.2.9. If determined by the Committee, the Grantees shall be subject to the definitive agreement(s) in connection with the Merger/Sale as applying to holders of Shares including, such terms, conditions, representations, undertakings, liabilities, limitations, releases, indemnities, appointing and indemnifying shareholders/sellers representative, participating in transaction expenses, shareholders/sellers representative expense fund and escrow arrangement, in each case as determined by the Committee. Each Grantee shall execute (and authorizes any person designated by the Corporation to so execute, as well as (if applicable) the Trustee holding any Shares for the Grantee’s behalf) such separate agreement(s) or instruments as may be requested by the Corporation, the Successor Corporation or the acquiror in connection with such in such Merger/Sale or otherwise under or for the purpose of implementing this Section 14.2, and in the form required by them. The execution of such separate agreement(s) may be a condition to the receipt of assumed or substituted Awards, payment in lieu of the Award, the exercise of any Award or otherwise to be entitled to benefit from shares or other securities, cash or other property, or rights, or any combination thereof, pursuant to this Section 14.2 (and the Corporation) (and, if applicable, the Trustee) may exercise its authorization above and sign such agreement on behalf of the Grantee or subject the Grantee to the provisions of such agreements).

14.3. Reservation of Rights. Except as expressly provided in this Section 14 (if any), the Grantee of an Award hereunder shall have no rights by reason of any Recapitalization of shares of any class, any increase or decrease in the number of shares of any class, or any dissolution, liquidation, reorganization (which may include a combination or exchange of shares, spin-off or other corporate divestiture or division, or other similar occurrences), or Merger/Sale. Any issue by the Corporation of shares of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, type or price of shares subject to an Award. The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets or engage in any similar transactions.

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15. NON-TRANSFERABILITY OF AWARDS; SURVIVING BENEFICIARY.

15.1. All Awards granted under this Plan by their terms shall not be transferable, other than by will or by the laws of descent and distribution, unless otherwise determined by the Committee or under this Plan, provided that with respect to Shares issued upon exercise, Shares issued upon the vesting of Awards or Awards that are Shares, the restrictions on transfer shall be the restrictions referred to in Section 16 (Conditions upon Issuance of Shares) hereof. Subject to the above provisions, the terms of such Award, this Plan and any applicable Award Agreement shall be binding upon the beneficiaries, executors, administrators, heirs and successors of such Grantee. Awards may be exercised or otherwise realized, during the lifetime of the Grantee, only by the Grantee or by his guardian or legal representative, to the extent provided for herein. Any transfer of an Award not permitted hereunder (including transfers pursuant to any decree of divorce, dissolution or separate maintenance, any property settlement, any separation agreement or any other agreement with a spouse) and any grant of any interest in any Award to, or creation in any way of any direct or indirect interest in any Award by, any party other than the Grantee shall be null and void and shall not confer upon any party or person, other than the Grantee, any rights. A Grantee may file with the Committee a written designation of a beneficiary, who shall be permitted to exercise such Grantee’s Award or to whom any benefit under this Plan is to be paid, in each case, in the event of the Grantee’s death before he or she fully exercises his or her Award or receives any or all of such benefit, on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Grantee, the executor or administrator of the Grantee’s estate shall be deemed to be the Grantee’s beneficiary. Notwithstanding the foregoing, upon the request of the Grantee and subject to Applicable Law the Committee, at its sole discretion, may permit the Grantee to transfer the Award to a trust whose beneficiaries are the Grantee and/or the Grantee’s immediate family members (all or several of them).

15.2. Notwithstanding any other provisions of the Plan to the contrary, no Incentive Stock Option may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or in accordance with a beneficiary designation pursuant to Section 15.1. Further, all Incentive Stock Options granted to a Grantee shall be exercisable during his or her lifetime only by such Grantee.

15.3. As long as the Shares are held by the Trustee in favor of the Grantee, all rights possessed by the Grantee over the Shares are personal, and may not be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.

15.4. If and to the extent a Grantee is entitled to transfer an Award and/or Shares underlying an Award in accordance with the terms of the Plan and any other applicable agreements, such transfer shall be subject (in addition, to any other conditions or terms applying thereto) to receipt by the Corporation from such proposed transferee of a written instrument, on a form reasonably acceptable to the Corporation, pursuant to which such proposed transferee agrees to be bound by all provisions of the Plan and any other applicable agreements, including without limitation, any restrictions on transfer of the Award and/or Shares set forth herein (however, failure to so deliver such instrument to the Corporation as set forth above shall not derogate from all such provisions applying on any transferee).

15.5. The provisions of this Section 15 shall apply to the Grantee and to any purchaser, assignee or transferee of any Shares.

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16. CONDITIONS UPON ISSUANCE OF SHARES; GOVERNING PROVISIONS.

16.1. Legal Compliance. The grant of Awards and the issuance of Shares upon exercise or settlement of Awards shall be subject to compliance with all Applicable Law as determined by the Corporation, including, applicable requirements of federal, state and foreign law with respect to such securities. The Corporation shall have no obligations to issue Shares pursuant to the exercise or settlement of an Award and Awards may not be exercised or settled, if the issuance of Shares upon exercise or settlement would constitute a violation of any Applicable Law as determined by the Corporation, including, applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Shares may then be listed. In addition, no Award may be exercised unless (i) a registration statement under the Securities Act or equivalent law in another jurisdiction shall at the time of exercise or settlement of the Award be in effect with respect to the shares issuable upon exercise of the Award, or (ii) in the opinion of legal counsel to the Corporation, the shares issuable upon exercise of the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act or equivalent law in another jurisdiction. The inability of the Corporation to obtain authority from any regulatory body having jurisdiction, if any, deemed by the Corporation to be necessary to the lawful issuance and sale of any Shares hereunder, and the inability to issue Shares hereunder due to non-compliance with any Corporation policies with respect to the sale of Shares, shall relieve the Corporation of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority or compliance shall not have been obtained or achieved. As a condition to the exercise of an Award, the Corporation may require the person exercising such Award to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any Applicable Law or regulation and to make any representation or warranty with respect thereto as may be requested by the Corporation, including to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, all in form and content specified by the Corporation.

16.2. Provisions Governing Shares. Shares issued pursuant to an Award shall be subject to this Plan (unless otherwise determined by the Committee), and shall be subject to the Charter and Bylaws of the Corporation, any limitation, restriction or obligation included in any shareholders agreement applicable to all or substantially all of the holders of shares (regardless of whether or not the Grantee is a formal party to such shareholders agreement), any other governing documents of the Corporation, all policies, manuals and internal regulations adopted by the Corporation from time to time, in each case, as may be amended from time to time, including any provisions included therein concerning restrictions or limitations on disposition of Shares (such as, but not limited to, right of first refusal and lock up/market stand-off) or grant of any rights with respect thereto, forced sale and bring along/drag along provisions, any provisions concerning restrictions on the use of inside information and other provisions deemed by the Corporation to be appropriate in order to ensure compliance with Applicable Law. Each Grantee shall execute (and authorizes any person designated by the Corporation to so execute, as well as (if applicable) the Trustee holding any Shears for the Grantee’s behalf) such separate agreement(s) as may be requested by the Corporation relating to matters set forth in or otherwise for the purpose of implementing this Section 16.2. The execution of such separate agreement(s) may be a condition by the Corporation to the exercise of any Award and the Corporation (and, if applicable, the Trustee) may exercise its authorization above and sign such agreement on behalf of the Grantee or subject the Grantee to the provisions of such agreements.

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16.3. Share Purchase Transactions; Forced Sale. In the event that the Board approves a Merger/Sale effected by way of a forced or compulsory sale or in the event of a transaction for the sale of all shares of the Corporation, then, without derogating from such provisions and in addition thereto, the Grantee shall be obligated, and shall be deemed to have agreed to the offer to effect the Merger/Sale (and the Shares held by or for the benefit of the Grantee shall be included in the shares of the Corporation approving the terms of such Merger/Sale for the purpose of satisfying the required majority), and shall sell all of the Shares held by or for the benefit of the Grantee on the terms and conditions applying to the holders of Shares, in accordance with the instructions then issued by the Board, whose determination shall be final. No Grantee shall contest, bring any claims or demands, or exercise any appraisal rights related to any of the foregoing. Each Grantee shall execute (and authorizes any person designated by the Corporation to so execute, as well as (if applicable) the Trustee holding any Shares for the Grantee’s behalf) such documents and agreements, as may be requested by the Corporation relating to matters set forth in or otherwise for the purpose of implementing this Section 16.3. The execution of such separate agreement(s) may be a condition by the Corporation to the exercise of any Award and the Corporation (and, if applicable, the Trustee) may exercise its authorization above and sign such agreement on behalf of the Grantee or subject the Grantee to the provisions of such agreements.

16.4. Data Privacy; Data Transfer. Information related to Grantees and Awards hereunder, as shall be received from Grantee or others, and/or held by, the Corporation or its Affiliates from time to time, and which information may include sensitive and personal information related to Grantees (“Information”), will be used by the Corporation or its Affiliates (or third parties appointed by any of them, including the Trustee) to comply with any applicable legal requirement, or for administration of the Plan as they deems necessary or advisable, or for the respective business purposes of the Corporation or its Affiliates (including in connection with transactions related to any of them). The Corporation and its Affiliates shall be entitled to transfer the Information among the Corporation or its Affiliates, and to third parties for the purposes set forth above, which may include persons located abroad (including, any person administering the Plan or providing services in respect of the Plan or in order to comply with legal requirements, or the Trustee, their respective officers, directors, employees and representatives, and the respective successors and assigns of any of the foregoing), and any person so receiving Information shall be entitled to transfer it for the purposes set forth above. The Corporation shall use commercially reasonable efforts to ensure that the transfer of such Information shall be limited to the reasonable and necessary scope. By receiving an Award hereunder, Grantee acknowledges and agrees that the Information is provided at Grantee’s free will and Grantee consents to the storage and transfer of the Information as set forth above.

17. MARKET STAND-OFF

17.1. In connection with any underwritten public offering of equity securities of the Corporation pursuant to an effective registration statement filed under the Securities Act or equivalent law in another jurisdiction, the Grantee shall not directly or indirectly, without the prior written consent of the Corporation or its underwriters, (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Shares or other Awards, any securities of the Corporation (whether or not such Shares were acquired under this Plan), or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Shares or securities of the Corporation and any other shares or securities issued or distributed in respect thereto or in substitution thereof (collectively, “Securities”), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such transaction described in the foregoing clauses (i) or (ii) is to be settled by delivery of Securities, in cash or otherwise. The foregoing provisions of this Section 17.1 shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement. Such restrictions (the “Market Stand-Off”) shall be in effect for such period of time (the “Market Stand-Off Period”): (A) following the first public filing of the registration statement relating to the underwritten public offering until the expiration of up to 180 days following the effective date of such registration statement relating to the Corporation’s public offering; or (B) such other period as shall be requested by the Corporation or the underwriters. Notwithstanding anything herein to the contrary, if the underwriter(s) and the Corporation agree on a termination date of the Market Stand-Off Period in the event of failure to consummate a certain public offering, then such termination shall apply also to the Market Stand-Off Period hereunder with respect to that particular public offering.

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17.2. In the event of a subdivision of the outstanding share capital of the Corporation, the distribution of any securities (whether or not of the Corporation), whether as bonus shares or otherwise, and whether as dividend or otherwise, a recapitalization, a reorganization (which may include a combination or exchange of shares or a similar transaction affecting the Corporation’s outstanding securities without receipt of consideration), a consolidation, a spin-off or other corporate divestiture or division, a reclassification or other similar occurrence, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off.

17.3. In order to enforce the Market Stand-Off, the Corporation may impose stop-transfer instructions with respect to the Shares acquired under this Plan until the end of the applicable Market Stand-Off period.

17.4. The underwriters in connection with a registration statement so filed are intended third party beneficiaries of this Section 17 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Grantee shall execute such separate agreement(s) as may be requested by the Corporation or the underwriters in connection with such registration statement and in the form required by them, relating to Market Stand-Off (which need not be identical to the provisions of this Section 17, and may include such additional provisions and restrictions as the underwriters deem advisable) or that are necessary to give further effect thereto. The execution of such separate agreement(s) may be a condition by the Corporation to the exercise of any Award.

17.5. Without derogating from the above provisions of this Section 17 or elsewhere in this Plan, the provisions of this Section 17 shall apply to the Grantee and the Grantee’s heirs, legal representatives, successors, assigns, and to any purchaser, assignee or transferee of any Awards or Shares.

18. AGREEMENT REGARDING TAXES; DISCLAIMER.

18.1. If the Corporation shall so require, as a condition of exercise or (if applicable) vesting of an Award, the release of Shares by the Trustee or the expiration of the Restricted Period, a Grantee shall agree that, no later than the date of such occurrence, the Grantee will pay to the Corporation (or the Trustee, as applicable) or make arrangements satisfactory to the Corporation and the Trustee (if applicable) regarding payment of any applicable taxes and compulsory payments of any kind required by Applicable Law to be withheld or paid.

18.2. TAX LIABILITY. ALL TAX CONSEQUENCES UNDER ANY APPLICABLE LAW WHICH MAY ARISE FROM THE GRANT OF ANY AWARDS OR THE EXERCISE OR (IF APPLICABLE) VESTING THEREOF, THE SALE OR DISPOSITION OF ANY SHARES GRANTED HEREUNDER OR ISSUED UPON EXERCISE OR (IF APPLICABLE) THE VESTING OF ANY AWARD, THE ASSUMPTION, SUBSTITUTION, CANCELLATION OR PAYMENT IN LIEU OF AWARDS OR FROM ANY OTHER ACTION IN CONNECTION WITH THE FOREGOING (INCLUDING WITHOUT LIMITATION ANY TAXES AND COMPULSORY PAYMENTS, SUCH AS SOCIAL SECURITY OR HEALTH TAX PAYABLE BY THE GRANTEE OR THE COMPANY IN CONNECTION THEREWITH) SHALL BE BORNE AND PAID SOLELY BY THE GRANTEE, AND THE GRANTEE SHALL INDEMNIFY THE COMPANY, ITS SUBSIDIARIES AND AFFILIATES AND THE TRUSTEE, AND SHALL HOLD THEM HARMLESS AGAINST AND FROM ANY LIABILITY FOR ANY SUCH TAX OR PAYMENT OR ANY PENALTY, INTEREST OR INDEXATION THEREON. EACH GRANTEE AGREES TO, AND UNDERTAKES TO COMPLY WITH, ANY RULING, SETTLEMENT, CLOSING AGREEMENT OR OTHER SIMILAR AGREEMENT OR ARRANGEMENT WITH ANY TAX AUTHORITY IN CONNECTION WITH THE FOREGOING WHICH IS APPROVED BY THE COMPANY.

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18.3. NO TAX ADVICE. THE GRANTEE IS ADVISED TO CONSULT WITH A TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF RECEIVING, EXERCISING OR DISPOSING OF AWARDS HEREUNDER. THE COMPANY DOES NOT ASSUME ANY RESPONSIBILITY TO ADVISE THE GRANTEE ON SUCH MATTERS, WHICH SHALL REMAIN SOLELY THE RESPONSIBILITY OF THE GRANTEE.

18.4. TAX TREATMENT. THE COMPANY AND ITS AFFILIATES (INCLUDING THE EMPLOYER) DO NOT UNDERTAKE OR ASSUME ANY LIABILITY OR RESPONSIBILITY TO THE EFFECT THAT ANY AWARD SHALL QUALIFY WITH ANY PARTICULAR TAX REGIME OR RULES APPLYING TO PARTICULAR TAX TREATMENT, OR BENEFIT FROM ANY PARTICULAR TAX TREATMENT OR TAX ADVANTAGE OF ANY TYPE AND THE COMPANY AND ITS AFFILIATES (INCLUDING THE EMPLOYER) SHALL BEAR NO LIABILITY IN CONNECTION WITH THE MANNER IN WHICH ANY AWARD IS TREATED FOR TAX PURPOSES, REGARDLESS OF WHETHER THE AWARD WAS GRANTED OR WAS INTENDED TO QUALIFY UNDER ANY PARTICULAR TAX REGIME OR TREATMENT. THIS PROVISION SHALL SUPERSEDE ANY TYPE OF AWARDS OR TAX QUALIFICATION INDICATED IN ANY CORPORATE RESOLUTION OR AWARD AGREEMENT, WHICH SHALL AT ALL TIMES BE SUBJECT TO THE REQUIREMENTS OF APPLICABLE LAW. THE COMPANY AND ITS AFFILIATES (INCLUDING THE EMPLOYER) DO NOT UNDERTAKE AND SHALL NOT BE REQUIRED TO TAKE ANY ACTION IN ORDER TO QUALIFY ANY AWARD WITH THE REQUIREMENT OF ANY PARTICULAR TAX TREATMENT AND NO INDICATION IN ANY DOCUMENT TO THE EFFECT THAT ANY AWARD IS INTENDED TO QUALIFY FOR ANY TAX TREATMENT SHALL IMPLY SUCH AN UNDERTAKING. THE COMPANY AND ITS AFFILIATES (INCLUDING THE EMPLOYER) DO NOT UNDERTAKE TO REPORT FOR TAX PURPOSES ANY AWARD IN ANY PARTICULAR MANNER, INCLUDING IN ANY MANNER CONSISTENT WITH ANY PARTICULAR TAX TREATMENT. NO ASSURANCE IS MADE BY THE COMPANY OR ANY OF ITS AFFILIATES (INCLUDING THE EMPLOYER) THAT ANY PARTICULAR TAX TREATMENT ON THE DATE OF GRANT WILL CONTINUE TO EXIST OR THAT THE AWARD WOULD QUALIFY AT THE TIME OF EXERCISE, VESTING OR DISPOSITION THEREOF WITH ANY PARTICULAR TAX TREATMENT. THE COMPANY AND ITS AFFILIATES (INCLUDING THE EMPLOYER) SHALL NOT HAVE ANY LIABILITY OR OBLIGATION OF ANY NATURE IN THE EVENT THAT AN AWARD DOES NOT QUALIFY FOR ANY PARTICULAR TAX TREATMENT, REGARDLESS WHETHER THE COMPANY COULD HAVE OR SHOULD HAVE TAKEN ANY ACTION TO CAUSE SUCH QUALIFICATION TO BE MET AND SUCH QUALIFICATION REMAINS AT ALL TIMES AND UNDER ALL CIRCUMSTANCES AT THE RISK OF THE GRANTEE. THE COMPANY DOES NOT UNDERTAKE OR ASSUME ANY LIABILITY TO CONTEST A DETERMINATION OR INTERPRETATION (WHETHER WRITTEN OR UNWRITTEN) OF ANY TAX AUTHORITIES, INCLUDING IN RESPECT OF THE QUALIFICATION UNDER ANY PARTICULAR TAX REGIME OR RULES APPLYING TO PARTICULAR TAX TREATMENT. IF THE AWARDS DO NOT QUALIFY UNDER ANY PARTICULAR TAX TREATMENT IT COULD RESULT IN ADVERSE TAX CONSEQUENCES TO THE GRANTEE.

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18.5. The Corporation or any Subsidiary or Affiliate (including the Employer) may take such action as it may deem necessary or appropriate, in its discretion, for the purpose of or in connection with withholding of any taxes and compulsory payments which the Trustee, the Corporation or any Subsidiary or Affiliate (including the Employer) (or any applicable agent thereof) is required by any Applicable Law to withhold in connection with any Awards, including, without limitations, any income tax, social benefits, social insurance, health tax, pension, payroll tax, fringe benefits, excise tax, payment on account or other tax-related items related to the Participant’s participation in the Plan and applicable by law to the Participant (collectively, “Withholding Obligations”). Such actions may include (i) requiring a Grantees to remit to the Corporation or the Employer in cash an amount sufficient to satisfy such Withholding Obligations and any other taxes and compulsory payments, payable by the Corporation or the Employer in connection with the Award or the exercise or (if applicable) the vesting thereof; (ii) subject to Applicable Law, allowing the Grantees to surrender Shares to the Corporation, in an amount that at such time, reflects a value that the Committee determines to be sufficient to satisfy such Withholding Obligations; (iii) withholding Shares otherwise issuable upon the exercise of an Award at a value which is determined by the Corporation to be sufficient to satisfy such Withholding Obligations; or (iv) any combination of the foregoing. The Corporation shall not be obligated to allow the exercise or vesting of any Award by or on behalf of a Grantee until all tax consequences arising therefrom are resolved in a manner acceptable to the Corporation.

18.6. Each Grantee shall notify the Corporation in writing promptly and in any event within ten (10) days after the date on which such Grantee first obtains knowledge of any tax authority inquiry, audit, assertion, determination, investigation, or question relating in any manner to the Awards granted or received hereunder or Shares issued thereunder and shall continuously inform the Corporation of any developments, proceedings, discussions and negotiations relating to such matter, and shall allow the Corporation and its representatives to participate in any proceedings and discussions concerning such matters. Upon request, a Grantee shall provide to the Corporation any information or document relating to any matter described in the preceding sentence, which the Corporation, in its discretion, requires.

18.7. With respect to 102 Non-Trustee Options, if the Grantee ceases to be employed by the Corporation, Parent, Subsidiary or any Affiliate (including the Employer), the Grantee shall extend to the Corporation and/or the Employer a security or guarantee for the payment of taxes due at the time of sale of Shares, all in accordance with the provisions of Section 102 of the Ordinance and the Rules.

18.8. If a Grantee makes an election under Section 83(b) of the Code to be taxed with respect to an Award as of the date of transfer of Shares rather than as of the date or dates upon which the Grantee would otherwise be taxable under Section 83(a) of the Code, such Grantee shall deliver a copy of such election to the Corporation upon or prior to the filing such election with the U.S. Internal Revenue Service. Neither the Corporation nor any Affiliate (including the Employer) shall have any liability or responsibility relating to or arising out of the filing or not filing of any such election or any defects in its construction.

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19. RIGHTS AS A SHAREHOLDER; VOTING AND DIVIDENDS.

19.1. Subject to Section 11.4, a Grantee shall have no rights as a shareholder of the Corporation with respect to any Shares covered by an Award until the Grantee shall have exercised or (as applicable) vests in the Award, paid any Exercise Price therefor and becomes the record holder of the subject Shares. In the case of 102 Awards, the Trustee shall have no rights as a shareholder of the Corporation with respect to the Shares covered by such Award until the Trustee becomes the record holder for such Shares for the Grantee’s benefit, and the Grantee shall not be deemed to be a shareholder and shall have no rights as a shareholder of the Corporation with respect to the Shares covered by the Award until the date of the release of such Shares from the Trustee to the Grantee and the transfer of record ownership of such Shares to the Grantee (provided, however, that the Grantee shall be entitled to receive from the Trustee any cash dividend or distribution made on account of the Shares held by the Trustee for such Grantee’s benefit, subject to any tax withholding and compulsory payment). No adjustment shall be made for dividends (ordinary or extraordinary, whether in shares or other securities, cash or other property, or rights, or any combination thereof) or distribution of other rights for which the record date is prior to the date on which the Grantee or Trustee (as applicable) becomes the record holder of the Shares covered by an Award, except as provided in Section 14 hereof.

19.2. With respect to all Awards issued in the form of Shares hereunder or upon the exercise or (if applicable) the vesting of Awards hereunder, any and all voting rights attached to such Shares shall be subject to Section 6.10, and the Grantee shall be entitled to receive dividends distributed with respect to such Shares, subject to the provisions of the Corporation’s Charter and Bylaws, as amended from time to time, and subject to any Applicable Law.

19.3. The Corporation may, but shall not be obligated to, register or qualify the sale of Shares under any applicable securities law or any other Applicable Law.

20. NO REPRESENTATION BY COMPANY.

By granting the Awards, the Corporation is not, and shall not be deemed as, making any representation or warranties to the Grantee regarding the Corporation, its business affairs, its prospects or the future value of its Shares and such representations and warranties are hereby disclaimed. The Corporation shall not be required to provide to any Grantee any information, documents or material in connection with the Grantee’s considering an exercise of an Award. To the extent that any information, documents or materials are provided, the Corporation shall have no liability with respect thereto. Any decision by a Grantee to exercise an Award shall solely be at the risk of the Grantee.

21. NO RETENTION RIGHTS.

Nothing in this Plan, any Award Agreement or in any Award granted or agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ of, or be in the service of the Corporation or any Subsidiary or Affiliate thereof as a Service Provider or to be entitled to any remuneration or benefits not set forth in this Plan or such agreement, or to interfere with or limit in any way the right of the Corporation or any such Subsidiary or Affiliate to terminate such Grantee’s employment or service (including, any right of the Corporation or any of its Affiliates to immediately cease the Grantee’s employment or service or to shorten all or part of the notice period, regardless of whether notice of termination was given by the Corporation or its Affiliates or by the Grantee). Awards granted under this Plan shall not be affected by any change in duties or position of a Grantee, subject to Sections 6.6 through 6.8. No Grantee shall be entitled to claim and the Grantee hereby waives any claim against the Corporation or any Subsidiary or Affiliate that he or she was prevented from continuing to vest Awards as of the date of termination of his or her employment with, or services to, the Corporation or any Subsidiary or Affiliate. No Grantee shall be entitled to any compensation in respect of the Awards which would have vested had such Grantee’s employment or engagement with the Corporation (or any Subsidiary or Affiliate) not been terminated.

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22. PERIOD DURING WHICH AWARDS MAY BE GRANTED.

Awards may be granted pursuant to this Plan from time to time within a period of ten (10) years from the Effective Date, which period may be extended from time to time by the Board. From and after such date (as extended) no grants of Awards may be made and this Plan shall continue to be in full force and effect with respect to Awards or Shares issued thereunder that remain outstanding.

23. AMENDMENT OF THIS PLAN AND AWARDS.

23.1. The Board at any time and from time to time may suspend, terminate, modify or amend this Plan, whether retroactively or prospectively. Any amendment effected in accordance with this Section shall be binding upon all Grantees and all Awards, whether granted prior to or after the date of such amendment, and without the need to obtain the consent of any Grantee. No termination or amendment of this Plan shall affect any then outstanding Award unless expressly provided by the Board.

23.2. Subject to changes in Applicable Law that would permit otherwise, without the approval of the Corporation’s shareholders, there shall be (i) no increase in the maximum aggregate number of Shares that may be issued under this Plan as Incentive Stock Options (except by operation of the provisions of Section 14.1, (ii) no change in the class of persons eligible to receive Incentive Stock Options, and (iii) no other amendment of this Plan that would require approval of the Corporation’s shareholders under any Applicable Law. Unless not permitted by Applicable Law, if the grant of an Award is subject to approval by shareholders, the date of grant of the Award shall be determined as if the Award had not been subject to such approval. Failure to obtain approval by the shareholders shall not in any way derogate from the valid and binding effect of any grant of an Award that is not an Incentive Stock Option.

23.3. The Board or the Committee at any time and from time to time may modify or amend any Award theretofore granted, including any Award Agreement, whether retroactively or prospectively.

24. APPROVAL.

24.1. This Plan shall take effect upon its adoption by the Board (the “Effective Date”).

24.2. Solely with respect to grants of Incentive Stock Options, this Plan shall also be subject to shareholders’ approval, within one year of the Effective Date, by a majority of the votes cast on the proposal at a meeting or a written consent of shareholders (however, if the grant of an Award is subject to approval by shareholders, the date of grant of the Award shall be determined as if the Award had not been subject to such approval). Failure to obtain such approval by the shareholders within such period shall not in any way derogate from the valid and binding effect of any grant of an Award, except that any Options previously granted under this Plan may not qualify as Incentive Stock Options but, rather, shall constitute Nonqualified Stock Options. Upon approval of this Plan by the shareholders of the Corporation as set forth above, all Incentive Stock Options granted under this Plan on or after the Effective Date shall be fully effective as if the shareholders of the Corporation had approved this Plan on the Effective Date.

24.3. 102 Awards are conditional upon the filing with or approval by the ITA, if required, as set forth in Section 9. Failure to so file or obtain such approval shall not in any way derogate from the valid and binding effect of any grant of an Award, which is not a 102 Award.

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25. RULES PARTICULAR TO SPECIFIC COUNTRIES; SECTION 409A.

25.1. Notwithstanding anything herein to the contrary, the terms and conditions of this Plan may be supplemented or amended with respect to a particular country or tax regime by means of an appendix to this Plan, and to the extent that the terms and conditions set forth in any appendix conflict with any provisions of this Plan, the provisions of such appendix shall govern. Terms and conditions set forth in such appendix shall apply only to Awards granted to Grantees under the jurisdiction of the specific country or such other tax regime that is the subject of such appendix and shall not apply to Awards issued to a Grantee not under the jurisdiction of such country or such other tax regime. The adoption of any such appendix shall be subject to the approval of the Board or the Committee, and if determined by the Committee to be required in connection with the application of certain tax treatment, pursuant to applicable stock exchange rules or regulations or otherwise, then also the approval of the shareholders of the Corporation at the required majority.

25.2. This Section 25.2 shall only apply to Awards granted to Grantees who are subject to United States Federal income tax.

25.2.1 It is the intention of the Corporation that no Award shall be deferred compensation subject to Section 409A of the Code unless and to the extent that the Committee specifically determines otherwise as provided in Section 25.2.2., and the Plan and the terms and conditions of all Awards shall be interpreted and administered accordingly.

25.2.2 The terms and conditions governing any Awards that the Committee determines will be subject to Section 409A of the Code, including any rules for payment or elective or mandatory deferral of the payment or delivery of Shares or cash pursuant thereto, and any rules regarding treatment of such Awards in the event of a Change in Control, shall be set forth in the applicable Award Agreement and shall be intended to comply in all respects with Section 409A of the Code, and the Plan and the terms and conditions of such Awards shall be interpreted and administered accordingly.

25.2.3 The Corporation shall have complete discretion to interpret and construe the Plan and any Award Agreement in any manner that establishes an exemption from (or compliance with) the requirements of Section 409A of the Code. If for any reason, such as imprecision in drafting, any provision of the Plan and/or any Award Agreement does not accurately reflect its intended establishment of an exemption from (or compliance with) Code Section 409A, as demonstrated by consistent interpretations or other evidence of intent, such provision shall be considered ambiguous as to its exemption from (or compliance with) Section 409A of the Code and shall be interpreted by the Corporation in a manner consistent with such intent, as determined in the discretion of the Corporation. If, notwithstanding the foregoing provisions of this Section 25.2.3, any provision of the Plan or any such agreement would cause a Grantee to incur any additional tax or interest under Section 409A of the Code, the Corporation may reform such provision in a manner intended to avoid the incurrence by such Grantee of any such additional tax or interest; provided that the Corporation shall maintain, to the extent reasonably practicable, the original intent and economic benefit to the Grantee of the applicable provision without violating the provisions of Section 409A of the Code. For the avoidance of doubt, no provision of this Plan shall be interpreted or construed to transfer any liability for failure to comply with the requirements of Section 409A from any Grantee or any other individual to the Corporation or any of its affiliates, employees or agents.

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25.2.4 Notwithstanding any other provision in the Plan, any Award Agreement, or any other written document establishing the terms and conditions of an Award, if any Grantee is a “specified employee,” within the meaning of Section 409A of the Code, as of the date of his or her “separation from service” (as defined under Section 409A of the Code), then, to the extent required by Treasury Regulation Section 1.409A-3(i)(2) (or any successor provision), any payment made to such Grantee on account of his or her separation from service shall not be made before a date that is six months after the date of his or her separation from service. The Committee may elect any of the methods of applying this rule that are permitted under Treasury Regulation Section 1.409A-3(i)(2)(ii) (or any successor provision).

25.2.5 Notwithstanding any other provision of this Section 25.2 to the contrary, although the Corporation intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Corporation does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local, or non-United States law. The Corporation shall not be liable to any Grantee for any tax, interest, or penalties the Grantee might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

26. GOVERNING LAW; JURISDICTION.

This Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Israel, except with respect to matters that are subject to tax laws, regulations and rules of any specific jurisdiction, which shall be governed by the respective laws, regulations and rules of such jurisdiction. Certain definitions, which refer to laws other than the laws of such jurisdiction, shall be construed in accordance with such other laws. The competent courts located in Tel-Aviv-Jaffa, Israel shall have exclusive jurisdiction over any dispute arising out of or in connection with this Plan and any Award granted hereunder. By signing any Award Agreement or any other agreement relating to an Award, each Grantee irrevocably submits to such exclusive jurisdiction.

27. NON-EXCLUSIVITY OF THIS PLAN.

The adoption of this Plan shall not be construed as creating any limitations on the power or authority of the Corporation to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Corporation may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Corporation or any Affiliate now has lawfully put into effect, including any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term or long-term incentive plans.

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28. MISCELLANEOUS.

28.1. Survival. The Grantee shall be bound by and the Shares issued upon exercise or (if applicable) the vesting of any Awards granted hereunder shall remain subject to this Plan after the exercise or (if applicable) the vesting of Awards, in accordance with the terms of this Plan, whether or not the Grantee is then or at any time thereafter employed or engaged by the Corporation or any of its Affiliates.

28.2. Additional Terms. Each Award awarded under this Plan may contain such other terms and conditions not inconsistent with this Plan as may be determined by the Committee, in its sole discretion.

28.3. Fractional Shares. No fractional Share shall be issuable upon exercise or vesting of any Award and the number of Shares to be issued shall be rounded down to the nearest whole Share, with any Share remaining at the last vesting date due to such rounding to be issued upon exercise at such last vesting date.

28.4. Severability. If any provision of this Plan, any Award Agreement or any other agreement entered into in connection with an Award shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction. In addition, if any particular provision contained in this Plan, any Award Agreement or any other agreement entered into in connection with an Award shall for any reason be held to be excessively broad as to duration, geographic scope, activity or subject, it shall be construed by limiting and reducing such provision as to such characteristic so that the provision is enforceable to fullest extent compatible with Applicable Law as it shall then appear.

28.5. Captions and Titles. The use of captions and titles in this Plan or any Award Agreement or any other agreement entered into in connection with an Award is for the convenience of reference only and shall not affect the meaning or interpretation of any provision of this Plan or such agreement.

* * *

B-39

ANNEX C

PROPOSED AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF SAVE FOODS, INC.

FORM OF CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

SAVE FOODS, INC.

Save Foods, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that:

1. Resolutions were duly adopted by the board of directors of the Corporation setting forth this proposed Amendment to the Certificate of Incorporation and declaring said amendment to be advisable and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

2. The Certificate of Incorporation of the Corporation is hereby amended by deleting the first paragraph of ARTICLE IV in its entirety and inserting the following in lieu thereof:

“Reverse Stock Split. Without any other action on the part of the Corporation or any other person, effective upon filing of this Certificate of Amendment with the Secretary of the State of Delaware (the “Effective Time”), each share of the Common Stock issued and outstanding immediately prior to the Effective Time (collectively, the “Pre-Split Common Stock”) shall automatically and without any action on the part of the holder thereof be reclassified such that each ___ (__) shares of Common Stock shall become one (1) share of the Common Stock (such reduction and resulting combination of shares is designated at the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain $0.0001 per share. Each holder of a certificate or certificates of Pre-Split Common Stock shall be entitled to receive a number of shares equal to the number of shares represented by such certificate or certificates of such holder’s Pre-Split Common Stock divided by ____ (__) and then rounded up to the nearest whole number. No fractional shares will be issued in connection with the following Reverse Stock Split.

The total number of shares of capital stock which the Corporation shall have authority to issue is ( ), of which (i) ( ) shares shall be a class designated as Common Stock, par value $0.0001 per share (the “Common Stock”), and (ii) ( ) shares shall be a class designated as undesignated preferred stock, par value $0.0001 per share (the “Undesignated Preferred Stock”).

Except as otherwise provided in any certificate of designations of any series of Undesignated Preferred Stock, the number of authorized shares of the class of Common Stock or Undesignated Preferred Stock may from time to time be increased or decreased (but not below the number of shares of such class outstanding) by the affirmative vote of the holders of a majority in voting power of the outstanding shares of capital stock of the Corporation irrespective of the provisions of Section 242(b)(2) of the DGCL.

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3. Pursuant to the resolution of the board of directors, an annual meeting of the stockholders of the Company was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment.

4. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE TO CERTIFICATE OF AMENDMENT]

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IN WITNESS WHEREOF, Save Foods, Inc., has caused this Certificate to be executed by its duly authorized officer on this __ day of __, 2023.

SAVE FOODS, INC.

By:
David Palach
Chief Executive Officer

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ANNEX D

AGREEMENT AND PLAN OF MERGER

AGREEMENT OF MERGER

OF

SAVE FOODS, INC.

AND

SAVE FOODS, INC.

THIS AGREEMENT OF MERGER (this “Agreement”) is entered into by and between Save Foods, Inc., a Delaware corporation (“Parent”) and Save Foods, Inc., a Nevada corporation (“Subsidiary”), as of the ___ day of                     , 2023.

WHEREAS, the boards of directors of each of Parent and Subsidiary have declared it advisable and to the advantage, welfare, and best interests of the corporation and its stockholders to merge Parent with and into Subsidiary pursuant to the provisions of the Nevada Revised Statutes of the State of Nevada (the “NRS”) upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, the parties agree as follows:

1. Merger. Parent shall, pursuant to the provisions of the NRS, be merged with and into Subsidiary, which shall be the surviving corporation from and after the date on which a certificate of merger is filed with the Secretary of State of the State of Nevada (the “Effective Time”), and which shall continue to exist under the name Save Foods, Inc., a Nevada corporation (the “Surviving Corporation”). The separate existence of Parent shall cease at the Effective Time in accordance with the provisions of the NRS.

2. Articles of Incorporation. The Articles of Incorporation of Subsidiary, as now in force and effect, shall continue to be the Articles of Incorporation of the Surviving Corporation and such Articles of Incorporation shall continue in full force and effect until further amended and changed pursuant to the NRS.

3. Bylaws. The present bylaws of Subsidiary will be the bylaws of the Surviving Corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the NRS.

4. Directors and Officers. The directors and officers of the Parent in office at the Effective Time shall be the directors and officers of the Surviving Corporation in office at the Effective Time, all of whom shall hold their offices until the election and qualification of their respective successors or until their earlier removal, resignation or death in accordance with the bylaws of the Surviving Corporation.

5. Exchange of Capital Stock. At the Effective Time, each issued and outstanding share of Common Stock, $0.0001 par value per share, of Parent shall be converted into one share of Common Stock, $0.0001 par value per share, of the Surviving Corporation. Each issued and outstanding share of Common Stock, $0.0001 par value per share, of Subsidiary shall not be converted or exchanged in any manner, but as of the Effective Time shall represent one share of Common Stock of the Surviving corporation.

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6. Execution, Filing and Recordation. Parent and Subsidiary agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Nevada, and that they will cause to be performed all necessary acts within the State of Nevada and elsewhere, to effectuate the merger herein provided for.

7. Termination. This Agreement may be terminated at any time prior to the filing thereof with the Secretary of State of the State of Nevada upon a vote of directors of either Parent or Subsidiary. In the event of such termination, this Agreement shall forthwith become void and neither party nor its respective officers, directors or stockholders shall have any liability hereunder.

IN WITNESSS WHEREOF, the undersigned have executed this Agreement of Merger as of the date first written above:

PARENT:

SAVE FOODS, INC.

By:
Name:
Title:

SUBSIDIARY:

SAVE FOODS, INC.

By:
Name:
Title:

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ANNEX E

ARTICLES OF INCORPORATION FOR SURVIVING COMPANY

ARTICLES OF INCORPORATION

OF

SAVE FOODS, INC.

ARTICLE I

NAME

The name of the Corporation is SAVE FOODS, INC. (the “Corporation”).

ARTICLE II

REGISTERED OFFICE

The name of the Corporation’s registered agent and address of the Corporation’s registered office in the State of Nevada is Vcorp Services, LLC, 701 S. Carson Street, Suite 200, Carson City, NV 89701. The Corporation may, from time to time, in the manner provided by law, change the registered agent and registered office within the State of Nevada. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.

ARTICLE III

PURPOSE

The nature of the business or purposes of the Corporation is to engage in any lawful act or activity for which corporations may be organized under Chapter 78 of Nevada Revised Statutes (the “NRS”). The Corporation shall have perpetual existence.

ARTICLE IV

CAPITAL STOCK

1. The total number of shares of capital stock which the Corporation shall have the authority to issue is five hundred million (500,000,000), of which (i) four hundred ninety-five million (495,000,000) shares be designated as common stock, par value of $0.0001 per share, which shares shall not be subject to any preemptive rights, and (ii) five million (5,000,000) shares of preferred stock, par value of $0.0001 per share.

2. Pursuant to NRS §78.195 and §78.196, a statement of the voting powers, designations, preferences, limitations, restrictions and relative rights thereof, in respect of each class of capital stock is as follows:

A.	PREFERRED STOCK

(i) The board of directors is hereby expressly authorized at any time, and from time to time, to provide by resolution for the issuance of shares of preferred stock in one or more series, with such voting powers, full or limited, or no voting powers, and with such designations, preferences and relative, participating, optional or other rights, and qualifications or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by a majority of the board of directors then in office a including (without limiting the generality thereof) the following as to each such series: (a) the designation of such series; (b) the dividends, if any, payable with respect to such series, the rates or basis for determining such dividends, and any conditions and dates upon which such dividends shall be payable, the preferences, if any, of such dividends over, or the relation of such dividends to, the dividends payable on the common stock or any other series of preferred stock, whether such dividends shall be noncumulative or cumulative, and, if cumulative, the date or dates from which such dividends shall be cumulative; (c) whether shares of such series shall be redeemable at the option of the board of directors or the holder, or both, upon the happening of a specified event and, if redeemable, whether for cash, property or rights, including securities of the Corporation, the time, prices or rates and any adjustment and other terms and conditions of such redemption; (d) the terms and amount of any sinking, retirement or purchase fund provided for the purchase or redemption of shares of such series; (e) whether shares of such series shall be convertible into or exchangeable for shares of common stock or any other series of preferred stock, at the option of the Corporation or of the holder, or both, or upon the happening of a specified event and, if provision be made for such conversion or exchange, the terms, prices, rates, adjustments and any other terms and conditions thereof; (f) the extent, if any, to which the holders of shares of such series shall be entitled to vote with respect to the election of directors or otherwise, including, without limitation, the extent, if any, to which such holders shall be entitled, voting as a series or as a part of a class, to elect one or more directors upon the happening of a specified event or otherwise; (g) the restrictions, if any, on the issue or reissue of shares of such series or any other series; (h) the extent, if any, to which the holders of shares of such series shall be entitled to preemptive rights; and (i) the rights of the holders of shares of such series upon the liquidation of the Corporation or any distribution of its assets.

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(ii) Unless the board of directors provides to the contrary in the resolution which fixes the characteristics of a series of preferred stock, neither the consent by series, or otherwise, of the holders of any outstanding preferred stock nor the consent of the holders of any outstanding common stock shall be required for the issuance of any new series of preferred stock regardless of whether the rights and preferences of the new series of preferred stock are senior or superior, in any way, to the outstanding series of preferred stock or the common stock.

(iii) Before the Corporation shall issue any shares of preferred stock of any series, a certificate of designation setting forth a copy of the resolution or resolutions of the board of directors, and establishing the voting powers, designations, preferences, the relative, participating, optional, or other rights, if any, and the qualifications, limitations, and restrictions, if any, relating to the shares of preferred stock of such series, and the number of shares of preferred stock of such series authorized by the board of directors to be issued shall be made and signed by an officer of the corporation and filed in the manner prescribed by the NRS.

B.	COMMON STOCK

(i) Dividends and Distributions. No payment of dividends or distributions shall be made to the holders of shares of common stock unless and until the holders of preferred stock receive any preferential amounts to which they are entitled under this Article IV or in the resolution or resolutions providing for the issue of shares of preferred stock. Subject to the limitation set forth in the preceding sentence and except as provided by these Articles of Incorporation or in the resolution or resolutions providing for the issue of shares of preferred stock, the holders of shares of common stock shall be entitled to receive such dividends and distributions as may be declared upon such shares of common stock, from time to time by a resolutions or resolutions adopted by the board of directors.

(ii) Voting Rights. All holders of common stock shall be entitled to notice of any stockholders’ meeting. Subject to the provisions of any applicable law and except as otherwise provided in these Articles of Incorporation or by the resolution or resolutions providing for the issue of shares of preferred stock, all voting rights shall be vested solely in the common stock. The holders of shares of common stock shall be entitled to vote upon the election of directors and upon any other matter submitted to the stockholders for a vote. Each share of common stock issued and outstanding shall be entitled to one noncumulative vote. A fraction of a share of common stock shall not be entitled to any voting rights whatsoever.

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(iii) Liquidation, Dissolution or Winding Up. Except as otherwise provided in these Articles of Incorporation and subject to the rights of holders, if any, of preferred stock to receive preferential liquidation distributions to which they are entitled under this Article IV or under the resolution or resolutions providing for the issue of shares of preferred stock, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and liabilities of the Corporation, all assets of the Corporation shall be shared pro rata among the holders of the common stock.

3. Except as otherwise providing in these Articles of Incorporation or by applicable law, the Corporation’s capital stock, regardless of class, may be issued for such consideration and for such corporate purposes as the board of directors may from time to time determine by a resolution or resolutions adopted by a majority of the board of directors then in office.

4. As specifically permitted pursuant to § 78.288 of the NRS, the Corporation may make a distribution (including dividends on, or redemptions or repurchases of shares of its capital stock) even if, after giving effect to such distributions, the total assets of the Corporation would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of any preferred shareholders.

ARTICLE V

STOCKHOLDER ACTION

1. Action without Meeting. Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action to be so taken, shall be signed by the holders of outstanding stock having a majority of the number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Nevada, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by applicable law, be given to those stockholders who have not consented in writing, and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the corporation.

2. Special Meetings. Except as otherwise required by statute and subject to the rights, if any, of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation may be called only by the board of directors acting pursuant to a resolution approved by the affirmative vote of a majority of the directors then in office, and special meetings of stockholders may not be called by any other person or persons. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation.

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ARTICLE VI

DIRECTORS

1. General. The business and affairs of the Corporation shall be managed by or under the direction of the board of directors except as otherwise provided herein or required by law.

2. Election of Directors. Election of directors need not be by written ballot unless the By-laws of the Corporation (the “By-laws”) shall so provide.

3. Number of Directors; Term of Office. The board of directors shall be divided into three classes, Class I, Class II and Class III, with each class having as equal a number of members as reasonably possible. The initial term of office of the Class I, Class II and Class III directors shall expire at the annual meeting of stockholders of the Corporation in 2024, 2025 and 2026, respectively. Beginning in 2024, after the filing of this Articles of Incorporation, at each subsequent annual meeting of stockholders of the Corporation, successors to the class of directors whose term expires at each subsequent annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the class by the board of directors so as to maintain the number of directors in each class as nearly equal as is reasonably possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class. In no case will a decrease in the number of directors shorten the term of any incumbent director, even though such decrease may result in an inequality of the classes until the expiration of such term. A director shall hold office until the annual meeting of the stockholders of the Corporation in the year in which his or her term expires and until his or her successor shall be elected and qualified, subject, however, to prior death, resignation, retirement or removal from office. Except as otherwise provided by law, directors may only be removed for cause and only upon the vote of the holders of at least a majority of the voting power of the shares entitled to vote generally in the election of directors. Except as required by law or the provisions of this Articles of Incorporation, all vacancies on the board of directors and newly-created directorships shall be filled by the board of directors. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor.

Notwithstanding the foregoing, whenever, pursuant to the provisions of Article IV of this Articles of Incorporation, the holders of any one or more series of preferred stock shall have the right, voting separately as a series or together with the holders of other such series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Articles and any certificate of designations applicable to such series.

4. Vacancies. Subject to the rights, if any, of the holders of any series of preferred stock to elect directors and to fill vacancies in the board of directors relating thereto, any and all vacancies in the board of directors, however occurring, including, without limitation, by reason of an increase in the size of the board of directors, or the death, resignation, disqualification or removal of a director, shall be filled solely and exclusively by the affirmative vote of two-thirds of the remaining directors then in office, even if less than a quorum of the board of directors, and not by the stockholders. Any director appointed in accordance with the preceding sentence shall hold office until the succeeding annual general meeting of the stockholders of the Corporation and until such director’s successor shall have been duly elected and qualified or until his or her earlier resignation, death or removal. In the event of a vacancy in the board of directors, the remaining directors, except as otherwise provided by law, shall exercise the powers of the full board of directors until the vacancy is filled.

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5. Removal. One or more directors or the entire board of directors may be removed at any time by the affirmative of the holders of two-thirds of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class).

ARTICLE VII

BYLAWS

1. Amendment by Directors. Except as otherwise provided by law, the By-laws of the Corporation may be amended or repealed by the board of directors by the affirmative vote of a majority of the directors then in office.

2. Amendment by Stockholders. The By-laws of the Corporation may be amended or repealed at any annual meeting of stockholders, or special meeting of stockholders called for such purpose, by the affirmative vote of at least two-thirds of the outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class; provided, however, that if the board of directors recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall only require the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class.

ARTICLE VIII

INDEMNIFICATION; EXCULPATION

(A) Indemnification. To the fullest extent permitted under the NRS (including, without limitation, NRS 78.7502, NRS 78.751, and 78.752) and other applicable law, the Corporation shall indemnify directors and officers of the Corporation in their respective capacities as such and in any and all other capacities in which any of them serves at the request of the Corporation.

(B) Limitation on Liability. The liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS. If the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended from time to time.

(C) Repeal and Conflicts. Any amendment to or repeal of any provision or section of this Article VIII shall be prospective only, and shall not apply to or have any effect on the right or protection of, or the liability or alleged liability of, any director or officer of the Corporation existing prior to or at the time of such amendment or repeal. In the event of any conflict between any provision or section of this Article VIII and any other article of the Articles of Incorporation, the terms and provisions of this Article VIII shall control.

ARTICLE IX

AMENDMENTS TO ARTICLES

The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation. Whenever any vote of the holders of capital stock of the Corporation is required to amend or repeal any provision of this Certificate, and in addition to any other vote of holders of capital stock that is required by this Certificate or by law, such amendment or repeal shall require the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote on such amendment or repeal, and the affirmative vote of the majority of the outstanding shares of each class entitled to vote thereon as a class, at a duly constituted meeting of stockholders called expressly for such purpose.

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ARTICLE X

CONTROL SHARE ACQUISTION AND INTERESTED STOCKHOLDERS OPT OUT PROVISIONS

(A) Control Share Acquisition Exemption. The Corporation elects not to be governed by the provisions of NRS §78.378 through NRS §78.3793, inclusive, generally known as the “Control Share Acquisition Statute.”

(B) Combinations With Interested Stockholders. The Corporation elects not to be governed by the provisions of NRS §78.411 through NRS §78.444, inclusive.

E-6

ANNEX F

BYLAWS FOR SURVIVING COMPANY

AMENDED AND RESTATED

BY-LAWS

OF

SAVE FOODS, INC.

(the “Corporation”)

ARTICLE I

Stockholders

SECTION 1. Annual Meeting. The annual meeting of stockholders (any such meeting being referred to in these By-laws as an “Annual Meeting”) shall be held at the hour, date and place within or without the United States which is fixed by the Corporation’s board of directors (“Board of Directors”), which time, date and place may subsequently be changed at any time by vote of the Board of Directors. If no Annual Meeting has been held for a period of thirteen (13) months after the Corporation’s last Annual Meeting, a special meeting in lieu thereof may be held, and such special meeting shall have, for the purposes of these By-laws or otherwise, all the force and effect of an Annual Meeting. Any and all references hereafter in these By-laws to an Annual Meeting or Annual Meetings also shall be deemed to refer to any special meeting(s) in lieu thereof.

SECTION 2. Notice of Stockholder Business and Nominations.

(a) Annual Meetings of Stockholders.

(1) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of other business to be considered by the stockholders may be brought before an Annual Meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this By-law, who is entitled to vote at the meeting, who is present (in person or by proxy) at the meeting and who complies with the notice procedures set forth in this By-law as to such nomination or business. For the avoidance of doubt, the foregoing clause (ii) shall be the exclusive means for a stockholder to bring nominations or business properly before an Annual Meeting (other than matters properly brought under Rule 14a-8 (or any successor rule) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and such stockholder must comply with the notice and other procedures set forth in Article I, Section 2(a)(2) and (3) of this By-law to bring such nominations or business properly before an Annual Meeting. In addition to the other requirements set forth in this By-law, for any proposal of business to be considered at an Annual Meeting, it must be a proper subject for action by stockholders of the Corporation under Nevada law.

(2) For nominations or other business to be properly brought before an Annual Meeting by a stockholder pursuant to clause (ii) of Article I, Section 2(a)(1) of this By-law, the stockholder must (i) have given Timely Notice (as defined below) thereof in writing to the Secretary of the Corporation, (ii) have provided any updates or supplements to such notice at the times and in the forms required by this By-law and (iii) together with the beneficial owner(s), if any, on whose behalf the nomination or business proposal is made, have acted in accordance with the representations set forth in the Solicitation Statement (as defined below) required by this By-law. To be timely, a stockholder’s written notice shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the one-year anniversary of the preceding year’s Annual Meeting; provided, however, that in the event the Annual Meeting is first convened more than thirty (30) days before or more than sixty (60) days after such anniversary date, or if no Annual Meeting were held in the preceding year, notice by the stockholder to be timely must be received by the Secretary of the Corporation not later than the close of business on the later of the ninetieth (90th) day prior to the scheduled date of such Annual Meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made (such notice within such time periods shall be referred to as “Timely Notice”). Such stockholder’s Timely Notice shall set forth:

(A) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

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(B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest in such business of each Proposing Person (as defined below);

(C) (i) the name and address of the stockholder giving the notice, as they appear on the Corporation’s books, and the names and addresses of the other Proposing Persons (if any) and (ii) as to each Proposing Person, the following information: (a) the class or series and number of all shares of capital stock of the Corporation which are, directly or indirectly, owned beneficially or of record by such Proposing Person or any of its affiliates or associates (as such terms are defined in Rule 12b-2 promulgated under the Exchange Act), including any shares of any class or series of capital stock of the Corporation as to which such Proposing Person or any of its affiliates or associates has a right to acquire beneficial ownership at any time in the future, (b) all Synthetic Equity Interests (as defined below) in which such Proposing Person or any of its affiliates or associates, directly or indirectly, holds an interest including a description of the material terms of each such Synthetic Equity Interest, including without limitation, identification of the counterparty to each such Synthetic Equity Interest and disclosure, for each such Synthetic Equity Interest, as to (x) whether or not such Synthetic Equity Interest conveys any voting rights, directly or indirectly, in such shares to such Proposing Person, (y) whether or not such Synthetic Equity Interest is required to be, or is capable of being, settled through delivery of such shares and (z) whether or not such Proposing Person and/or, to the extent known, the counterparty to such Synthetic Equity Interest has entered into other transactions that hedge or mitigate the economic effect of such Synthetic Equity Interest, (c) any proxy (other than a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with, the Exchange Act), agreement, arrangement, understanding or relationship pursuant to which such Proposing Person has or shares a right to, directly or indirectly, vote any shares of any class or series of capital stock of the Corporation, (d) any rights to dividends or other distributions on the shares of any class or series of capital stock of the Corporation, directly or indirectly, owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, and (e) any performance-related fees (other than an asset based fee) that such Proposing Person, directly or indirectly, is entitled to based on any increase or decrease in the value of shares of any class or series of capital stock of the Corporation or any Synthetic Equity Interests (the disclosures to be made pursuant to the foregoing clauses (a) through (e) are referred to, collectively, as “Material Ownership Interests”) and (iii) a description of the material terms of all agreements, arrangements or understandings (whether or not in writing) entered into by any Proposing Person or any of its affiliates or associates with any other person for the purpose of acquiring, holding, disposing or voting of any shares of any class or series of capital stock of the Corporation;

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(D) (i) a description of all agreements, arrangements or understandings by and among any of the Proposing Persons, or by and among any Proposing Persons and any other person (including with any proposed nominee(s)), pertaining to the nomination(s) or other business proposed to be brought before the meeting of stockholders (which description shall identify the name of each other person who is party to such an agreement, arrangement or understanding), and (ii) identification of the names and addresses of other stockholders (including beneficial owners) known by any of the Proposing Persons to support such nominations or other business proposal(s), and to the extent known the class and number of all shares of the Corporation’s capital stock owned beneficially or of record by such other stockholder(s) or other beneficial owner(s); and

(E) a statement whether or not the stockholder giving the notice and/or the other Proposing Person(s), if any, will deliver a proxy statement and form of proxy to holders of, in the case of a business proposal, at least the percentage of voting power of all of the shares of capital stock of the Corporation required under applicable law to approve the proposal or, in the case of a nomination or nominations, at least the percentage of voting power of all of the shares of capital stock of the Corporation reasonably believed by such Proposing Person to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder (such statement, the “Solicitation Statement”).

For purposes of this Article I of these By-laws, the term “Proposing Person” shall mean the following persons: (i) the stockholder of record providing the notice of nominations or business proposed to be brought before a stockholders’ meeting, and (ii) the beneficial owner(s), if different, on whose behalf the nominations or business proposed to be brought before a stockholders’ meeting is made. For purposes of this Section 2 of Article I of these By-laws, the term “Synthetic Equity Interest” shall mean any transaction, agreement or arrangement (or series of transactions, agreements or arrangements), including, without limitation, any derivative, swap, hedge, repurchase or so-called “stock borrowing” agreement or arrangement, the purpose or effect of which is to, directly or indirectly: (a) give a person or entity economic benefit and/or risk similar to ownership of shares of any class or series of capital stock of the Corporation, in whole or in part, including due to the fact that such transaction, agreement or arrangement provides, directly or indirectly, the opportunity to profit or avoid a loss from any increase or decrease in the value of any shares of any class or series of capital stock of the Corporation, (b) mitigate loss to, reduce the economic risk of or manage the risk of share price changes for, any person or entity with respect to any shares of any class or series of capital stock of the Corporation, (c) otherwise provide in any manner the opportunity to profit or avoid a loss from any decrease in the value of any shares of any class or series of capital stock of the Corporation, or (d) increase or decrease the voting power of any person or entity with respect to any shares of any class or series of capital stock of the Corporation.

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(3) A stockholder providing Timely Notice of nominations or business proposed to be brought before an Annual Meeting shall further update and supplement such notice, if necessary, so that the information (including, without limitation, the Material Ownership Interests information) provided or required to be provided in such notice pursuant to this By-law shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to such Annual Meeting, and such update and supplement shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the fifth (5th) business day after the record date for the Annual Meeting (in the case of the update and supplement required to be made as of the record date), and not later than the close of business on the eighth (8th) business day prior to the date of the Annual Meeting (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting).

(4) Notwithstanding anything in the second sentence of Article I, Section 2(a)(2) of this By-law to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least ten (10) days before the last day a stockholder may deliver a notice of nomination in accordance with the second sentence of Article I, Section 2(a)(2), a stockholder’s notice required by this By-law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Secretary of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(b) General.

(1) Only such persons who are nominated in accordance with the provisions of this By-law shall be eligible for election and to serve as directors and only such business shall be conducted at an Annual Meeting as shall have been brought before the meeting in accordance with the provisions of this By-law or in accordance with Rule 14a-8 under the Exchange Act. The Board of Directors or a designated committee thereof shall have the power to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the provisions of this By-law. If neither the Board of Directors nor such designated committee makes a determination as to whether any stockholder proposal or nomination was made in accordance with the provisions of this By-law, the presiding officer of the Annual Meeting shall have the power and duty to determine whether the stockholder proposal or nomination was made in accordance with the provisions of this By-law. If the Board of Directors or a designated committee thereof or the presiding officer, as applicable, determines that any stockholder proposal or nomination was not made in accordance with the provisions of this By-law, such proposal or nomination shall be disregarded and shall not be presented for action at the Annual Meeting.

(2) Except as otherwise required by law, nothing in this Article I, Section 2 shall obligate the Corporation or the Board of Directors to include in any proxy statement or other stockholder communication distributed on behalf of the Corporation or the Board of Directors information with respect to any nominee for director or any other matter of business submitted by a stockholder.

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(3) Notwithstanding the foregoing provisions of this Article I, Section 2, if the nominating or proposing stockholder (or a qualified representative of the stockholder) does not appear at the Annual Meeting to present a nomination or any business, such nomination or business shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Article I, Section 2, to be considered a qualified representative of the proposing stockholder, a person must be authorized by a written instrument executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such written instrument or electronic transmission, or a reliable reproduction of the written instrument or electronic transmission, to the presiding officer at the meeting of stockholders.

(4) For purposes of this By-law, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(5) Notwithstanding the foregoing provisions of this By-law, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this By-law. Nothing in this By-law shall be deemed to affect any rights of (i) stockholders to have proposals included in the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor rule), as applicable, under the Exchange Act and, to the extent required by such rule, have such proposals considered and voted on at an Annual Meeting or (ii) the holders of any series of Preferred Stock to elect directors under specified circumstances.

SECTION 3. Special Meetings. Except as otherwise required by statute and subject to the rights, if any, of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation may be called only by the Board of Directors acting pursuant to a resolution approved by the affirmative vote of a majority of the directors then in office. The Board of Directors may postpone or reschedule any previously scheduled special meeting of stockholders. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation. Nominations of persons for election to the Board of Directors of the Corporation and stockholder proposals of other business shall not be brought before a special meeting of stockholders to be considered by the stockholders unless such special meeting is held in lieu of an annual meeting of stockholders in accordance with Article I, Section 1 of these By-laws, in which case such special meeting in lieu thereof shall be deemed an Annual Meeting for purposes of these By-laws and the provisions of Article I, Section 2 of these By-laws shall govern such special meeting.

SECTION 4. Notice of Meetings; Adjournments.

(a) A notice of each Annual Meeting stating the hour, date and place, if any, of such Annual Meeting and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be given not less than ten (10) days nor more than sixty (60) days before the Annual Meeting, to each stockholder entitled to vote thereat by delivering such notice to such stockholder or by mailing it, postage prepaid, addressed to such stockholder at the address of such stockholder as it appears on the Corporation’s stock transfer books. Without limiting the manner by which notice may otherwise be given to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 78.370 of the Nevada Revised Statutes (“NRS”).

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(b) Notice of all special meetings of stockholders shall be given in the same manner as provided for Annual Meetings, except that the notice of all special meetings shall state the purpose or purposes for which the meeting has been called.

(c) Notice of an Annual Meeting or special meeting of stockholders need not be given to a stockholder if a waiver of notice is executed, or waiver of notice by electronic transmission is provided, before or after such meeting by such stockholder or if such stockholder attends such meeting, unless such attendance is for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting was not lawfully called or convened.

(d) The Board of Directors may postpone and reschedule any previously scheduled Annual Meeting or special meeting of stockholders and any record date with respect thereto, regardless of whether any notice or public disclosure with respect to any such meeting has been sent or made pursuant to Section 2 of this Article I of these By-laws or otherwise. In no event shall the public announcement of an adjournment, postponement or rescheduling of any previously scheduled meeting of stockholders commence a new time period for the giving of a stockholder’s notice under this Article I of these By-laws.

(e) When any meeting is convened, the presiding officer may adjourn the meeting if (i) no quorum is present for the transaction of business, (ii) the Board of Directors determines that adjournment is necessary or appropriate to enable the stockholders to consider fully information which the Board of Directors determines has not been made sufficiently or timely available to stockholders, or (iii) the Board of Directors determines that adjournment is otherwise in the best interests of the Corporation. When any Annual Meeting or special meeting of stockholders is adjourned to another hour, date or place, notice need not be given of the adjourned meeting other than an announcement at the meeting at which the adjournment is taken of the hour, date and place, if any, to which the meeting is adjourned and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting; provided, however, that if the adjournment is for more than thirty (30) days from the meeting date, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting shall be given to each stockholder of record entitled to vote thereat and each stockholder who, by law or under the Articles of Incorporation of the Corporation (as the same may hereafter be amended and/or restated, the “Articles of Incorporation”) or these By-laws, is entitled to such notice.

SECTION 5. Quorum. A majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders. If less than a quorum is present at a meeting, the holders of voting stock representing a majority of the voting power present at the meeting or the presiding officer may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice, except as provided in Section 4 of this Article I. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally noticed. The stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

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SECTION 6. Voting and Proxies. Stockholders shall have one vote for each share of stock entitled to vote owned by them of record according to the stock ledger of the Corporation as of the record date, unless otherwise provided by law or by the Articles of Incorporation. Stockholders may vote either (i) in person, (ii) by written proxy or (iii) by a transmission permitted by Section 78.355 of the NRS. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission permitted by Section 78.355 of the NRS may be substituted for or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission. Proxies shall be filed in accordance with the procedures established for the meeting of stockholders. Except as otherwise limited therein or as otherwise provided by law, proxies authorizing a person to vote at a specific meeting shall entitle the persons authorized thereby to vote at any adjournment of such meeting, but they shall not be valid after final adjournment of such meeting. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by or on behalf of any one of them unless at or prior to the exercise of the proxy the Corporation receives a specific written notice to the contrary from any one of them.

SECTION 7. Action at Meeting. When a quorum is present at any meeting of stockholders, any matter before any such meeting (other than an election of a director or directors) shall be decided by a majority of the votes properly cast for and against such matter, except where a larger vote is required by law, by the Articles of Incorporation or by these By-laws. Any election of directors by stockholders shall be determined by a plurality of the votes properly cast on the election of directors.

SECTION 8. Stockholder Lists. The Secretary or an Assistant Secretary (or the Corporation’s transfer agent or other person authorized by these By-laws or by law) shall prepare and make, at least ten (10) days before every Annual Meeting or special meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for a period of at least ten (10) days prior to the meeting in the manner provided by law. The list shall also be open to the examination of any stockholder during the whole time of the meeting as provided by law.

SECTION 9. Presiding Officer. The Board of Directors shall designate a representative to preside over all Annual Meetings or special meetings of stockholders, provide that if the Board of Directors does not so designate such a presiding officer, then the Chairperson of the Board, if one is elected, shall preside over such meetings. If the Board of Directors does not so designate such a presiding officer and there is no Chairperson of the Board or the Chairperson of the Board is unable to so preside or is absent, then the Chief Executive Officer, if one is elected, shall preside over such meetings, provided further that if there is no Chief Executive Officer or the Chief Executive Officer is unable to so preside or is absent, then the President shall preside over such meetings. The presiding officer at any Annual Meeting or special meeting of stockholders shall have the power, among other things, to adjourn such meeting at any time and from time to time, subject to Sections 4 and 5 of this Article I. The order of business and all other matters of procedure at any meeting of the stockholders shall be determined by the presiding officer.

SECTION 10. Inspectors of Elections. The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the presiding officer shall appoint one or more inspectors to act at the meeting. Any inspector may, but need not, be an officer, employee or agent of the Corporation. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall perform such duties as are required by the NRS, including the counting of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors. The presiding officer may review all determinations made by the inspectors, and in so doing the presiding officer shall be entitled to exercise his or her sole judgment and discretion and he or she shall not be bound by any determinations made by the inspectors. All determinations by the inspectors and, if applicable, the presiding officer, shall be subject to further review by any court of competent jurisdiction.

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ARTICLE II

Directors

SECTION 1. Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors except as otherwise provided by the Articles of Incorporation or required by law.

SECTION 2. Number and Terms. The number of directors of the Corporation shall be fixed solely and exclusively by resolution duly adopted from time to time by the Board of Directors. The directors shall hold office in the manner provided in the Articles of Incorporation.

SECTION 3. Qualification. No director need be a stockholder of the Corporation.

SECTION 4. Vacancies. Vacancies in the Board of Directors shall be filled in the manner provided in the Articles of Incorporation.

SECTION 5. Removal. Directors may be removed from office only in the manner provided in the Articles of Incorporation.

SECTION 6. Resignation. A director may resign at any time by giving written notice to the Chairperson of the Board, if one is elected, the President or the Secretary. A resignation shall be effective upon receipt, unless the resignation otherwise provides.

SECTION 7. Regular Meetings. The regular annual meeting of the Board of Directors shall be held, without notice other than under this Section 7, on the same date and at the same place as the Annual Meeting following the close of such meeting of stockholders. Other regular meetings of the Board of Directors may be held at such hour, date and place as the Board of Directors may by resolution from time to time determine and publicize by means of reasonable notice given to any director who is not present at the meeting at which such resolution is adopted.

SECTION 8. Special Meetings. Special meetings of the Board of Directors may be called, orally or in writing, by or at the request of a majority of the directors, the Chairperson of the Board, if one is elected, or the President. The person calling any such special meeting of the Board of Directors may fix the hour, date and place thereof.

SECTION 9. Notice of Meetings. Notice of the hour, date and place of all special meetings of the Board of Directors shall be given to each director by the Secretary or an Assistant Secretary, or in case of the death, absence, incapacity or refusal of such persons, by the Chairperson of the Board, if one is elected, or the President or such other officer designated by the Chairperson of the Board, if one is elected, or the President. Notice of any special meeting of the Board of Directors shall be given to each director in person, by telephone, or by facsimile, electronic mail or other form of electronic communication, sent to his or her business or home address, at least twenty-four (24) hours in advance of the meeting, or by written notice mailed to his or her business or home address, at least forty-eight (48) hours in advance of the meeting. Such notice shall be deemed to be delivered when hand-delivered to such address, read to such director by telephone, deposited in the mail so addressed, with postage thereon prepaid if mailed, dispatched or transmitted if sent by facsimile transmission or by electronic mail or other form of electronic communications. A written waiver of notice signed before or after a meeting by a director and filed with the records of the meeting shall be deemed to be equivalent to notice of the meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because such meeting is not lawfully called or convened. Except as otherwise required by law, by the Articles of Incorporation or by these By-laws, neither the business to be transacted at, nor the purpose of, any meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

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SECTION 10. Quorum. At any meeting of the Board of Directors, a majority of the total number of directors shall constitute a quorum for the transaction of business, but if less than a quorum is present at a meeting, a majority of the directors present may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice. Any business which might have been transacted at the meeting as originally noticed may be transacted at such adjourned meeting at which a quorum is present. For purposes of this section, the total number of directors includes any unfilled vacancies on the Board of Directors.

SECTION 11. Action at Meeting. At any meeting of the Board of Directors at which a quorum is present, the vote of a majority of the directors present shall constitute action by the Board of Directors, unless otherwise required by law, by the Articles of Incorporation or by these By-laws.

SECTION 12. Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the records of the meetings of the Board of Directors. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Such consent shall be treated as a resolution of the Board of Directors for all purposes.

SECTION 13. Manner of Participation. Directors may participate in meetings of the Board of Directors by means of conference telephone or other communications equipment by means of which all directors participating in the meeting can hear each other, and participation in a meeting in accordance herewith shall constitute presence in person at such meeting for purposes of these By-laws.

SECTION 14. Presiding Director. The Board of Directors shall designate a representative to preside over all meetings of the Board of Directors, provided that if the Board of Directors does not so designate such a presiding director or such designated presiding director is unable to so preside or is absent, then the Chairperson of the Board, if one is elected, shall preside over all meetings of the Board of Directors. If both the designated presiding director, if one is so designated, and the Chairperson of the Board, if one is elected, are unable to preside or are absent, the Board of Directors shall designate an alternate representative to preside over a meeting of the Board of Directors.

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SECTION 15. Committees. The Board of Directors, by vote of a majority of the directors then in office, may elect one or more committees, including, without limitation, a Compensation Committee, a Nominating & Corporate Governance Committee and an Audit Committee, and may delegate thereto some or all of its powers except those which by law, by the Articles of Incorporation or by these By-laws may not be delegated. Except as the Board of Directors may otherwise determine, any such committee may make rules for the conduct of its business, but unless otherwise provided by the Board of Directors or in such rules, its business shall be conducted so far as possible in the same manner as is provided by these By-laws for the Board of Directors. All members of such committees shall hold such offices at the pleasure of the Board of Directors. The Board of Directors may abolish any such committee at any time. Any committee to which the Board of Directors delegates any of its powers or duties shall keep records of its meetings and shall report its action to the Board of Directors.

SECTION 16. Compensation of Directors. Directors shall receive such compensation for their services as shall be determined by a majority of the Board of Directors, or a designated committee thereof, provided that directors who are serving the Corporation as employees and who receive compensation for their services as such, shall not receive any salary or other compensation for their services as directors of the Corporation.

ARTICLE III

Officers

SECTION 1. Enumeration. The officers of the Corporation shall consist of a President, a Treasurer, a Secretary and such other officers, including, without limitation, a Chairperson of the Board of Directors, a Chief Executive Officer and one or more Vice Presidents (including Executive Vice Presidents or Senior Vice Presidents), Assistant Vice Presidents, Assistant Treasurers and Assistant Secretaries, as the Board of Directors may determine.

SECTION 2. Election. At the regular annual meeting of the Board of Directors following the Annual Meeting, the Board of Directors shall elect the President, the Treasurer and the Secretary. Other officers may be elected by the Board of Directors at such regular annual meeting of the Board of Directors or at any other regular or special meeting.

SECTION 3. Qualification. No officer need be a stockholder or a director. Any person may occupy more than one office of the Corporation at any time.

SECTION 4. Tenure. Except as otherwise provided by the Articles of Incorporation or by these By-laws each of the officers of the Corporation shall hold office until the regular annual meeting of the Board of Directors following the next Annual Meeting and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

SECTION 5. Resignation. Any officer may resign by delivering his or her written resignation to the Corporation addressed to the President or the Secretary, and such resignation shall be effective upon receipt, unless the resignation otherwise provides.

SECTION 6. Removal. Except as otherwise provided by law, the Board of Directors may remove any officer with or without cause by the affirmative vote of a majority of the directors then in office.

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SECTION 7. Absence or Disability. In the event of the absence or disability of any officer, the Board of Directors may designate another officer to act temporarily in place of such absent or disabled officer.

SECTION 8. Vacancies. Any vacancy in any office may be filled for the unexpired portion of the term by the Board of Directors.

SECTION 9. President. The President shall, subject to the direction of the Board of Directors, have such powers and shall perform such duties as the Board of Directors may from time to time designate.

SECTION 10. Chairperson of the Board. The Chairperson of the Board, if one is elected, shall have such powers and shall perform such duties as the Board of Directors may from time to time designate.

SECTION 11. Chief Executive Officer. The Chief Executive Officer, if one is elected, shall have such powers and shall perform such duties as the Board of Directors may from time to time designate.

SECTION 12. Vice Presidents and Assistant Vice Presidents. Any Vice President (including any Executive Vice President or Senior Vice President) and any Assistant Vice President shall have such powers and shall perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

SECTION 13. Treasurer and Assistant Treasurers. The Treasurer shall, subject to the direction of the Board of Directors and except as the Board of Directors or the Chief Executive Officer may otherwise provide, have general charge of the financial affairs of the Corporation and shall cause to be kept accurate books of account. The Treasurer shall have custody of all funds, securities, and valuable documents of the Corporation. He or she shall have such other duties and powers as may be designated from time to time by the Board of Directors or the Chief Executive Officer. Any Assistant Treasurer shall have such powers and perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

SECTION 14. Secretary and Assistant Secretaries. The Secretary shall record all the proceedings of the meetings of the stockholders and the Board of Directors (including committees of the Board of Directors) in books kept for that purpose. In his or her absence from any such meeting, a temporary secretary chosen at the meeting shall record the proceedings thereof. The Secretary shall have charge of the stock ledger (which may, however, be kept by any transfer or other agent of the Corporation). The Secretary shall have custody of the seal of the Corporation, and the Secretary, or an Assistant Secretary shall have authority to affix it to any instrument requiring it, and, when so affixed, the seal may be attested by his or her signature or that of an Assistant Secretary. The Secretary shall have such other duties and powers as may be designated from time to time by the Board of Directors or the Chief Executive Officer. In the absence of the Secretary, any Assistant Secretary may perform his or her duties and responsibilities. Any Assistant Secretary shall have such powers and perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

SECTION 15. Other Powers and Duties. Subject to these By-laws and to such limitations as the Board of Directors may from time to time prescribe, the officers of the Corporation shall each have such powers and duties as generally pertain to their respective offices, as well as such powers and duties as from time to time may be conferred by the Board of Directors or the Chief Executive Officer.

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ARTICLE IV

Capital Stock

SECTION 1. Certificates of Stock. Each stockholder shall be entitled to a certificate of the capital stock of the Corporation in such form as may from time to time be prescribed by the Board of Directors. Such certificate shall be signed by the Chairperson of the Board, the President or a Vice President and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary. The Corporation seal and the signatures by the Corporation’s officers, the transfer agent or the registrar may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the time of its issue. Every certificate for shares of stock which are subject to any restriction on transfer and every certificate issued when the Corporation is authorized to issue more than one class or series of stock shall contain such legend with respect thereto as is required by law. Notwithstanding anything to the contrary provided in these Bylaws, the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares (except that the foregoing shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation), and by the approval and adoption of these Bylaws the Board of Directors has determined that all classes or series of the Corporation’s stock may be uncertificated, whether upon original issuance, re-issuance, or subsequent transfer.

SECTION 2. Transfers. Subject to any restrictions on transfer and unless otherwise provided by the Board of Directors, shares of stock that are represented by a certificate may be transferred on the books of the Corporation by the surrender to the Corporation or its transfer agent of the certificate theretofore properly endorsed or accompanied by a written assignment or power of attorney properly executed, with transfer stamps (if necessary) affixed, and with such proof of the authenticity of signature as the Corporation or its transfer agent may reasonably require. Shares of stock that are not represented by a certificate may be transferred on the books of the Corporation by submitting to the Corporation or its transfer agent such evidence of transfer and following such other procedures as the Corporation or its transfer agent may require.

SECTION 3. Record Holders. Except as may otherwise be required by law, by the Articles of Incorporation or by these By-laws, the Corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect thereto, regardless of any transfer, pledge or other disposition of such stock, until the shares have been transferred on the books of the Corporation in accordance with the requirements of these By-laws.

SECTION 4. Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (a) in the case of determination of stockholders entitled to vote at any meeting of stockholders, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting and (b) in the case of any other action, shall not be more than sixty (60) days prior to such other action. If no record date is fixed: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (ii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

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SECTION 5. Replacement of Certificates. In case of the alleged loss, destruction or mutilation of a certificate of stock of the Corporation, a duplicate certificate may be issued in place thereof, upon such terms as the Board of Directors may prescribe.

ARTICLE V

Indemnification

SECTION 1. Definitions. For purposes of this Article:

(a) “Corporate Status” describes the status of a person who is serving or has served (i) as a Director of the Corporation, (ii) as an Officer of the Corporation, (iii) as a Non-Officer Employee of the Corporation, or (iv) as a director, partner, trustee, officer, employee or agent of any other corporation, partnership, limited liability company, joint venture, trust, employee benefit plan, foundation, association, organization or other legal entity which such person is or was serving at the request of the Corporation. For purposes of this Section 1(a), a Director, Officer or Non-Officer Employee of the Corporation who is serving or has served as a director, partner, trustee, officer, employee or agent of a Subsidiary shall be deemed to be serving at the request of the Corporation. Notwithstanding the foregoing, “Corporate Status” shall not include the status of a person who is serving or has served as a director, officer, employee or agent of a constituent corporation absorbed in a merger or consolidation transaction with the Corporation with respect to such person’s activities prior to said transaction, unless specifically authorized by the Board of Directors or the stockholders of the Corporation;

(b) “Director” means any person who serves or has served the Corporation as a director on the Board of Directors of the Corporation;

(c) “Disinterested Director” means, with respect to each Proceeding in respect of which indemnification is sought hereunder, a Director of the Corporation who is not and was not a party to such Proceeding;

(d) “Expenses” means all attorneys’ fees, retainers, court costs, transcript costs, fees of expert witnesses, private investigators and professional advisors (including, without limitation, accountants and investment bankers), travel expenses, duplicating costs, printing and binding costs, costs of preparation of demonstrative evidence and other courtroom presentation aids and devices, costs incurred in connection with document review, organization, imaging and computerization, telephone charges, postage, delivery service fees, and all other disbursements, costs or expenses of the type customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, settling or otherwise participating in, a Proceeding;

(e) “Liabilities” means judgments, damages, liabilities, losses, penalties, excise taxes, fines and amounts paid in settlement;

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(f) “Non-Officer Employee” means any person who serves or has served as an employee or agent of the Corporation, but who is not or was not a Director or Officer;

(g) “Officer” means any person who serves or has served the Corporation as an officer of the Corporation appointed by the Board of Directors of the Corporation;

(h) “Proceeding” means any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, inquiry, investigation, administrative hearing or other proceeding, whether civil, criminal, administrative, arbitrative or investigative; and

(i) “Subsidiary” shall mean any corporation, partnership, limited liability company, joint venture, trust or other entity of which the Corporation owns (either directly or through or together with another Subsidiary of the Corporation) either (i) a general partner, managing member or other similar interest or (ii) (A) fifty percent (50%) or more of the voting power of the voting capital equity interests of such corporation, partnership, limited liability company, joint venture or other entity, or (B) fifty percent (50%) or more of the outstanding voting capital stock or other voting equity interests of such corporation, partnership, limited liability company, joint venture or other entity.

SECTION 2. Indemnification of Directors and Officers.

(a) Subject to the operation of Section 4 of this Article V of these By-laws, each Director and Officer shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the NRS, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), and to the extent authorized in this Section 2.

(1) Actions, Suits and Proceedings Other than By or In the Right of the Corporation. Each Director and Officer shall be indemnified and held harmless by the Corporation against any and all Expenses and Liabilities that are incurred or paid by such Director or Officer or on such Director’s or Officer’s behalf in connection with any Proceeding or any claim, issue or matter therein (other than an action by or in the right of the Corporation), which such Director or Officer is, or is threatened to be made, a party to or participant in by reason of such Director’s or Officer’s Corporate Status, if such Director or Officer acted in good faith and in a manner such Director or Officer reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful.

(2) Actions, Suits and Proceedings By or In the Right of the Corporation. Each Director and Officer shall be indemnified and held harmless by the Corporation against any and all Expenses that are incurred by such Director or Officer or on such Director’s or Officer’s behalf in connection with any Proceeding or any claim, issue or matter therein by or in the right of the Corporation, which such Director or Officer is, or is threatened to be made, a party to or participant in by reason of such Director’s or Officer’s Corporate Status, if such Director or Officer acted in good faith and in a manner such Director or Officer reasonably believed to be in or not opposed to the best interests of the Corporation; provided, however, that no indemnification shall be made under this Section 2(a)(2) in respect of any claim, issue or matter as to which such Director or Officer shall have been finally adjudged by a court of competent jurisdiction to be liable to the Corporation, unless, and only to the extent that, the Court of Chancery or another court in which such Proceeding was brought shall determine upon application that, despite adjudication of liability, but in view of all the circumstances of the case, such Director or Officer is fairly and reasonably entitled to indemnification for such Expenses that such court deems proper.

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(3) Survival of Rights. The rights of indemnification provided by this Section 2 shall continue as to a Director or Officer after he or she has ceased to be a Director or Officer and shall inure to the benefit of his or her heirs, executors, administrators and personal representatives.

(4) Actions by Directors or Officers. Notwithstanding the foregoing, the Corporation shall indemnify any Director or Officer seeking indemnification in connection with a Proceeding initiated by such Director or Officer only if such Proceeding (including any parts of such Proceeding not initiated by such Director or Officer) was authorized in advance by the Board of Directors of the Corporation, unless such Proceeding was brought to enforce such Officer’s or Director’s rights to indemnification or, in the case of Directors, advancement of Expenses under these By-laws in accordance with the provisions set forth herein.

SECTION 3. Indemnification of Non-Officer Employees. Subject to the operation of Section 4 of this Article V of these By-laws, each Non-Officer Employee may, in the discretion of the Board of Directors of the Corporation, be indemnified by the Corporation to the fullest extent authorized by the NRS, as the same exists or may hereafter be amended, against any or all Expenses and Liabilities that are incurred by such Non-Officer Employee or on such Non-Officer Employee’s behalf in connection with any threatened, pending or completed Proceeding, or any claim, issue or matter therein, which such Non-Officer Employee is, or is threatened to be made, a party to or participant in by reason of such Non-Officer Employee’s Corporate Status, if such Non-Officer Employee acted in good faith and in a manner such Non-Officer Employee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The rights of indemnification provided by this Section 3 shall exist as to a Non-Officer Employee after he or she has ceased to be a Non-Officer Employee and shall inure to the benefit of his or her heirs, personal representatives, executors and administrators. Notwithstanding the foregoing, the Corporation may indemnify any Non-Officer Employee seeking indemnification in connection with a Proceeding initiated by such Non-Officer Employee only if such Proceeding was authorized in advance by the Board of Directors of the Corporation.

SECTION 4. Determination. Unless ordered by a court, no indemnification shall be provided pursuant to this Article V to a Director, to an Officer or to a Non-Officer Employee unless a determination shall have been made that such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal Proceeding, such person had no reasonable cause to believe his or her conduct was unlawful. Such determination shall be made by (a) a majority vote of the Disinterested Directors, even though less than a quorum of the Board of Directors, (b) a committee comprised of Disinterested Directors, such committee having been designated by a majority vote of the Disinterested Directors (even though less than a quorum), (c) if there are no such Disinterested Directors, or if a majority of Disinterested Directors so directs, by independent legal counsel in a written opinion, or (d) by the stockholders of the Corporation.

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SECTION 5. Advancement of Expenses to Directors Prior to Final Disposition.

(a) The Corporation shall advance all Expenses incurred by or on behalf of any Director in connection with any Proceeding in which such Director is involved by reason of such Director’s Corporate Status within thirty (30) days after the receipt by the Corporation of a written statement from such Director requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by such Director and shall be preceded or accompanied by an undertaking by or on behalf of such Director to repay any Expenses so advanced if it shall ultimately be determined that such Director is not entitled to be indemnified against such Expenses. Notwithstanding the foregoing, the Corporation shall advance all Expenses incurred by or on behalf of any Director seeking advancement of expenses hereunder in connection with a Proceeding initiated by such Director only if such Proceeding (including any parts of such Proceeding not initiated by such Director) was (i) authorized by the Board of Directors of the Corporation, or (ii) brought to enforce such Director’s rights to indemnification or advancement of Expenses under these By-laws.

(b) If a claim for advancement of Expenses hereunder by a Director is not paid in full by the Corporation within thirty (30) days after receipt by the Corporation of documentation of Expenses and the required undertaking, such Director may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and if successful in whole or in part, such Director shall also be entitled to be paid the expenses of prosecuting such claim. The failure of the Corporation (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of such advancement of Expenses under this Article V shall not be a defense to an action brought by a Director for recovery of the unpaid amount of an advancement claim and shall not create a presumption that such advancement is not permissible. The burden of proving that a Director is not entitled to an advancement of expenses shall be on the Corporation.

(c) In any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the Director has not met any applicable standard for indemnification set forth in the NRS.

SECTION 6. Advancement of Expenses to Officers and Non-Officer Employees Prior to Final Disposition.

(a) The Corporation may, at the discretion of the Board of Directors of the Corporation, advance any or all Expenses incurred by or on behalf of any Officer or any Non-Officer Employee in connection with any Proceeding in which such person is involved by reason of his or her Corporate Status as an Officer or Non-Officer Employee upon the receipt by the Corporation of a statement or statements from such Officer or Non-Officer Employee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by such Officer or Non-Officer Employee and shall be preceded or accompanied by an undertaking by or on behalf of such person to repay any Expenses so advanced if it shall ultimately be determined that such Officer or Non-Officer Employee is not entitled to be indemnified against such Expenses.

(b) In any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the Officer or Non-Officer Employee has not met any applicable standard for indemnification set forth in the NRS.

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SECTION 7. Contractual Nature of Rights.

(a) The provisions of this Article V shall be deemed to be a contract between the Corporation and each Director and Officer entitled to the benefits hereof at any time while this Article V is in effect, in consideration of such person’s past or current and any future performance of services for the Corporation. Neither amendment, repeal or modification of any provision of this Article V nor the adoption of any provision of the Articles of Incorporation inconsistent with this Article V shall eliminate or reduce any right conferred by this Article V in respect of any act or omission occurring, or any cause of action or claim that accrues or arises or any state of facts existing, at the time of or before such amendment, repeal, modification or adoption of an inconsistent provision (even in the case of a proceeding based on such a state of facts that is commenced after such time), and all rights to indemnification and advancement of Expenses granted herein or arising out of any act or omission shall vest at the time of the act or omission in question, regardless of when or if any proceeding with respect to such act or omission is commenced. The rights to indemnification and to advancement of expenses provided by, or granted pursuant to, this Article V shall continue notwithstanding that the person has ceased to be a director or officer of the Corporation and shall inure to the benefit of the estate, heirs, executors, administrators, legatees and distributes of such person.

(b) If a claim for indemnification hereunder by a Director or Officer is not paid in full by the Corporation within sixty (60) days after receipt by the Corporation of a written claim for indemnification, such Director or Officer may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, such Director or Officer shall also be entitled to be paid the expenses of prosecuting such claim. The failure of the Corporation (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of such indemnification under this Article V shall not be a defense to an action brought by a Director or Officer for recovery of the unpaid amount of an indemnification claim and shall not create a presumption that such indemnification is not permissible. The burden of proving that a Director or Officer is not entitled to indemnification shall be on the Corporation.

(c) In any suit brought by a Director or Officer to enforce a right to indemnification hereunder, it shall be a defense that such Director or Officer has not met any applicable standard for indemnification set forth in the NRS.

SECTION 8. Non-Exclusivity of Rights. The rights to indemnification and to advancement of Expenses set forth in this Article V shall not be exclusive of any other right which any Director, Officer, or Non-Officer Employee may have or hereafter acquire under any statute, provision of the Articles of Incorporation or these By-laws, agreement, vote of stockholders or Disinterested Directors or otherwise.

SECTION 9. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any Director, Officer or Non-Officer Employee against any liability of any character asserted against or incurred by the Corporation or any such Director, Officer or Non-Officer Employee, or arising out of any such person’s Corporate Status, whether or not the Corporation would have the power to indemnify such person against such liability under the NRS or the provisions of this Article V.

SECTION 10. Other Indemnification. The Corporation’s obligation, if any, to indemnify or provide advancement of Expenses to any person under this Article V as a result of such person serving, at the request of the Corporation, as a director, partner, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be reduced by any amount such person may collect as indemnification or advancement of Expenses from such other corporation, partnership, joint venture, trust, employee benefit plan or enterprise (the “Primary Indemnitor”). Any indemnification or advancement of Expenses under this Article V owed by the Corporation as a result of a person serving, at the request of the Corporation, as a director, partner, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall only be in excess of, and shall be secondary to, the indemnification or advancement of Expenses available from the applicable Primary Indemnitor(s) and any applicable insurance policies.

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ARTICLE VI

Miscellaneous Provisions

SECTION 1. Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

SECTION 2. Seal. The Board of Directors shall have power to adopt and alter the seal of the Corporation.

SECTION 3. Execution of Instruments. All deeds, leases, transfers, contracts, bonds, notes and other obligations to be entered into by the Corporation in the ordinary course of its business without director action may be executed on behalf of the Corporation by the Chairperson of the Board, if one is elected, the President or the Treasurer or any other officer, employee or agent of the Corporation as the Board of Directors or the executive committee of the Board may authorize.

SECTION 4. Voting of Securities. Unless the Board of Directors otherwise provides, the Chairperson of the Board, if one is elected, the President or the Treasurer may waive notice of and act on behalf of the Corporation, or appoint another person or persons to act as proxy or attorney in fact for the Corporation with or without discretionary power and/or power of substitution, at any meeting of stockholders or shareholders of any other corporation or organization, any of whose securities are held by the Corporation.

SECTION 5. Resident Agent. The Board of Directors may appoint a resident agent upon whom legal process may be served in any action or proceeding against the Corporation.

SECTION 6. Corporate Records. The original or attested copies of the Articles of Incorporation, By-laws and records of all meetings of the incorporators, stockholders and the Board of Directors and the stock transfer books, which shall contain the names of all stockholders, their record addresses and the amount of stock held by each, may be kept outside the State of Nevada and shall be kept at the principal office of the Corporation, at an office of its counsel, at an office of its transfer agent or at such other place or places as may be designated from time to time by the Board of Directors.

SECTION 7. Articles of Incorporation. All references in these By-laws to the Articles of Incorporation shall be deemed to refer to the Articles of Incorporation of the Corporation, as amended and/or restated and in effect from time to time.

SECTION 8. Exclusive Jurisdiction of Nevada Courts. Unless the Corporation consents in writing to the selection of an alternative forum, the state and federal courts of the State of Nevada shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the NRS or the Articles of Incorporation or By-laws, or (iv) any action asserting a claim against the Corporation governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 8.

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SECTION 9. Amendment of By-laws.

(a) Amendment by Directors. Except as provided otherwise by law, these By-laws may be amended or repealed by the Board of Directors by the affirmative vote of a majority of the directors then in office.

(b) Amendment by Stockholders. These By-laws may be amended or repealed at any Annual Meeting, or special meeting of stockholders called for such purpose in accordance with these By-Laws, by the affirmative vote of at least seventy-five percent (75%) of the outstanding shares entitled to vote on such amendment or repeal, voting together as a single class; provided, however, that if the Board of Directors recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall only require the affirmative vote of the majority of the outstanding shares entitled to vote on such amendment or repeal, voting together as a single class. Notwithstanding the foregoing, stockholder approval shall not be required unless mandated by the Articles of Incorporation, these By-laws, or other applicable law.

SECTION 10. Notices. If mailed, notice to stockholders shall be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. Without limiting the manner by which notice otherwise may be given to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 78.370 of the NRS.

SECTION 11. Waivers. A written waiver of any notice, signed by a stockholder or director, or waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Neither the business to be transacted at, nor the purpose of, any meeting need be specified in such a waiver.

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SAVE FOODS, INC.

HAPARDES 134 (MESHEK SANDER),

NEVE YARAK, 4994500 ISRAEL

(347) 468-9583

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 2, 2023

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints David Palach as the true and lawful attorney, agent and proxy of the undersigned, with full power of substitution to each of them, to represent and to vote, on behalf of the undersigned, all shares of Common stock of Save Foods, Inc. (the “Company”) held of record in the name of the undersigned at the close of business on [●], 2023, at the Annual General Meeting of Stockholders (the “Meeting”) to be held at the Meitar Law Offices, 16 Abba Hillel Road, 10th floor, Ramat Gan, Israel, on October 2, 2023, at 4:30 pm (local time), and at any and all adjournments or postponements thereof, on the matters listed on the reverse side, which are more fully described in the Notice of Annual Meeting of Stockholders of the Company and Proxy Statement relating to the Meeting.

The undersigned hereby revokes any and all proxies heretofore given with respect to the vote at the Meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made with respect to any proposal, this proxy will be voted FOR each proposal, in accordance with the recommendations of the Company’s board of directors.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

SAVE FOODS, INC.

OCTOBER 2, 2023

VOTE BY MAIL (Mark, sign, date and mail your proxy card in the postage-paid, return-addressed envelope we have provided)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH PROPOSAL LISTED BELOW.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

		FOR	AGAINST	ABSTAIN

1.	Election of two Class II directors to serve on our board of directors for a term of three years or until their successors are elected and qualified, for which Amitay Weiss and Dr. Roy Borochov are the nominees	☐	☐	☐

2.	Approval of increase in shares available for issuance under the 2022 Share Incentive Plan	☐	☐	☐

3.	Grant discretionary authority to the Company’s Board of Directors to amend the Certificate of Incorporation of the Company to effect one or more consolidations of the issued and outstanding shares of common stock, pursuant to which the shares of common stock would be combined and reclassified into one (1) share of common stock at a ratio within the range from 1-for-7 up to 1-for-10	☐	☐	☐

4.	Approval of a certain transaction that contemplates the issuance of securities in a non-public offering where the maximum number of shares of common stock to be issued may exceed 20% of the Company’s issued and outstanding capital stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d)	☐	☐	☐

5.	Approval of reincorporation of the Company in Nevada	☐	☐	☐

6.	Ratification of the appointment of Somekh Chaikin, a member of KPMG International, as the Company’s independent auditors for the fiscal year ended December 31, 2023	☐	☐	☐

7.	Advisory vote to approve a grant of shares to members of the Company’s board of directors, under the 2022 Plan, and subject to the approval the 2022 Plan Amendment	☐	☐	☐

Signature of stockholder	Date	Signature of stockholder	Date

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.